As filed with the U.S. Securities and Exchange Commission on May 1, 2002
                                                       Registration No. 33-63900

--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM S-6
                          REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933    [ ]
                      POST-EFFECTIVE AMENDMENT NO. 10  [X]
                 -----------------------------------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV
                              (Exact name of trust)

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                               (Name of depositor)

                               JOHN HANCOCK PLACE
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                           BOSTON, MASSACHUSETTS 02117
          (Complete address of depositor's principal executive offices)
                              --------------------

                             RONALD J. BOCAGE, ESQ.
                       JOHN HANCOCK LIFE INSURANCE COMPANY
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                        JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)
                            -------------------------

                                    Copy to:
                               THOMAS C. LAUERMAN
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007
                           --------------------------

It is proposed that this filing become effective (check appropriate box)

     [_] immediately upon filing pursuant to paragraph (b) of Rule 485

     [X] on May 1, 2002 pursuant to paragraph (b) of Rule 485

     [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

     [_] this post-effective amendment designates a new effective date for a previously filed amendment.

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                                     PART II

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                        REPRESENTATION OF REASONABLENESS

     John Hancock Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                      UNDERTAKING REGARDING IMDEMNIFICATION

     Pursuant to Article 8 of John Hancock's Bylaws and Chapter 156B, Section 67 of the Massachusetts Business Corporation Law, John Hancock indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of John Hancock.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     The prospectus containing 141 pages.

     The undertaking to file reports.

     The representation of reasonableness.

     The undertaking regarding indemnification.

     The signatures.

     The following exhibits:

     I.A.(1) John Hancock Board Resolution establishing the separate account, is incorporated by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement of File No. 33-63842, filed on March 6, 1996

         (2)     Not Applicable

         (3)(a) Form of Distribution and Servicing Agreement by and among Signator Investors, Inc. (previously known as "John Hancock Distributors, Inc."), John Hancock Life Insurance (previously known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 33-15075) filed April 18, 1997.

            (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc. and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 33-15075) filed April 18, 1997.

            (c) Schedule of sales commissions included in Exhibit I.A.(3)(a) above.

         (4)     Not Applicable

         (5)(a) Form of annual premium policy, incorporated by reference from to the initial registration statement to this File, File
                 No. 33-63900, filed on June 4, 1993.

            (b) Form of single premium policy, incorporated by reference from to the initial registration statement to this File, File
                 No. 33-63900, filed on June 4, 1993.

         (6)(a) John Hancock's Restated Articles of Organization are incorporated by reference from Post-Effective Amendment No. 10 the Registration Statement of File No. 333-76662, filed on March 7, 2001.

            (b) John Hancock's Amended And Restated By-Laws are incorporated by reference to the Annual Report filed on Form 10-K, File No. 333-45862, filed March 27, 2002.

         (7)     Not applicable.

         (8)     Not applicable.

         (9)     Not Applicable.

         (10) Forms of application for Policies, incorporated by reference from to the initial registration statement to this File, File No. 33-63900, filed on June 4, 1993.

         (11) Not Applicable. The Registrant invests only in shares of open-end Funds.

       2.   Included as Exhibit 1.A(5) above.

       3. Opinion and consent of counsel as to securities being registered, incorporated by reference from to the initial registration statement to this File, File No. 33-63900, filed on June 4, 1993.

       4.   Not Applicable

       5.   Not Applicable

       6.   Opinion and consent of actuary, filed herewith.

       7.   Consent of independent auditors, filed herewith.

       8. Memorandum describing John Hancock's issuance, transfer and redemption procedures for the flexible policy pursuant to Rule 6e-3(T)(b)(12)(iii), incorporated by reference to Pre-Effective Amendment No. 1 to File 33-64364, filed on October 29, 1993.

       9.   Powers of attorney for David F. D'Alessandro, Foster L. Aborn,
            Waye A. Budd, John M. Connors, Jr., John De Ciccio, Robert E. Fast, Kathleen Foley Feldstein, Nelson F. Gifford, Michael C. Hawley, Edward H Linde, Judith A. McHale, R. Robert Popeo, Richard F. Syron and Robert J Tarr are incorporated by reference to the initial registration statement of File No. 333-67744, filed on August 16, 2001. Power of attorney for Thomas P. Glynn, incorporated by reference to the initial registration statement to File No. 333-70743, filed on October, 2 2001.

       10.  Representations, Description and Undertaking pursuant to
            Rule 6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940 are incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement to File No. 33-79108 filed October 10, 1994.

       11. Opinion of Counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the John Hancock Life Insurance Company has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2002.

                               On behalf of the Registrant,
                               JOHN HANCOCK LIFE INSURANCE COMPANY
                               (Depositor)


                                        By:    /s/ DAVID F. D'ALESSANDRO
                                           --------------------------------
                                                David F. D'Alessandro
                                                Chairman, President and Chief
                                                   Executive Officer

Attest:  /s/ RONALD J. BOCAGE
        ----------------------------
          Ronald J. Bocage
          Vice President and Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Life Insurance Company and on the dates indicated.

/s/ THOMAS E. MOLONEY                                         May 1, 2002
------------------------------------
Thomas E. Moloney
Senior Executive Vice President and
Chief Financial Officer
(Principal Financial Officer and
Acting Principal Accounting Officer)


/s/ DAVID F. D'ALESSANDRO                                     May 1, 2002
---------------------------
David F. D'Alessandro
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Signing for himself and as Attorney-In-Fact for:

Foster L. Aborn            Director
Wayne A. Budd              Director
John M. Connors, Jr.       Director
John M. DeCiccio           Director
Robert E. Fast             Director
Kathleen Foley Feldstein   Director
Nelson S. Gifford          Director
Thomas P. Glynn            Director
Michael C. Hawley          Director
Edward H. Linde            Director
Judith A. McHale           Director
R. Robert Popeo            Director
Richard F. Syron           Director
Robert J. Tarr, Jr.        Director

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2002.

On behalf of the Registrant
By John Hancock Life Insurance Company
(Depositor)


                                           By:      /s/ DAVID F. D'ALESSANDRO
                                                    --------------------------
                                                     David F. D'Alessandro
                                                     Chairman, President and
                                                     Chief Executive Officer

Attest:  /s/ RONALD J. BOCAGE
         ---------------------------
          Ronald J. Bocage
          Vice President and Counsel

                          PROSPECTUS DATED MAY 1, 2002
                          ANNUAL PREMIUM VARIABLE LIFE
               scheduled premium variable life insurance policies
                                    issued by

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                                ("JOHN HANCOCK")






        The policies provide the following 7 variable investment options:

VARIABLE INVESTMENT OPTION                                       MANAGED BY
--------------------------                                       ----------
-----------------------------------------------------------------------------------------------------------------------
  Large Cap Growth..........................................     Independence Investment LLC
  Growth & Income...........................................     Independence Investment LLC and Putnam Investment
                                                                  Management, LLC
  International Equity Index................................     Independence Investment LLC
  Real Estate Equity........................................     Independence Investment LLC and Morgan Stanley
                                                                  Investment Management Inc.
  Managed...................................................     Independence Investment LLC and Capital Guardian Trust
                                                                  Company
  Active Bond...............................................     John Hancock Advisers, LLC
  Money Market..............................................     Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Series Fund"). In this prospectus, the investment options of the Series Fund are referred to as "funds".

  The Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Series Fund. The Series Fund prospectus contains detailed information about each available fund. Be sure to read the Series Fund prospectus before selecting any of the variable investment options shown on page 1.





                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *




                        JOHN HANCOCK LIFE SERVICING OFFICE
                        ----------------------------------

                  EXPRESS DELIVERY                     U.S. MAIL
                  ----------------                     ---------
               529 Main Street (X-4)                  P.O. Box 111
               Charlestown, MA 02129                Boston, MA 02117


                              Phone: 1-800-732-5543

                               Fax: 1-617-886-3048

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 17.

     . Behind the illustrations is a section called "Additional Information" that gives more details about the policy. It generally does not repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 28.

     . Behind the Additional Information section are the financial statements for John Hancock and Separate Account UV. These start on page 38.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 141.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the Series Fund prospectus begins.

                                    **********

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.


Question                                                                 Beginning on page
--------                                                                 -----------------
..What is the policy? ....................................................        5
..Who owns the policy? ...................................................        5
..How can you invest money in the policy? ................................        6
..How much must you invest? ..............................................        6
..What happens to your remaining policy value if the policy lapses? ......        7
..How will the value of your investment in the policy change over time? ..        7
..Will you receive annual dividends? .....................................        8
..What charges will we deduct from your investment in the policy? ........        9
..What charges will the Series Fund deduct from your investment in the
  policy? ...............................................................       10
..What other charges could we impose in the future? ......................       11
..How can you change your policy's investment allocations? ...............       11
..How can you access your investment in the policy? ......................       12
..How much will we pay when the insured person dies? .....................       13
..Can you cancel your policy after it's issued? ..........................       14
..Can you choose the form in which we pay out policy proceeds? ...........       14
..How will your policy be treated for income tax purposes? ...............       15
..How do you communicate with us? ........................................       15

WHAT IS THE POLICY?

  This prospectus describes three types of policies being offered by John
Hancock: a Variable Whole Life Policy, a Variable Whole Life P 50 Policy and a Variable Whole Life 100 Policy. THE POLICIES DESCRIBED IN THIS PROSPECTUS ARE AVAILABLE ONLY IN NEW YORK. The minimum death benefit that may be bought is $25,000 for the Whole Life Policy, $50,000 for the Whole Life P 50 Policy and $100,000 for the Whole Life 100 Policy. For the Whole Life Policy and the Whole Life P 50 Policy, all persons insured must meet certain health and other criteria called "underwriting standards." All persons insured under the Whole Life 100 Policy must meet "preferred risk" and non-smoking underwriting standards. All policies may be issued on insured persons between ages of 0 and
75. Discounts are available to insured persons meeting non-smoking underwriting criteria.

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine how much of your premium you invest in the various investment options

     . Borrow amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Surrender a portion of the policy

     . Choose the form in which we will pay out the death benefit or other proceeds

Most of these options are subject to limits that are explained later in this prospectus.

WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

HOW CAN YOU INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments".

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Life Servicing Office.

HOW MUCH MUST YOU INVEST?

Payment period and frequency.

  Premiums are payable annually or more frequently over the insured person's lifetime in accordance with our published rules and rates. Premiums are payable on or before the due date specified in the policy. A refund or charge will be made to effect premium payment to the end of the policy month in which the insured person dies.

Lapse and reinstatement

  If you don't pay a premium when due, you will have a 31 day "grace period" to make that payment. If you don't pay the premium by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period, unless the surrender value has been paid or otherwise exhausted, or the period of any extended term coverage (discussed below) has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a prescribed amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid premium from the death benefit, prorated to the end of the month of the insured person's death.

WHAT HAPPENS TO YOUR REMAINING POLICY VALUE IF THE POLICY LAPSES?

  Prior to the end of the business day immediately preceding the 70th day after the beginning of the grace period, any policy values available (as determined in accordance with the policy) may be applied as of the beginning of the grace period under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person commencing at the beginning of the grace period.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance which the available policy values will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease in accordance with the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy values will purchase.


  For example, using the Variable Whole Life P50 Policy (Age 25 years Male-Smoker) illustrated in this prospectus and the 6% hypothetical gross annual investment return assumption, if an option was elected and became effective at the end of policy year 5, the insurance coverage provided by the options on lapse would be as follows:

    Variable or Fixed
    Paid-Up Whole Life                    Fixed Extended Term Insurance
    ------------------                    -----------------------------
      Death Benefit                   Death Benefit     Term in Years and Days
      -------------                   -------------     ----------------------
                             or
         $10,427                         $62,736          12 years 331 days


  If no option has been elected before the end of the business day immediately preceding the 70th day after the beginning of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

  If the insured person dies after the grace period but before the end of the business day immediately preceding the 70th day after the beginning of the grace period and prior to any election, and if the policy is then in force, we will pay a death benefit equal to the greater of the death benefits provided under Fixed Extended Term Insurance (if available) or Fixed Paid-Up Insurance determined in accordance with the policy.

  A policy continued under any option may be surrendered for its cash value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options, but not under the Fixed Extended Term Insurance option.

HOW WILL THE VALUE OF YOUR INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest (your so-called "net premium") in the investment options you've elected. We invest an amount equal to each net premium for your policy on the date of issue and on each premium due date thereafter, even if we actually receive your corresponding premium payment before or after that date.

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your cash value. We describe these charges under "What charges will John Hancock deduct from my investment in the policy?" below.

  At any time, the "cash value" of your policy (assuming you take all dividend payments in cash) is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all partial surrenders you have made.

 If you take a loan on the policy, however, your cash value will be computed somewhat differently. This is discussed on page 30.

WILL YOU RECEIVE ANNUAL DIVIDENDS?

  These policies are participating policies which, except while in force as Fixed Extended Term Insurance, are entitled to the share, if any, of the divisible surplus which we annually determine and apportion to them. Any share will be distributed as a dividend payable annually on the policy anniversary beginning not later than the end of the second policy year for the Variable Whole Life 100 Policy and not later than the end of the third policy year for the Variable Whole Life Policy and Variable Whole Life P50 Policy.

  Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the policy's issue. Thus, participating policies generally have gross premiums which are higher than those for comparable non-participating policies. If a policy is surrendered before dividends become payable, you do not benefit from having a participating policy.

  Both Federal and state law recognize that dividends are considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes.

  Dividend illustrations published at the time of issue of a policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.

  Each year our actuaries analyze the current and recent past experience and compare it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and withdrawal rates, investment yield in the general account, and actual expenses incurred in administering the policies. Such data is then allocated to each dividend class, e.g., by year of issue, age, smoking habits and plan. The actuaries then determine what dividends can be equitably apportioned to each Policy class and make a recommendation to our Board of Directors. The Board of Directors, which has the ultimate authority to ascertain dividends, will vote the amount of surplus to be apportioned to each policy class, thereby authorizing the distribution of each year's dividend.

  You may in general elect to have any dividend paid or applied under any one of the following options: paid in cash; applied to premium payments; left to accumulate with interest of at least 3 1/2% a year; purchase fixed paid-up insurance; purchase one year term insurance; or purchase variable paid-up insurance.

WHAT CHARGES WILL WE DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover expected state premium taxes we
   ------------------
   must pay. This charge is 2.5% of each premium.

 . Adjustment for premium payment frequency - If you select a premium
   ----------------------------------------
   payment mode other than annual (so that we receive your premiums over the course of the year, rather than all at the beginning), there will be less value in your policy to support it during the course of the year. To compensate for the risk to us that this creates, the rate we set for each non-annual premium includes an additional amount that we retain, rather than crediting it to your policy.

 . Annual administrative charge - A charge of $50 in each policy year to
   ----------------------------
   help defray our annual administrative expenses.

 . Charge for extra insurance risk - The amount of premiums we may require
   -------------------------------
   may include an additional component if the insured person presents particular mortality risks. We retain these additional amounts to compensate us for that risk.

 . Optional benefits charge - The amount of premiums we require is increased
   ------------------------
   by an additional component to cover any optional rider benefits you choose for your policy. We retain such additional amounts to compensate us for the obligations we assume under the rider(s).

 . Premium sales charge - A charge not to exceed 9% of the basic annual
   --------------------
   premium during the period equal to the lesser of 20 years or the anticipated life expectancy of the insured person, based on the 1980 Commissioners Standard Ordinary Mortality Table. (The basic annual premium is the annual premium less the premiums for any optional rider benefits, additional charges for extra mortality risks and the $50 annual administrative charge.) The charge during the first two policy years shall not exceed 30% of the basic annual premium paid during the first policy year plus 10% of the basic annual premium paid for the second policy year. Charges of 10% or less are made for later policy year.

 . Additional first year administrative charge - A charge in the first
   -------------------------------------------
   policy year at the rate of $13 per $1,000 of the Initial Sum Insured (as shown in the policy) for a Variable Whole Life Policy, $7 per $1,000 for a Variable Whole Life P50 Policy and $4 per $1,000 for a Variable Whole Life 100 policy or a pro rata portion thereof, to cover administrative expenses in connection with the issuance of the policy.

 . Risk charge - A charge necessary to cover the risk we assumed that the
   -----------
   Variable Sum Insured will be less than the guaranteed minimum death benefit. This charge will vary by age of the insured person but averages approximately 3% of the basic annual premium.

 . Deduction for dividends - A deduction for dividends to be paid or
   -----------------------
   credited in accordance with the dividend scale in effect on the issue date of the policy. This deduction will vary by age of the insured person and duration of the policy but is expected to average approximately 5-9% of the basic annual premium.

Deductions from Account assets

 . Insurance charge - A monthly charge for the cost of insurance. To
   ----------------
   determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                 -------
   rates. The cost of insurance rates will never be more than those based on the 1980 Commissioners Standard Ordinary Mortality Tables. Cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.)

 . M &E charge - A daily charge for mortality and expense risks we assume.
   -----------
   This charge is deducted from the variable investment options. The current charge is at an effective annual rate of .50% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .50%.

WHAT CHARGES WILL THE SERIES FUND DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

  The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2001. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                                                                          Total Fund        Total Fund
                                         Investment  Distribution and  Other Operating    Operating          Operating
                                         Management      Service        Expenses With    Expenses With    Expenses Absent
Fund Name                                    Fee       (12b-1) Fees     Reimbursement    Reimbursement     Reimbursement
---------                                ----------  ----------------  ---------------  --------------  ------------------
Large Cap Growth . . . . . . . . . . .     0.38%           N/A              0.03%           0.41%             0.41%
Growth & Income. . . . . . . . . . . .     0.67%           N/A              0.05%           0.72%             0.72%
International Equity Index . . . . . .     0.17%           N/A              0.10%           0.27%             0.40%
Real Estate Equity . . . . . . . . . .     1.00%           N/A              0.07%           1.07%             1.07%
Managed. . . . . . . . . . . . . . . .     0.67%           N/A              0.06%           0.73%             0.73%
Active Bond. . . . . . . . . . . . . .     0.62%           N/A              0.05%           0.67%             0.67%
Money Market . . . . . . . . . . . . .     0.25%           N/A              0.07%           0.32%             0.32%

NOTES TO FUND EXPENSE TABLE

  Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index).

WHAT OTHER CHARGES COULD WE IMPOSE IN THE FUTURE?

  We currently make no charge for our Federal income taxes, but if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make such a charge. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, the state and local taxes (in addition to premium taxes) we incur are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

HOW CAN YOU CHANGE YOUR POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers of not less than 10% for any option and must total 100%.

Transfers of existing cash value

  You may also transfer your existing cash value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. You may not make more than six transfers in each policy year. A confirmation of each transfer will be sent to you.

Limitation on number of investment options

  Whether through the allocation of premium or through the transfer of existing cash value, you can never be invested in more than five investment options at any one time.

HOW CAN YOU ACCESS YOUR INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time for its "surrender value." You must return your policy when you request a full surrender. The surrender value will be the policy cash value plus any dividends and interest unpaid or unapplied, and the cash value of any insurance purchased under any dividend option with an adjustment to reflect the difference between the gross premium and the net premium for the period beyond the date of surrender, less any indebtedness.

Partial Surrender

  A policy may be partially surrendered in accordance with our rules. The policy after the partial surrender must have an Initial Sum Insured at least as great as the minimum issue size for that type of policy. The premium and the guaranteed minimum death benefit for the policy will be based on the new Initial Sum Insured.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is what we call your "Loan Value." The Loan Value will be 90% of the total of the policy cash value (assuming no dividends) and any cash value under the variable paid-up insurance dividend option, plus any cash value under the fixed paid up insurance dividend option. Interest accrues and is compounded daily at an effective annual rate equal to the then applicable Variable Loan Interest Rate. However, if you elect the Fixed Loan Interest Rate, interest accrues and is compounded daily at an effective annual rate of 8%.

  The amount of any outstanding loan plus accrued interest is called the "indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $100. You may repay all or a portion of any indebtedness while the insured person is living and premiums are being duly paid. Any loan is charged against the variable investment options in proportion to the policy cash value allocated to the variable investment options and, upon repayment, the repayment is allocated to the variable investment options in proportion to the outstanding indebtedness in each variable investment option at such time.

  We determine the Variable Loan Interest Rate annually. The Fixed Loan Interest Rate is 8% for the life of the policy. At the time of issue, you can elect which loan interest rate will apply to any policy loan. If permitted by the law of the state in which the policy is issued, you may change a prior choice of loan interest rate. If at the time of such request there is outstanding indebtedness, the change will generally become effective on the next policy anniversary.

  The Variable Loan Interest Rate determined annually for a policy will apply to all indebtedness outstanding during the policy year following the date of determination. The rate will not exceed the higher of 5 1/2% or the Published Monthly Average (as defined below) for the calendar month which is two months prior to the month in which the date of determination occurs. The Published Monthly Average means Moody's Corporate Bond Yield Average as published by Moody's Investors Service, Inc. or any successor thereto.

  The amount of the loan deducted from the investment options is placed in a special loan account. This special loan account will earn interest at an effective annual rate that is not more than 2% below the interest rate we are then charging on the loan (assuming no taxes).

  If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. Policy loans may result in adverse tax consequences under certain circumstances (see "Tax Considerations" on page 32).

HOW MUCH WILL WE PAY WHEN THE INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Sum Insured."

  When the insured person dies, we will pay the death benefit minus any indebtedness. The death benefit will be an amount equal to the greater of the guaranteed minimum death benefit and the Variable Sum Insured on the date of death of the insured person. The Variable Sum Insured is an amount equal to the Initial Sum Insured at issue and thereafter varies, as discussed below.

Guaranteed minimum death benefit

  The guaranteed minimum death benefit is equal to the Initial Sum Insured on the date of issue of the policy. We guarantees that, regardless of what your variable investment options earn, the death benefit will never be less than the guaranteed minimum death benefit.

Variable Sum Insured

  After the first policy month, the Variable Sum Insured is determined once each policy month on the Monthly Date. (The Monthly Date is the first day of a policy month which day immediately follows a business day.) The Variable Sum Insured remains level during the policy month following the determination.

  Changes in the Variable Sum Insured for each policy month are computed by a formula, filed with the insurance supervisory officials of the jurisdiction in which the policy has been delivered or issued for delivery. Under the formula the difference between the applicable Account Net Investment Rate (ANIR) for each business day and the policy's assumed annual rate of 4 1/2% is translated, on an actuarial basis, into a change in the Variable Sum Insured.

  The Variable Sum Insured would increase on the next Monthly Date only if the applicable ANIR for the last policy month were sufficiently greater than a monthly rate equivalent to an annual rate of 4 1/2% to result in such an increase. If the ANIR was equivalent to an annual rate of less than 4 1/2%, the Variable Sum Insured would be reduced. The percentage change in the Variable Sum Insured is not the same as the Account Net Investment Rate, however.

 CAN YOU CANCEL YOUR POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by John Hancock of the Notice of Withdrawal
       Right; or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to John Hancock at one of the addresses shown on page 2, or to the John Hancock representative who delivered the policy to you.

  You will receive a refund of any premiums you've paid. The date of cancellation will be the date of such mailing or delivery.

CAN YOU CHOOSE THE FORM IN WHICH WE PAY OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 HOW WILL YOUR POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your cash value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your cash value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 32.

 HOW DO YOU COMMUNICATE WITH US?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock Life Servicing Office at the appropriate address shown on page 2.

  Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     . surrenders or partial surrenders

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

  The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone Transactions" below):

     . loans

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

  You should mail or express all written requests to the John Hancock Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to the John Hancock Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the John Hancock Life Servicing Office or your John Hancock representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to all policies like yours or with respect to any class of such policies.

  ILLUSTRATION OF DEATH BENEFITS, CASH VALUES, SURRENDER VALUES AND ACCUMULATED
                                    PREMIUMS

  The following tables illustrate the changes in death benefit, cash value and surrender value of each of the three types of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age and Initial Sum Insured. Each table illustrates the operation of a policy assuming dividends WHICH ARE NOT GUARANTEED are used to purchase additional variable paid-up death benefits. The amounts shown are for the end of each policy year and assume that all of the cash value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -.60%, 5.36% and 11.33%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual premiums for a standard risk that are paid at the beginning of each policy year. The tables also assume that (i) no loans or partial surrenders are made, and (ii) the current rates for all charges deducted by John Hancock will apply in each year illustrated.

  With respect to fees and expenses deducted from Series Fund assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .54%, and (2) an assumed average asset charge for all other Series Fund operating expenses equivalent to an effective annual rate of .06%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy cash values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Series Fund operating expenses reflects reimbursements to certain funds as described in the footnote to the table on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed. Without those arrangements, the assumed average asset charge for all other operating expenses shown above would be higher. This would result in lower values than those shown in the following tables.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only. The death benefits (and resulting cash values) shown for additional variable paid-up death benefits purchased with dividends paid under a policy are illustrative of those which would be paid if investment returns of 0%, 6% and 12% are realized, if our mortality and expense experience in the future is as currently experienced and if our dividend scale remains unchanged. However, as experience has clearly shown, conditions cannot be expected to continue unchanged, and accordingly dividend scales must be expected to change from time to time. MOREOVER, THERE IS NO GUARANTEE AS TO THE AMOUNT OF DIVIDENDS, IF ANY, THAT WILL BE PAID UNDER A POLICY. Although the tables are based on the assumption that dividends will be used to purchase additional variable paid-up death benefits, other dividend options are available.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Initial Sum Insured requested.

PLAN: VARIABLE WHOLE LIFE 100
    AGE 25 YEARS MALE--NON-SMOKER
    INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $135,135 ANNUAL PREMIUM $1,250.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                                0%                        6%                        12%
                     ------------------------  ------------------------  -------------------------
                          Death Benefit             Death Benefit              Death Benefit
         Prms Accum  ------------------------  ------------------------  -------------------------
             at       Base    Var Pu            Base    Var Pu            Base    Var Pu
 Year     5%/Annum   Policy    Adds    Total   Policy    Adds    Total   Policy    Adds      Total
-------  ----------  -------  ------  -------  -------  ------  -------  -------  -------  ---------
     1      1,313    135,135      0   135,135  135,550       0  135,550  142,561        0   142,561
     2      2,691    135,135    208   135,343  135,588     208  135,796  143,283      208   143,491
     3      4,138    135,135    400   135,535  135,786     410  136,196  147,033      421   147,454
     4      5,657    135,135    575   135,710  135,993     608  136,600  151,098      642   151,739
     5      7,252    135,135    734   135,869  136,206     799  137,005  155,417      869   156,286
     6      8,928    135,135    879   136,014  136,423     986  137,409  159,987    1,105   161,092
     7     10,686    135,135  1,011   136,146  136,644   1,168  137,812  164,813    1,350   166,164
     8     12,533    135,135  1,153   136,288  136,870   1,374  138,244  169,906    1,679   171,585
     9     14,472    135,135  1,302   136,437  137,099   1,601  138,700  175,277    2,126   177,403
    10     16,508    135,135  1,458   136,593  137,332   1,853  139,185  180,939    2,712   183,652
    15     28,322    135,135  2,420   137,555  138,519   3,981  142,500  213,370    8,251   221,620
    20     43,399    135,135  3,384   138,519  139,804   7,708  147,512  255,762   19,892   275,654
    25     62,642    135,135  4,103   139,238  141,231  12,607  153,838  312,737   40,264   353,002
    30     87,201    135,135  4,595   139,730  142,712  18,666  161,378  386,200   74,054   460,254
    35    118,545    135,135  4,986   140,121  144,248  26,213  170,461  481,203  129,322   610,525
Age 65    158,550    135,135  5,342   140,477  145,835  35,315  181,150  604,241  217,588   821,829





                              0%                      6%                       12%
                    ----------------------  ----------------------  -------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  -------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds      Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  -------  ---------
     1      1,313       94      0       94      99       0      99      105        0       105
     2      2,691      934     34      968     995      34   1,028    1,056       34     1,090
     3      4,138    1,774     67    1,841   1,937      69   2,007    2,108       71     2,179
     4      5,657    2,613    100    2,713   2,929     106   3,035    3,269      112     3,381
     5      7,252    3,448    132    3,580   3,968     145   4,112    4,548      158     4,706
     6      8,928    4,278    164    4,443   5,056     185   5,241    5,957      208     6,165
     7     10,686    5,101    196    5,297   6,192     227   6,420    7,503      264     7,767
     8     12,533    5,915    232    6,147   7,379     277   7,656    9,202      340     9,542
     9     14,472    6,720    271    6,991   8,614     335   8,949   11,063      447    11,510
    10     16,508    7,513    315    7,828   9,899     402  10,301   13,102      591    13,693
    15     28,322   11,495    627   12,123  17,345   1,036  18,381   26,840    2,156    28,996
    20     43,399   15,037  1,045   16,082  26,110   2,390  28,499   47,986    6,193    54,178
    25     62,642   17,723  1,498   19,221  35,800   4,623  40,423   79,639   14,826    94,465
    30     87,201   19,972  1,967   21,938  46,822   8,025  54,847  127,290   31,977   159,267
    35    118,545   21,708  2,473   24,181  58,936  13,060  71,996  197,510   64,715   262,225
Age 65    158,550   22,958  3,032   25,990  71,982  20,142  92,124  299,610  124,650   424,260




---------
* Corresponding to modal premiums of: Semi-annual $638.73, Quarterly $325.90, Special Monthly $108.30
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE WHOLE LIFE 100
    AGE 40 YEARS MALE--NON-SMOKER
    INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $113,968 ANNUAL PREMIUM $2,000.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                                0%                        6%                        12%
                     ------------------------  ------------------------  -------------------------
                          Death Benefit             Death Benefit              Death Benefit
         Prms Accum  ------------------------  ------------------------  -------------------------
             at       Base    Var Pu            Base    Var Pu            Base    Var Pu
 Year     5%/Annum   Policy    Adds    Total   Policy    Adds    Total   Policy    Adds      Total
-------  ----------  -------  ------  -------  -------  ------  -------  -------  -------  ---------
     1      2,100    113,968      0   113,968  114,318       0  114,318  120,231        0   120,231
     2      4,305    113,968    102   114,070  114,417     102  114,519  122,111      102   122,213
     3      6,620    113,968    196   114,164  114,581     202  114,783  125,257      262   125,519
     4      9,051    113,968    282   114,250  114,754     342  115,096  128,695      511   129,206
     5     11,604    113,968    362   114,330  114,931     536  115,467  132,341      854   133,196
     6     14,284    113,968    459   114,427  115,112     780  115,892  136,184    1,296   137,479
     7     17,098    113,968    577   114,545  115,295   1,072  116,367  140,221    1,840   142,061
     8     20,053    113,968    735   114,703  115,480   1,437  116,917  144,460    2,529   146,989
     9     23,156    113,968    923   114,891  115,667   1,867  117,535  148,909    3,365   152,273
    10     26,413    113,968  1,139   115,107  115,857   2,366  118,224  153,577    4,367   157,944
    15     45,315    113,968  2,421   116,389  116,823   5,812  122,635  180,222   12,462   192,684
    20     69,438    113,968  3,776   117,744  117,844  10,765  128,609  214,207   27,661   241,868
Age 65    100,226    113,968  4,895   118,863  118,945  16,990  135,935  258,552   53,375   311,927
    30    139,521    113,968  5,836   119,804  120,069  24,212  144,791  314,489   95,727   410,216
    35    189,672    113,968  6,651   120,619  121,212  34,125  155,337  385,101  163,843   548,944





                              0%                      6%                       12%
                    ----------------------  ----------------------  -------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  -------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds      Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  -------  ---------
     1      2,100      591      0      591     626       0     626      662        0       662
     2      4,305    1,986     28    2,014   2,137      28   2,165    2,291       28     2,319
     3      6,620    3,350     57    3,407   3,694      58   3,752    4,056       76     4,132
     4      9,051    4,682     84    4,767   5,296     102   5,399    5,967      154     6,121
     5     11,604    5,984    112    6,096   6,947     166   7,113    8,036      266     8,302
     6     14,284    7,254    147    7,401   8,644     250   8,894   10,273      417    10,690
     7     17,098    8,494    191    8,685  10,391     356  10,746   12,695      613    13,308
     8     20,053    9,705    251    9,956  12,187     493  12,680   15,315      871    16,186
     9     23,156   10,886    326   11,212  14,035     662  14,697   18,151    1,198    19,350
    10     26,413   12,037    416   12,453  15,934     868  16,801   21,218    1,607    22,826
    15     45,315   17,504  1,037   18,541  26,385   2,499  28,884   40,891    5,380    46,270
    20     69,438   22,070  1,878   23,948  37,910   5,381  43,291   69,226   13,883    83,110
Age 65    100,226   25,346  2,780   28,126  49,861   9,691  59,552  108,880   30,573   139,453
    30    139,521   27,731  3,736   31,467  62,133  15,892  78,025  163,488   61,828   225,316
    35    189,672   29,282  4,725   34,007  74,287  24,354  98,641  237,100  117,438   354,538




---------
* Corresponding to modal premiums of: Semi-annual $1,021.60, Quarterly $520.90, Special Monthly $172.80
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE WHOLE LIFE P50
    AGE 25 YEARS MALE--NON-SMOKER
    INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $65,723 ANNUAL PREMIUM $700.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Qualified


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1        735    65,723      0   65,723  65,925       0  65,925   69,335       0    69,335
     2      1,507    65,723      0   65,723  65,930       0  65,930   69,442       0    69,442
     3      2,317    65,723    175   65,898  66,029     192  66,221   71,304     211    71,515
     4      3,168    65,723    352   66,075  66,130     402  66,533   73,289     456    73,745
     5      4,061    65,723    527   66,250  66,234     625  66,859   75,389     735    76,124
     6      4,999    65,723    702   66,425  66,340     862  67,202   77,607   1,052    78,659
     7      5,984    65,723    876   66,599  66,448   1,114  67,562   79,948   1,407    81,356
     8      7,019    65,723  1,056   66,779  66,557   1,388  67,945   82,417   1,816    84,234
     9      8,105    65,723  1,240   66,963  66,669   1,684  68,352   85,021   2,282    87,302
    10      9,245    65,723  1,428   67,151  66,782   2,002  68,784   87,765   2,810    90,575
    15     15,860    65,723  2,434   68,157  67,358   4,007  71,365  103,443   6,732   110,175
    20     24,303    65,723  3,406   69,129  67,982   6,620  74,601  123,953  13,481   137,433
    25     35,079    65,723  4,135   69,858  68,677   9,555  78,232  151,610  23,919   175,529
    30     48,833    65,723  4,571   70,294  69,399  12,600  81,999  187,256  39,210   226,466
    35     66,385    65,723  4,740   70,463  70,147  15,688  85,835  233,343  61,314   294,657
Age 65     88,788    65,723  4,692   70,415  70,919  18,763  89,682  293,022  92,895   385,917





                              0%                      6%                      12%
                    ----------------------  ----------------------  ------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  ------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1       735        13      0       13      14       0      14       15       0        15
     2     1,507       423      0      423     450       0     450      476       0       476
     3     2,317       834     29      863     908      32     941      985      35     1,021
     4     3,168     1,244     61    1,305   1,390      70   1,461    1,548      80     1,628
     5     4,061     1,652     95    1,747   1,896     113   2,009    2,168     133     2,301
     6     4,999     2,057    131    2,188   2,425     162   2,587    2,850     198     3,048
     7     5,984     2,459    170    2,629   2,978     217   3,195    3,600     275     3,874
     8     7,019     2,857    212    3,069   3,555     280   3,835    4,423     368     4,790
     9     8,105     3,250    258    3,508   4,156     352   4,508    5,324     479     5,804
    10     9,245     3,637    309    3,946   4,781     435   5,216    6,312     612     6,925
    15    15,860     5,592    631    6,223   8,416   1,043   9,459   12,984   1,759    14,743
    20    24,303     7,332  1,051    8,383  12,696   2,052  14,749   23,256   4,197    27,453
    25    35,079     8,636  1,509   10,145  17,409   3,503  20,912   38,608   8,808    47,416
    30    48,833     9,727  1,956   11,683  22,769   5,417  28,186   61,719  16,933    78,652
    35    66,385    10,569  2,351   12,920  28,660   7,817  36,477   95,776  30,686   126,461
Age 65    88,788    11,176  2,664   13,839  35,004  10,702  45,706  145,295  53,222   198,517




---------
* Corresponding to modal premiums of: Semi-annual $357.95, Quarterly $182.90, Special Monthly $61.00
DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE WHOLE LIFE P50
    AGE 40 YEARS MALE--NON-SMOKER
    INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $62,945 ANNUAL PREMIUM $1,200.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260    62,945      0   62,945  63,138       0  63,138   66,404       0    66,404
     2      2,583    62,945      0   62,945  63,183       0  63,183   67,251       0    67,251
     3      3,972    62,945     98   63,043  63,273     119  63,392   68,979     140    69,119
     4      5,431    62,945    212   63,157  63,369     264  63,633   70,870     322    71,192
     5      6,962    62,945    338   63,283  63,467     435  63,901   72,875     547    73,422
     6      8,570    62,945    472   63,417  63,566     627  64,193   74,988     814    75,802
     7     10,259    62,945    605   63,550  63,667     829  64,496   77,207   1,114    78,321
     8     12,032    62,945    752   63,697  63,769   1,060  64,830   79,536   1,471    81,007
     9     13,893    62,945    903   63,848  63,873   1,311  65,184   81,981   1,879    83,860
    10     15,848    62,945  1,061   64,006  63,977   1,584  65,562   84,546   2,345    86,890
    15     27,189    62,945  1,911   64,856  64,509   3,297  67,806   99,150   5,778   104,928
    20     41,663    62,945  2,691   65,636  65,071   5,414  70,486  117,795  11,414   129,209
Age 65     60,136    62,945  3,279   66,224  65,682   7,724  73,406  142,241  19,839   162,080
    30     83,713    62,945  3,713   66,658  66,304  10,211  76,516  173,058  32,226   205,284
    35    113,804    62,945  3,971   66,916  66,936  12,826  79,673  211,949  50,237   262,186





                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                           Cash Value              Cash Value               Cash Value
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260       251      0      251     266      0      266      281       0       281
     2      2,583     1,026      0    1,026   1,101      0    1,101    1,177       0     1,177
     3      3,972     1,784     28    1,813   1,962     34    1,996    2,149      41     2,189
     4      5,431     2,525     63    2,588   2,848     79    2,927    3,200      97     3,296
     5      6,962     3,248    104    3,353   3,760    135    3,895    4,338     170     4,508
     6      8,570     3,954    151    4,105   4,699    201    4,900    5,568     262     5,830
     7     10,259     4,643    200    4,843   5,664    275    5,939    6,900     371     7,271
     8     12,032     5,316    257    5,573   6,657    364    7,021    8,341     507     8,848
     9     13,893     5,972    319    6,292   7,679    465    8,144    9,901     669    10,570
    10     15,848     6,612    388    7,000   8,729    581    9,310   11,588     863    12,451
    15     27,189     9,670    818   10,488  14,530  1,418   15,947   22,435   2,494    24,929
    20     41,663    12,227  1,335   13,562  20,933  2,698   23,631   38,068   5,711    43,780
Age 65     60,136    14,029  1,862   15,892  27,533  4,405   31,938   59,900  11,365    71,265
    30     83,713    15,340  2,377   17,717  34,311  6,567   40,878   89,965  20,816   110,781
    35    113,804    16,191  2,821   19,013  41,023  9,154   50,177  130,493  36,012   166,505




---------
* Corresponding to modal premiums of Semi-annual $613.20, Quarterly $312.90, Special Monthly $104.00.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE WHOLE LIFE P50
      AGE 25 YEARS MALE--SMOKER
      INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $61,670 ANNUAL PREMIUM $700.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1        735    61,670      0   61,670  61,859       0  61,859   65,059       0    65,059
     2      1,507    61,670      0   61,670  61,865       0  61,865   65,160       0    65,160
     3      2,317    61,670    164   61,834  61,957     181  62,138   66,907     198    67,105
     4      3,168    61,670    331   62,001  62,052     378  62,430   68,769     428    69,198
     5      4,061    61,670    495   62,165  62,150     586  62,736   70,740     690    71,430
     6      4,999    61,670    659   62,329  62,249     809  63,058   72,821     987    73,808
     7      5,984    61.670    822   62,492  62,350   1,045  63,395   75,018   1,321    76,339
     8      7,019    61,670    991   62,661  62,453   1,303  63,755   77,335   1,705    79,039
     9      8,105    61,670  1,163   62,833  62,557   1,580  64,137   79,778   2,141    81,919
    10      9,245    61,670  1,339   63,009  62,664   1,879  64,543   82,352   2,637    84,989
    15     15,860    61,670  2,283   63,953  63,204   3,760  66,964   97,064   6,317   103,381
    20     24,303    61.670  3,195   64,865  63,789   6,211  70,001  116,309  12,650   128,959
    25     35,079    61,670  3,880   65,550  64,442   8,965  73,408  142,261  22,445   164,705
    30     48,833    61,670  4,289   65,959  65,119  11,823  76,942  175,708  36,793   212,501
    35     66,385    61,670  4,448   66,118  65,821  14,721  80,542  218,954  57,534   276,488
Age 65     88,788    61,670  4,402   66,072  66,546  17,606  84,152  274,952  87,168   362,121





                              0%                      6%                      12%
                    ----------------------  ----------------------  ------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  ------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1       735        12      0       12      13       0      13       14       0        14
     2     1,507       397      0      397     422       0     422      446       0       446
     3     2,317       782     28      810     852      30     883      924      33       958
     4     3,168     1,167     58    1,224   1,305      66   1,370    1,452      75     1,527
     5     4,061     1,550     89    1,639   1,779     106   1,885    2,034     125     2,159
     6     4,999     1,930    123    2,053   2,276     152   2,428    2,675     186     2,860
     7     5,984     2,307    159    2,466   2,794     203   2,998    3,378     258     3,635
     8     7,019     2,681    199    2,880   3,336     263   3,599    4,150     345     4,495
     9     8,105     3,049    242    3,292   3,900     331   4,230    4,996     450     5,446
    10     9,245     3,413    290    3,702   4,486     408   4,894    5,923     575     6,498
    15    15,860     5,247    592    5,839   7,897     979   8,876   12,183   1,651    13,834
    20    24,303     6,880    986    7,866  11,913   1,926  13,839   21,822   3,939    25,760
    25    35,079     8,103  1,416    9,519  16,335   3,287  19,622   36,227   8,265    44,492
    30    48,833     9,127  1,836   10,963  21,365   5,083  26,448   57,913  15,889    73,802
    35    66,385     9,918  2,206   12,123  26,893   7,334  34,227   89,870  28,794   118,663
Age 65    88,788    10,487  2,499   12,986  32,846  10,042  42,888  136,335  49,941   186,276




---------
* Corresponding to modal premiums of: Semi-annual $357.95, Quarterly $182.90. Special Monthly $61.00.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE WHOLE LIFE P50
      AGE 40 YEARS MALE--SMOKER
      INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $57,644 ANNUAL PREMIUM $1,200.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260    57,644      0   57,644  57,821       0  57,821   60,812       0    60,812
     2      2,583    57,644      0   57,644  57,862       0  57,862   61,587       0    61,587
     3      3,972    57,644     90   57,734  57,945     109  58,053   63,170     128    63,299
     4      5,431    57,644    194   57,838  58,032     242  58,274   64,902     295    65,197
     5      6,962    57,644    309   57,953  58,122     398  58,520   66,738     501    67,239
     6      8,570    57,644    432   58,076  58,213     574  58,787   68,672     746    69,418
     7     10,259    57,644    554   58,198  58,305     759  59,065   70,705   1,020    71,725
     8     12,032    57,644    688   58,332  58,399     971  59,370   72,838   1,347    74,185
     9     13,893    57,644    827   58,471  58,494   1,201  59,695   75,077   1,721    76,797
    10     15,848    57,644    972   58,616  58,589   1,451  60,040   77,425   2,148    79,573
    15     27,189    57,644  1,750   59,394  59,076   3,019  62,096   90,800   5,291    96,092
    20     41,663    57,644  2,464   60,108  59,591   4,959  64,550  107,875  10,453   118,327
Age 65     60,136    57,644  3,003   60,647  60,151   7,073  67,224  130,262  18,169   148,430
    30     83,712    57,644  3,400   61,044  60,720   9,351  70,072  158,484  29,512   187,996
    35    113,803    57,644  3,637   61,281  61,299  11,746  73,045  194,100  46,007   240,106





                              0%                      6%                      12%
                    ----------------------  ----------------------  ------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  ------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260      230      0      230     244      0      244      258       0       258
     2      2,583      940      0      940   1,008      0    1,008    1,078       0     1,078
     3      3,972    1,634     26    1,660   1,797     31    1,828    1,968      37     2,005
     4      5,431    2,312     58    2,370   2,608     72    2,681    2,930      88     3,019
     5      6,962    2,975     96    3,070   3,444    123    3,567    3,972     156     4,128
     6      8,570    3,621    138    3,759   4,303    184    4,487    5,099     240     5,339
     7     10,259    4,252    183    4,435   5,187    252    5,439    6,319     340     6,659
     8     12,032    4,868    235    5,103   6,097    333    6,430    7,639     464     8,103
     9     13,893    5,469    292    5,762   7,032    426    7,458    9,067     613     9,680
    10     15,848    6,055    355    6,410   7,994    532    8,526   10,612     790    11,402
    15     27,189    8,856    749    9,605  13,306  1,298   14,604   20,545   2,284    22,830
    20     41,663   11,197  1,222   12,420  19,170  2,471   21,641   34,862   5,230    40,093
Age 65     60,136   12,848  1,705   14,553  25,214  4,034   29,249   54,855  10,408    65,263
    30     83,712   14,048  2,177   16,225  31,421  6,014   37,435   82,389  19,063   101,451
    35    113,803   14,828  2,584   17,412  37,568  8,383   45,951  119,504  32,979   152,483




---------
* Corresponding to modal premiums of: Semi-Annual $613.20, Quarterly $312.90, Special Monthly $104.00
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE WHOLE LIFE
    AGE 25 YEARS MALE--NON-SMOKER
    INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $28,930 ANNUAL PREMIUM $350.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1        368    28,930      0   28,930  29,019      0   29,019   30,520       0    30,520
     2        753    28,930      0   28,930  29,021      0   29,021   30,567       0    30,567
     3      1,159    28,930     26   28,956  29,065     26   29,090   31,387      33    31,419
     4      1,584    28,930     49   28,979  29,109     61   29,171   32,260      81    32,341
     5      2,031    28,930     79   29,009  29,155    106   29,261   33,185     143    33,328
     6      2,500    28,930    114   29,044  29,202    160   29,361   34,161     222    34,383
     7      2,992    28,930    152   29,082  29,249    222   29,471   35,192     316    35,508
     8      3,509    28,930    199   29,129  29,297    296   29,593   36,279     432    36,711
     9      4,052    28,930    251   29,181  29,346    382   29,729   37,424     573    37,997
    10      4,622    28,930    310   29,240  29,396    482   29,878   38,632     739    39,371
    15      7,930    28,930  1,001   29,931  29,650  1,533   31,183   45,534   2,474    48,008
    20     12,152    28,930  1,741   30,671  29,924  3,006   32,931   54,562   5,636    60,198
    25     17,540    28,930  2,208   31,138  30,230  4,526   34,756   66,736  10,369    77,105
    30     24,416    28,930  2,440   31,370  30,548  6,022   36,570   82,426  17,198    99,625
    35     33,193    28,930  2,513   31,443  30,877  7,507   38,384  102,713  27,021   129,734
Age 65     44,394    28,930  2,479   31,409  31,217  8,977   40,194  128,983  41,035   170,018





                             0%                      6%                     12%
                    ---------------------  ----------------------  ----------------------
                         Cash Value              Cash Value              Cash Value
         Base Prem  ---------------------  ----------------------  ----------------------
         Accum at    Base   Var Pu          Base   Var Pu           Base   Var Pu
 Year    5%/Annum   Policy   Adds   Total  Policy   Adds   Total   Policy   Adds    Total
-------  ---------  ------  ------  -----  ------  ------  ------  ------  ------  --------
     1       368        6       0       6       6      0        6       7       0        7
     2       753      186       0     186     198      0      198     209       0      209
     3     1,159      367       4     371     400      4      404     434       5      439
     4     1,584      547       9     556     612     11      623     681      14      695
     5     2,031      727      14     741     835     19      854     954      26      980
     6     2,500      905      21     927   1,068     30    1,098   1,255      42    1,296
     7     2,992    1,082      30   1,112   1,311     43    1,354   1,585      62    1,646
     8     3,509    1,257      40   1,297   1,565     60    1,625   1,947      88    2,034
     9     4,052    1,430      52   1,483   1,829     80    1,909   2,344     120    2,464
    10     4,622    1,601      67   1,668   2,105    105    2,209   2,779     161    2,940
    15     7,930    2,462     260   2,721   3,705    399    4,104   5,715     646    6,362
    20    12,152    3,227     538   3,765   5,589    932    6,521  10,237   1,755   11,991
    25    17,540    3,801     806   4,607   7,663  1,659    9,322  16,994   3,818   20,813
    30    24,416    4,282   1,044   5,326  10,022  2,589   12,612  27,167   7,427   34,595
    35    33,193    4,652   1,247   5,899  12,616  3,740   16,356  42,159  13,523   55,682
Age 65    44,394    4,919   1,407   6,327  15,408  5,120   20,528  63,956  23,510   87,466




---------
* Corresponding to modal premiums of: Semi-annual $179.28, Quarterly $91.90, Special Monthly $30.90
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE WHOLE LIFE
    AGE 40 YEARS MALE--NON-SMOKER
    INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $28,661 ANNUAL PREMIUM $600.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  -----------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  -----------------------
             at       Base   Var Pu           Base   Var Pu           Base   Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy   Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  ------  ------  ---------
     1        630    28,661      0   28,661  28,749      0   28,749  30,236       0    30,236
     2      1,291    28,661      0   28,661  28,752      0   28,752  30,284       0    30,284
     3      1,986    28,661     15   28,676  28,795     17   28,812  31,101      26    31,127
     4      2,715    28,661     35   28,696  28,839     50   28,889  31,965      72    32,037
     5      3,481    28,661     64   28,725  28,884     94   28,978  32,873     136    33,009
     6      4,285    28,661    102   28,763  28,929    152   29,082  33,825     221    34,046
     7      5,129    28,661    142   28,803  28,975    217   29,192  34,823     320    35,144
     8      6,016    28,661    190   28,851  29,021    296   29,317  35,870     445    36,315
     9      6,947    28,661    245   28,906  29,068    386   29,455  36,968     592    37,559
    10      7,924    28,661    305   28,966  29,116    489   29,604  38,119     765    38,884
    15     13,594    28,661  1,041   29,702  29,355  1,584   30,939  44,623   2,551    47,174
    20     20,831    28,661  1,800   30,461  29,610  3,043   32,652  52,948   5,621    58,569
Age 65     30,068    28,661  2,260   30,921  29,891  4,474   34,365  64,018   9,994    74,012
    30     41,856    28,661  2,512   31,173  30,177  5,897   36,074  77,947  16,251    94,198
    35     56,901    28,661  2,630   31,291  30,466  7,342   37,809  95,511  25,239   120,750





                             0%                      6%                     12%
                    ---------------------  ----------------------  ----------------------
                         Cash Value              Cash Value              Cash Value
         Base Prem  ---------------------  ----------------------  ----------------------
         Accum at    Base   Var Pu          Base   Var Pu           Base   Var Pu
 Year    5%/Annum   Policy   Adds   Total  Policy   Adds   Total   Policy   Adds    Total
-------  ---------  ------  ------  -----  ------  ------  ------  ------  ------  --------
     1       630       12       0      12      12      0       12      13       0       13
     2     1,291      371       0     371     394      0      394     417       0      417
     3     1,986      722       4     726     787      5      792     854       8      861
     4     2,715    1,065      11   1,076   1,191     15    1,206   1,327      22    1,348
     5     3,481    1,401      20   1,421   1,608     29    1,637   1,839      42    1,881
     6     4,285    1,728      32   1,761   2,037     49    2,085   2,392      71    2,463
     7     5,129    2,048      47   2,095   2,477     72    2,549   2,991     107    3,098
     8     6,016    2,360      65   2,425   2,931    102    3,032   3,639     153    3,792
     9     6,947    2,664      87   2,751   3,397    137    3,534   4,341     211    4,551
    10     7,924    2,961     112   3,073   3,877    179    4,056   5,099     282    5,380
    15    13,594    4,406     446   4,851   6,558    681    7,239  10,014   1,101   11,115
    20    20,831    5,618     893   6,511   9,525  1,516   11,041  17,112   2,812   19,924
Age 65    30,068    6,429   1,283   7,712  12,530  2,552   15,082  26,959   5,725   32,684
    30    41,856    7,018   1,608   8,626  15,616  3,792   19,408  40,521  10,497   51,018
    35    56,901    7,398   1,868   9,267  18,672  5,240   23,912  58,804  18,092   76,897




---------
* Corresponding to modal premiums of: Semi-Annual $306.90. Quarterly $156.90, Special Monthly $52.40.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE WHOLE LIFE
    AGE 25 YEARS MALE--SMOKER
    INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $27,223 ANNUAL PREMIUM $350.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1        368    27,223      0   27,223  27,307      0   27,307   28,719       0    28,719
     2        753    27,223      0   27,223  27,309      0   27,309   28,764       0    28,764
     3      1,159    27,223     24   27,247  27,350     24   27,374   29,535      31    29,565
     4      1,584    27,223     47   27,270  27,392     58   27,450   30,357      76    30,433
     5      2,031    27,223     74   27,297  27,435    100   27,534   31,227     135    31,361
     6      2,500    27,223    107   27,330  27,479    150   27,629   32,146     209    32,354
     7      2,992    27,223    143   27,366  27,523    208   27,732   33,115     297    33,413
     8      3,509    27,223    187   27,410  27,569    278   27,847   34,138     407    34,545
     9      4,052    27,223    236   27,459  27,615    360   27,975   35,216     539    35,755
    10      4,622    27,223    291   27,514  27,662    453   28,115   36,353     696    37,048
    15      7,930    27,223    942   28,165  27,900  1,443   29,343   42,847   2,328    45,175
    20     12,152    27,223  1,638   28,861  28,159  2,829   30,987   51,342   5,303    56,646
    25     17,540    27,223  2,077   29,300  28,447  4,258   32,705   62,798   9,757    72,555
    30     24,416    27,223  2,296   29,519  28,746  5,667   34,412   77,563  16,183    93,746
    35     33,193    27,223  2,365   29,588  29,055  7,064   36,119   96,653  25,426   122,079
Age 65     44,394    27,223  2,332   29,555  29,375  8,447   37,822  121,372  38,613   159,985





                             0%                      6%                     12%
                    ---------------------  ----------------------  ----------------------
                         Cash Value              Cash Value              Cash Value
         Base Prem  ---------------------  ----------------------  ----------------------
         Accum at    Base   Var Pu          Base   Var Pu           Base   Var Pu
 Year    5%/Annum   Policy   Adds   Total  Policy   Adds   Total   Policy   Adds    Total
-------  ---------  ------  ------  -----  ------  ------  ------  ------  ------  --------
     1       368        5       0       5       6      0        6       6       0        6
     2       753      175       0     175     186      0      186     197       0      197
     3     1,159      345       4     349     376      4      380     408       5      413
     4     1,584      515       8     523     576     10      586     641      13      654
     5     2,031      684      13     697     785     18      803     898      24      922
     6     2,500      852      20     872   1,005     28    1,033   1,181      39    1,220
     7     2,992    1,018      28   1,046   1,234     41    1,274   1,491      58    1,549
     8     3,509    1,183      38   1,221   1,473     56    1,529   1,832      82    1,914
     9     4,052    1,346      49   1,395   1,721     75    1,797   2,205     113    2,319
    10     4,622    1,506      63   1,570   1,980     98    2,079   2,615     152    2,766
    15     7,930    2,316     244   2,561   3,486    375    3,861   5,378     608    5,986
    20    12,152    3,037     506   3,543   5,259    877    6,136   9,633   1,651   11,284
    25    17,540    3,577     758   4,335   7,211  1,561    8,772  15,992   3,593   19,585
    30    24,416    4,029     983   5,012   9,431  2,436   11,867  25,564   6,989   32,553
    35    33,193    4,378   1,173   5,551  11,871  3,519   15,391  39,671  12,725   52,396
Age 65    44,394    4,629   1,324   5,953  14,499  4,818   19,317  60,182  22,122   82,305




---------
* Corresponding to modal premiums of: Semi-Annual $179.28, Quarterly $91.90, Special Monthly $30.90
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: VARIABLE WHOLE LIFE
      AGE 40 YEARS MALE--SMOKER
      INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $26,354 ANNUAL PREMIUM $600.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  -----------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  -----------------------
             at       Base   Var Pu           Base   Var Pu           Base   Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy   Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  ------  ------  ---------
   1          630    26,354      0   26,354  26,435      0   26,435  27,802       0    27,802
   2        1,292    26,354      0   26,354  26,437      0   26,437  27,846       0    27,846
   3        1,986    26,354     14   26,368  26,477     16   26,493  28,598      24    28,621
   4        2,715    26,354     32   26,386  26,518     46   26,563  29,392      66    29,458
   5        3,481    26,354     59   26,413  26,559     87   26,646  30,227     125    30,352
   6        4,285    26,354     93   26,447  26,601    140   26,741  31,102     203    31,306
   7        5,129    26,354    130   26,484  26,643    199   26,842  32,020     294    32,315
   8        6,016    26,354    175   26,529  26,685    272   26,958  32,983     409    33,392
   9        6,947    26,354    225   26,579  26,729    355   27,084  33,992     544    34,536
  10        7,924    26,354    281   26,635  26,772    449   27,222  35,050     704    35,754
  15       13,594    26,354    957   27,311  26,992  1,456   28,449  41,031   2,346    43,377
  20       20,832    26,354  1,655   28,009  27,226  2,798   30,024  48,686   5,168    53,854
Age 65     30,068    26,354  2,078   28,432  27,485  4,114   31,599  58,865   9,190    68,055
  30       41,856    26,354  2,310   28,664  27,748  5,423   33,170  71,673  14,943    86,616
  35       56,902    26,354  2,418   28,772  28,014  6,751   34,765  87,823  23,207   111,030




                               0%                      6%                       12%
                     ----------------------  -----------------------  -----------------------
                           Cash Value              Cash Value               Cash Value
         Base Prem   ----------------------  -----------------------  -----------------------
          Accum at    Base   Var Pu           Base   Var Pu            Base   Var Pu
 Year     5%/Annum   Policy   Adds    Total  Policy   Adds    Total   Policy   Adds     Total
-------  ----------  ------  -------  -----  ------  -------  ------  ------  -------  --------
   1          630       11        0      11      11       0       11      12       0        12
   2        1,292      341        0     341     362       0      362     383       0       383
   3        1,986      664        4     668     723       5      728     785       7       792
   4        2,715      980       10     989   1,095      14    1,109   1,220      20     1,240
   5        3,481    1,288       18   1,306   1,479      27    1,506   1,691      39     1,729
   6        4,285    1,589       30   1,619   1,873      45    1,918   2,200      65     2,265
   7        5,129    1,883       43   1,926   2,278      66    2,344   2,750      98     2,848
   8        6,016    2,170       60   2,230   2,695      93    2,788   3,346     141     3,487
   9        6,947    2,450       80   2,530   3,124     126    3,250   3,991     194     4,185
  10        7,924    2,723      103   2,825   3,565     165    3,729   4,688     259     4,947
  15       13,594    4,051      410   4,461   6,030     626    6,656   9,208   1,012    10,221
  20       20,832    5,166      821   5,987   8,759   1,394   10,153  15,734   2,586    18,320
Age 65     30,068    5,912    1,180   7,092  11,522   2,346   13,868  24,789   5,264    30,053
  30       41,856    6,453    1,479   7,932  14,359   3,487   17,846  37,260   9,652    46,912
  35       56,902    6,803    1,718   8,521  17,169   4,818   21,987  54,071  16,636    70,707




---------
* Corresponding to Modal Premiums of: Semi-annual $306.90, Quarterly $156.90, Special Monthly $52.40

DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 16.




CONTENTS OF THIS SECTION                                       BEGINNING ON PAGE
------------------------                                       -----------------

Description of John Hancock.....................................       29
How we support the policy and investment options................       29
How we process certain policy transactions......................       29
Effects of policy loans.........................................       30
Additional information about how certain policy charges work....       30
How we market the policies......................................       31
Tax considerations..............................................       32
Reports that you will receive...................................       33
Voting privileges that you will have............................       34
Changes that John Hancock can make as to your policy............       34
Adjustments we make to death benefits...........................       35
When we pay policy proceeds.....................................       35
Other details about exercising rights and paying benefits.......       35
Legal matters...................................................       36
Registration statement filed with the SEC.......................       36
Accounting and actuarial experts................................       36
Financial statements of John Hancock and the Account............       36
List of Directors and Executive Officers of John Hancock........       37

 DESCRIPTION OF JOHN HANCOCK

  We are John Hancock Life Insurance Company, a Massachusetts stock life insuarnce company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2001, our assets were approximately $81 billion.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account UV

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account UV (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or John Hancock.

  The Account's assets are the property of John Hancock. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of the Series Fund. New subaccounts may be added as new funds are added to the Series Fund and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Fund.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your cash value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month. The "date of issue" is the date on which the policy takes effect. Policy months, policy years and policy anniversaries are all measured from that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of cash value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve your request.

  We process loans, surrenders, partial surrenders and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The cash value, the surrender value, and the death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of any outstanding indebtedness is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding indebtedness equals or exceeds the policy's cash value (plus any cash values under a dividend option providing paid-up insurance), the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 32).

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The premium sales charges help to compensate us for the cost of selling our policies. (See "What charges will John Hancock deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" below on this page.) Similarly, administrative expenses not fully covered by the annual administrative charge and the additional first year administrative charge may also be recovered from such other sources.

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of cash value you have in each.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, John Hancock Variable Life Insurance Company, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell John Hancock's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. John Hancock will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and John Hancock reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 55% of the premium paid in the first policy year, 15% of the premium paid in the second policy year, 10% of the premium paid in the third through sixth policy years, 5% of the premium paid in the sixth through tenth policy years, and 3% of the premium paid in each policy year thereafter.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by John Hancock and its affiliates will be eligible for additional compensation.

  The policies may also be sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and John Hancock will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Neither John Hancock nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.

Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under

Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

  Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

  The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

  The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

  We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Fund's prospectus, or that the Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit and cash value, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans, partial surrenders and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Series Fund, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Fund. We will vote the shares of each of the funds of the Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's cash value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JOHN HANCOCK CAN MAKE AS TO YOUR POLICY

Changes relating to the Series Fund or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your cash value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the cash value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of cash value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate cash values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of John Hancock at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of the Account at December 31, 2001 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Actuary of John Hancock.

 FINANCIAL STATEMENTS OF JOHN HANCOCK AND THE ACCOUNT

  The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the policies.

            LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK

  The Directors and Executive Officers of John Hancock and their principal occupations during the past five years are as follows:

Directors                                      Principal Occupations
---------                                      ---------------------
David F. D'Alessandro............   Chairman of the Board, President and Chief Executive Officer,
                                    John Hancock
Foster L. Aborn..................   Director, formerly Vice Chairman of the Board and Chief Investment
                                    Officer, John Hancock
Wayne A. Budd....................   Executive Vice President and General Counsel, John Hancock; formerly
                                    Group President, Bell Atlantic - New England (telecommunications)
John M. Connors, Jr. ............   Chairman and Chief Executive Officer and Director, Hill, Holliday,
                                    Connors, Cosmopoulos, Inc. (advertising).
John M. DeCiccio.................   Executive Vice President and Chief Investment Officer, John Hancock
Robert E. Fast...................   Senior Partner, Hale and Dorr (law firm)
Kathleen F. Feldstein............   President, Economic Studies, Inc. (economic consulting).
Nelson S. Gifford................   Principal, Fleetwing Capital  (financial services)
Thomas P. Glynn..................   Chief Operating Officer, Partners HealthCare System, Inc. (health care)
Michael C. Hawley................   Retired Chairman and Chief Executive Officer, The Gillette Company
                                    (razors, etc.)
Edward H. Linde..................   President and Chief Executive Officer, Boston Properties, Inc. (real estate)
Judith A.  McHale................   President and Chief Operating Officer, Discovery Communications, Inc.
                                    (multimedia communications)
R. Robert Popeo..................   Chairman, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo (law firm)
Richard F. Syron.................   Chairman, President and Chief Executive Officer, Thermo Electron Corp.
                                    (scientific and industrial instruments)
Robert J. Tarr, Jr. .............   Formerly Chairman, President and Chief Executive Officer,
                                    HomeRuns.com (online grocer)


Other Executive Officers
------------------------

Thomas E. Moloney................   Senior Executive Vice President and Chief Financial Officer
Michael Bell.....................   Senior Executive Vice President - Retail; Founder and Director of Monitor
                                    Company (management consulting)
Derek Chilvers...................   Executive Vice President; Chairman and Chief Executive Officer of John
                                    Hancock International Holdings, Inc.
Maureen R. Ford..................   Executive Vice President; Chairman and Chief Executive Officer of John
                                    Hancock Funds, Inc.
Barry J. Rubenstein..............   Vice President, Counsel and Secretary
Robert F. Walters................   Executive Vice President and Chief Information Officer

  The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Life Insurance Company

  We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2001. Our audits also included the financial statement schedules. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

  As discussed in Note 1 to the consolidated financial statements, in 2001 the Company changed its method of accounting for its employee pension plan and postretirement health and welfare plans, derivatives and certain long-duration participating contracts.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 1, 2002

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                              DECEMBER 31
                                                            2001        2000
                                                          ---------  -----------
                                                             (IN MILLIONS)
ASSETS
Investments - Notes 3 and 4
Fixed maturities:
 Held-to-maturity-at amortized cost
 (fair value: 2001-$1,908.2; 2000-$13,965.8)...........   $ 1,923.5   $14,145.1
 Available-for-sale-at fair value
 (cost: 2001-$35,778.0; 2000-$15,822.4)................    36,072.1    15,925.4
Equity securities:
 Available-for-sale-at fair value
 (cost: 2001-$433.1; 2000-$587.6)......................       562.3       846.1
 Trading securities-at fair value
 (cost: 2001-$2.7; 2000-$1.1)..........................         1.4         1.6
Mortgage loans on real estate..........................     9,667.0     9,659.4
Real estate............................................       380.4       447.9
Policy loans...........................................     1,927.0     1,894.9
Short-term investments.................................        78.6       174.9
Other invested assets..................................     1,676.9     1,335.2
                                                          ---------  ----------
  Total Investments....................................    52,289.2    44,430.5


Cash and cash equivalents..............................     1,025.3     2,966.3
Accrued investment income..............................       745.9       699.4
Premiums and accounts receivable.......................       117.2       129.0
Deferred policy acquisition costs......................     3,186.3     3,027.1
Reinsurance recoverable - Note 9.......................     2,464.3     1,905.9
Other assets...........................................     2,298.4     1,946.8
Separate accounts assets...............................    18,998.1    23,307.0
                                                          ---------  ----------
  Total Assets.........................................   $81,124.7   $78,412.0
                                                          =========  ==========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                  DECEMBER 31

                                                               2001        2000
                                                             ---------  ----------
                                                                (IN MILLIONS)

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits..................................     $29,715.0   $26,726.8
Policyholders' funds....................................      20,530.3    18,543.1
Unearned revenue........................................         346.0       323.1
Unpaid claims and claim expense reserves................         203.8       256.4
Dividends payable to policyholders......................         472.8       453.7
Short-term debt - Note 7................................         124.6       245.3
Long-term debt - Note 7.................................         618.7       534.0
Income taxes - Note 5...................................         803.9       526.3
Other liabilities.......................................       3,675.5     2,370.7
Separate accounts liabilities...........................      18,998.1    23,307.0
                                                             ---------   ---------
Total Liabilities.......................................      75,488.7    73,286.4
Minority interest - Note 8..............................          28.8          --
Commitments and contingencies - Note 11
Shareholder's Equity - Note 12
Common stock, $10,000 par value; 1,000 shares authorized
 and outstanding........................................          10.0        10.0
Additional paid in capital..............................       4,763.4     4,764.6
Retained earnings.......................................         608.2       284.3
Accumulated other comprehensive income (loss)...........         225.6        66.7
                                                             ---------   ---------
  Total Shareholder's Equity............................       5,607.2     5,125.6
                                                             ---------   ---------
  Total Liabilities and Shareholder's Equity............     $81,124.7   $78,412.0
                                                             =========   =========



The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME


                                                                                YEARS ENDED DECEMBER 31

                                                                               2001       2000       1999
                                                                             ---------  --------  -----------
                                                                                     (IN MILLIONS)
REVENUES
Premiums................................................................     $2,351.9   $2,390.7   $2,021.4
Universal life and investment-type product charges......................        600.8      591.4      560.9
Net investment income - Note 3..........................................      3,646.2    3,563.9    3,338.9
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs, amounts
 credited to participating pension contractholders and
 the policyholder dividend obligation ($(4.1), $11.6 and $85.0,
 respectively) - Notes 1, 3 and 13......................................       (245.8)      78.3      169.6
Investment management revenues, commissions and
 Other fees.............................................................        585.1      746.5      672.5
Other revenue (expense).................................................        185.8        3.4       (1.3)
                                                                             --------   --------   --------
 Total revenues.........................................................      7,124.0    7,374.2    6,762.0
Benefits and expenses
Benefits to policyholders, excluding amounts related to net realized investment and other gains (losses) credited to participating pension contractholders and the policyholder dividend obligation ($25.3, $21.0,
 and $35.3, respectively) - Notes 1, 3 and 13...........................      4,328.1    4,247.4    4,585.4
Other operating costs and expenses......................................      1,227.8    1,288.8    1,251.0
Amortization of deferred policy acquisition costs, excluding amounts related to net realized investment and other gains (losses)
 ($(29.4) $(9.4) and $49.7, respectively) - Notes 1, 3 and 13...........        249.0      187.1      125.0
Dividends to policyholders..............................................        551.7      539.2      487.3
Demutualization expenses................................................           --       10.6       96.2
                                                                             --------   --------   --------
  Total benefits and expenses...........................................      6,356.6    6,273.1    6,544.9
                                                                             --------   --------   --------
Income before income taxes and cumulative effect of
 accounting changes.....................................................        767.4    1,101.1      217.1
Income taxes - Note 5...................................................        200.7      308.9       81.5
                                                                             --------   --------   --------
Income before cumulative effect of accounting changes...................        566.7      792.2      135.6
Cumulative effect of accounting changes, net of income tax - Note 1.....          7.2         --       (9.7)
                                                                             --------   --------   --------
Net income..............................................................     $  573.9   $  792.2   $  125.9
                                                                             ========   ========   ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                            AND COMPREHENSIVE INCOME


                                                                                    ACCUMULATED
                                                           ADDITIONAL                  OTHER          TOTAL
                                                  COMMON    PAID IN    RETAINED    COMPREHENSIVE  SHAREHOLDER'S   OUTSTANDING
                                                  STOCK     CAPITAL    EARNINGS    INCOME (LOSS)     EQUITY         SHARES
                                                  -------  ----------  ----------  -------------  -------------  ------------
                                                                       (IN MILLIONS, EXCEPT FOR SHARE AMOUNTS)
BALANCE AT JANUARY 1, 1999...................          --         --   $ 4,226.6     $ 281.5        $4,508.1            --
Comprehensive income:
 Net income..................................                              125.9                       125.9
Other comprehensive income, net of tax:
 Net unrealized investment gains (losses)....                                         (251.4)         (251.4)
 Foreign currency translation
  Adjustment.................................                                           (1.8)           (1.8)
 Minimum pension liability...................                                          (22.9)          (22.9)
                                                                                                    --------
Comprehensive income.........................                                                         (150.2)
                                                  -------   --------   ---------     -------        --------         -----
BALANCE AT DECEMBER 31, 1999.................          --         --     4,352.5         5.4         4,357.9            --

Demutualization transaction..................     $  10.0   $4,722.1    (4,394.4)                      337.7         1,000
Comprehensive income:
 Net income before demutualization...........                               41.9                        41.9
 Net income after demutualization............                              750.3                       750.3
                                                                       ---------                    --------
  Net income.................................                              792.2                       792.2
Other comprehensive income,
 Net of tax:
 Net unrealized investment gains (losses)....                                           54.6            54.6
 Foreign currency translation Adjustment.....                                           (1.5)           (1.5)
 Minimum pension liability...................                                            8.2             8.2
                                                                                                    --------
Comprehensive income.........................                                                          853.5
Capital contributions from parent company....                   42.5                                    42.5
Dividend paid to parent company..............                             (466.0)                     (466.0)
                                                  -------   --------   ---------     -------        --------         -----
BALANCE AT DECEMBER 31, 2000.................        10.0    4,764.6       284.3        66.7         5,125.6         1,000
                                                     ====    =======       =====        ====         =======         =====



The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                      AND COMPREHENSIVE INCOME (CONTINUED)


                                                                             ACCUMULATED
                                                      ADDITIONAL                OTHER          TOTAL
                                              COMMON   PAID IN    RETAINED  COMPREHENSIVE  SHAREHOLDER'S   OUTSTANDING
                                               STOCK   CAPITAL    EARNINGS  INCOME (LOSS)     EQUITY         SHARES
                                              ------- ----------  --------  -------------  -------------   -----------
                                                              (IN MILLIONS, EXCEPT FOR SHARE AMOUNTS)
Balance at December 31, 2000...............     10.0   4,764.6      284.3        66.7         5,125.6         1,000
Demutualization transactions...............               (1.2)                                  (1.2)
Comprehensive income:
 Net income................................                         573.9                       573.9
Other comprehensive income, Net
 of tax:
 Net unrealized investment gains (losses)..                                     (81.1)          (81.1)
 Foreign currency translation
  Adjustment...............................                                       1.0             1.0
 Minimum pension liability.................                                      15.2            15.2
 Cash flow hedges..........................                                      (3.8)           (3.8)
                                                                                             --------
Comprehensive income.......................                                                     505.2
Dividends paid to parent company...........                        (250.0)                     (250.0)
Change in accounting principles............                                     227.6           227.6
                                               -----  --------    -------      ------        --------         -----
BALANCE AT DECEMBER 31, 2001...............    $10.0  $4,763.4    $ 608.2      $225.6        $5,607.2         1,000
                                               =====  ========    =======      ======        ========         =====


The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                 YEARS ENDED DECEMBER 31

                                                                              2001        2000          1999
                                                                          ------------  ----------  ------------
                                                                                      (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income............................................................    $    573.9   $   792.2    $    125.9
  Adjustments to reconcile net income to net cash......................
   provided by operating activities:
   Amortization of discount-fixed maturities...........................        (134.0)     (102.9)        (67.9)
   Net realized investment and other gains (losses), net...............         245.8       (78.3)       (169.6)
   Change in deferred policy acquisition costs.........................        (204.0)     (235.4)       (251.3)
   Depreciation and amortization.......................................          72.1        78.8          70.0
   Net cash flows from trading securities..............................           0.2        (0.1)           --
   Increase in accrued investment income...............................         (46.5)      (89.8)        (92.6)
   Decrease in premiums and accounts receivable........................          11.8         8.4          32.0
   Increase in other assets and other liabilities, net.................        (263.5)     (464.5)       (304.4)
   Increase in policy liabilities and accruals, net....................       2,323.7     1,798.1       2,235.1
   Loss on sale of subsidiaries........................................            --          --          21.3
   Increase (decrease) in income taxes.................................         195.4       336.7         (31.5)
                                                                           ----------   ---------    ----------
   Net cash provided by operating activities...........................       2,774.9     2,043.2       1,567.0
CASH FLOWS FROM INVESTING ACTIVITIES:
 Sales of:
  Fixed maturities held-to-maturity....................................            --          --          24.3
  Fixed maturities available-for-sale..................................      16,058.9     4,360.5       9,567.7
  Equity securities available-for-sale.................................         614.6       669.9         149.7
  Real estate..........................................................          53.8        59.8       1,277.1
  Short-term investments and other invested assets.....................         113.4        81.5         695.9
 Maturities, prepayments and scheduled redemptions of:
  Fixed maturities held-to-maturity....................................         241.8     1,807.2       1,769.3
  Fixed maturities available-for-sale..................................       3,051.1     1,476.6       1,800.5
  Equity securities available-for-sale.................................          35.9        13.4            --
  Short-term investments and other invested assets.....................         168.4       418.8         270.9
  Mortgage loans on real estate........................................       1,342.0     1,447.4       1,304.3
 Purchases of:
  Fixed maturities held-to-maturity....................................         (66.7)   (2,092.4)     (2,688.5)
  Fixed maturities available-for-sale..................................     (26,321.9)   (6,961.4)    (12,272.9)
  Equity securities available-for-sale.................................        (285.8)     (425.3)       (283.6)
  Real estate..........................................................         (52.8)      (58.7)       (190.9)
  Short-term investments and other invested assets.....................        (448.5)     (784.8)       (649.1)
  Mortgage loans on real estate issued.................................      (1,204.5)   (1,499.9)     (2,348.0)
  Net cash (paid) received related to acquisition/sale of businesses...         (28.2)      141.3        (206.5)
  Other, net...........................................................         177.4       (25.7)        (57.9)
                                                                           ----------   ---------    ----------
    Net cash used in investing activities..............................    $ (6,551.1)  $(1,371.8)   $ (1,837.7)
                                                                           ==========   =========    ==========


The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                 YEARS ENDED DECEMBER 31

                                                                               2001        2000         1999
                                                                            ----------  ----------  -----------
                                                                                      (IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
 Issuance of common stock................................................          --   $    10.0           --
 Contribution from Parent................................................          --     1,552.0           --
 Payments to eligible policyholders under Plan of Reorganization.........          --    (1,076.7)          --
 Dividend paid to parent company.........................................   $  (250.0)     (466.0)          --
 Universal life and investment-type contract deposits....................    10,520.3     7,918.2    $ 8,134.9
 Universal life and investment-type contract maturities and withdrawals..    (8,271.8)   (7,034.2)    (7,977.7)
 Issuance of long-term debt..............................................       81.9        20.0          6.0
 Repayment of long-term debt.............................................       (22.9)      (73.2)       (15.5)
 Net decrease in commercial paper........................................      (222.3)     (158.2)       (30.5)
                                                                            ---------   ---------    ---------
   Net cash provided by financing activities.............................     1,835.2       691.9        117.2
                                                                            ---------   ---------    ---------
   Net (decrease) increase in cash and cash equivalents..................    (1,941.0)    1,363.3       (153.5)
   Cash and cash equivalents at beginning of year........................     2,966.3     1,603.0      1,756.5
                                                                            ---------   ---------    ---------
   Cash and cash equivalents at end of year..............................   $ 1,025.3   $ 2,966.3    $ 1,603.0
                                                                            =========   =========    =========



The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Business

  John Hancock Life Insurance Company, (the Company), formerly known as John Hancock Mutual Life Insurance Company (the Mutual Company) and Subsidiaries, is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services.

 Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

  The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated.

  Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets.

  Certain prior year amounts have been reclassified to conform to the current year presentation.

  In December 2001, the Company transferred both its remaining portion of John Hancock Canadian Holdings Limited and certain international subsidiaries held by the Company, with a carrying value at December 31, 2001 of $300.1 million, to its parent, JHFS, in the form of a dividend. The transfer has been accounted for as a de-pooling of interests. As a result of the de-pooling of interests, all current and prior period consolidated financial data has been restated to exclude the results of operations, financial position, and cash flows of these transferred foreign subsidiaries from the Company's financial statements. No gain or loss was recognized on the transaction.

  The following acquisitions were recorded under the purchase method of accounting and, accordingly, the operating results have been included in the Company's consolidated results of operations from the applicable date of acquisition. Each purchase price was allocated to the assets acquired and the liabilities assumed based on estimated fair values, with the excess of the applicable purchase price over the estimated fair values, if any, recorded as goodwill. These entities or books of business were generally acquired by the Company in execution of its plan to acquire businesses that have strategic value, meet its earnings requirements and advance the growth of its current businesses. The unaudited pro forma revenues, assuming the transactions had taken place at the beginning of the year of acquisition and the preceding year, for 2001, 2000 and 1999, were approximately $7,177.3 million, $7,714.1 million and $6,894.9 million, an increase of $53.3 million, $248.7 million and $132.9 million, respectively, from reported balances. The unaudited pro forma net income for the years ended December 31, 2001, 2000 and 1999, was approximately $572.7 million, $783.9 million and $118.6 million, a change of $(1.2) million, $(8.3) million and $(7.3) million, respectively, from reported balances.

  On April 2, 2001, a subsidiary of the Company, Signature Fruit Company, LLC (Signature Fruit), purchased certain assets and assumed certain liabilities out of the bankruptcy proceedings of Tri Valley Growers, Inc., a cooperative association, for approximately $53.0 million. The net losses related to the acquired operations included in the Company's results from the date of acquisition through December 31, 2001 were $3.4 million. The unaudited pro forma results for the years ended December 31, 2001 and 2000, assuming the transaction had taken place at the beginning of 2001 and 2000, would not be materially different from the reported results.

  On March 1, 2000, the Company acquired the individual long-term care insurance business of Fortis, Inc. (Fortis) through a coinsurance agreement for approximately $165.0 million. The unaudited pro forma results for the years ended December 31, 2000 and 1999, assuming the acquisition of Fortis had taken place at the beginning of 2000 and 1999, would not be materially different from the reported results.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 Reorganization

  In connection with the Mutual Company's Plan of Reorganization (the Plan), effective February 1, 2000, the Mutual Company converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly-owned subsidiary of John Hancock Financial Services, Inc. (JHFS or the parent company), which is a holding company. All policyholder membership interests in the Mutual Company were extinguished on that date and eligible policyholders of the Mutual Company received, in the aggregate, 212.8 million shares of common stock of JHFS, $1,438.7 million of cash and $43.7 million of policy credits as compensation. In addition, the Company established a closed block to fund the guaranteed benefits and dividends of certain participating insurance policies. In connection with the Plan, the Mutual Company changed its name to John Hancock Life Insurance Company.

  In addition, on February 1, 2000, JHFS completed its initial public offering
(IPO) in which 102.0 million shares of common stock were issued at a price of $17.00 per share. Net proceeds from the IPO were $1,657.7 million, of which $105.7 million was retained by JHFS and $1,552.0 million was contributed to the Company.

 Investments

  The Company classifies its debt and equity investment securities into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and are carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders, amounts credited to the policyholder dividend obligation, and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary and such adjustments are reported as a component of net realized investment and other gains (losses).

  For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

  Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses). Gains and losses, both realized and unrealized, on equity securities classified as trading are included in net realized investment and other gains (losses).

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or on the collateral value of the loan if the loan is collateral dependent. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

  Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

  Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of.


  Policy loans are carried at unpaid principal balances, which approximate fair value.

  Short-term investments are carried at amortized cost, which approximates fair value.

  Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification of cost and are reported net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholder accounts, and amounts credited to the policyholder dividend obligation.

 Derivative Financial Instruments

  The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities. All derivatives are carried on the consolidated balance sheets at fair value.

  In certain cases, the Company uses hedge accounting as allowed by Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, the change in fair value of the derivative instrument as well as the offsetting change in fair value of the hedged item are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains and losses. For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. Hedge effectiveness is assessed quarterly by a variety of techniques including regression analysis and cumulative dollar offset. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item. If a hedge becomes ineffective, the hedge accounting described above ceases.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the useful life of the derivative instrument. The fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

 Cash and Cash Equivalents

  Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

 Deferred Policy Acquisition Costs

  Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable.
 Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. For participating traditional life insurance policies, such costs are amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins.
The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life and long-term care insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Amortization of deferred policy acquisition costs was $219.6 million, $177.7 million and $174.7 million in 2001, 2000 and 1999, respectively.

  Amortization of deferred policy acquisition costs is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding net realized investment and other gains (losses), relating to policies and contracts in force.

  Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence.

  Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment and other gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 Reinsurance

  The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

  Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

 Goodwill and Value of Business Acquired

  The excess of cost over the fair value of the net assets of businesses acquired (goodwill) was $116.0 million and $131.2 million at December 31, 2001 and 2000, respectively, and is included in other assets in the consolidated balance sheets. Goodwill relating to acquisitions completed before July 1, 2001 is amortized on systematic bases over periods not exceeding 40 years, which correspond with the benefits estimated to be derived from the acquisitions. Accumulated amortization was $58.1 million and $48.0 million at December 31, 2001 and 2000, respectively. Amortization expense included in other operating costs and expenses was $11.3 million, $11.2 million, and $8.5 million, in 2001, 2000 and 1999, respectively. The Company reevaluates the recoverability of recorded goodwill based on the undiscounted cash flows of the related business whenever significant events or changes indicate an impairment might exist. If the undiscounted cash flows do not support the amount recorded, an impairment is recognized by a charge to current operations to reduce the carrying value of the goodwill based on the expected discounted cash flows of the related business.

  The Company records an asset representing the present value of estimated future profits of insurance policies inforce related to the businesses acquired. This asset is recorded as the value of business acquired (VOBA) and amounted to $76.2 million and $81.4 million at December 31, 2001 and 2000, respectively, and is included in other assets in the consolidated balance sheets. VOBA is amortized in proportion to the present value of expected gross profits. Amortization expense included in other operating costs and expenses was $2.3 million, $4.2 million and $1.3 million in 2001, 2000 and 1999 respectively.

 Separate Accounts

  Separate accounts assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject in some cases to minimum guaranteed rates. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 Future Policy Benefits and Policyholders' Funds

  Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 8.0%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

  For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation.
 Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.5% to 8.0% for life insurance liabilities, from 2.0% to 14.2% for individual annuity liabilities and from 2.0% to 11.3% for group annuity liabilities.

  Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 6.0% to 8.5%.

  Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

  Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

  Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 9.0% for universal life products and from 2.0% to 14.7% for investment-type products.

  Major components of policyholder funds presented in the consolidated balance sheets are summarized as follows:



                                                              DECEMBER 31

                                                            2001        2000
                                                          ---------  -----------
                                                             (IN MILLIONS)
LIABILITIES FOR POLICYHOLDER FUNDS
 Guaranteed investment contracts.......................   $ 6,583.5   $ 7,985.5
 U.S. funding agreements...............................        67.1        80.9
 Global funding agreements backing medium-term notes...     9,490.4     6,266.3
 Other investment-type contracts.......................     2,247.7     2,341.8
                                                          ---------   ---------
  Total liabilities for investment type contracts......    18,388.7    16,674.5
 Liabilities for individual annuities..................        56.6        62.2
 Universal life and other reserves.....................     2,085.0     1,806.4
                                                          ---------   ---------
  Total liabilities for policyholder funds.............   $20,530.3   $18,543.1
                                                          =========   =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  The Company is authorized to issue up to $15.0 billion in global funding agreements under two distribution programs, and through December 31, 2001, we have $9.5 billion outstanding. Global funding agreements are investment products which require the Company to pay a stated rate of interest on the principal amount and to repay the principal at maturity. These agreements may not be terminated prior to maturity by the Company or the contractholder.
Claims for principal and interest under these global funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under the insolvency provisions of Massachusetts Insurance Laws. Under the Company's programs, the global funding agreements are issued to special purpose entities. The special purpose entities fund the purchase of the global funding agreement through the issuance of medium-term notes to investors. These notes are non-recourse to the Company. If the medium-term notes issued by the special purpose entity are denominated in a foreign currency, the Company also enters into a currency swap with the special purpose entity. Similarly, the Company may enter into an interest rate swap with the special purpose entity to match the interest rate characteristics of the global funding agreement to those of the medium term note. As a result, the payment terms of any particular series of notes issued by the special purpose entity correspond to the payment terms of the global funding agreement and swap agreement(s), if any, that secure that series.

  Under the first program, established in May 1998 for $2.5 billion, expanded to $7.5 billion in 1999, an affiliated offshore special purpose entity issued medium-term notes in Europe, Asia and Australia. Through December 31, 2001, there is $3.9 billion outstanding under this program. This special purpose entity is consolidated in the Company's financial statements. The medium-term notes issued by this special purpose entity are reported with global funding agreements in the Company's consolidated balance sheet.

  Under the second program, established in June 2000, for $5.0 billion, expanded to $7.5 billion in 2001, the unaffiliated special purpose entity issued medium-term notes in Europe, Asia, and to institutional investors in the United States. Through December 31, 2001, there is $5.6 billion outstanding under this program. Although this special purpose entity is not consolidated in the Company's financial statements, the funding agreements backing the related medium-term notes are included in policyholders' funds in the Company's consolidated balance sheets.

  At December 31, 2001, the annual contractual maturities of global funding agreements on notes issued under both programs were as follows: 2002 - $236.6 million; 2003 - $1,227.8 million; 2004 - $1,227.6 million; 2005 - $1,246.3 million; 2006 - $2,047.9 million; 2007 and thereafter - $3,504.2 million.

 Participating Insurance

  Participating business represents approximately 76.6%, 86.3%, and 88.1% of the Company's life insurance in force, 98.1%, 97.9%, and 98.3% of the number of life insurance policies in force, and 92.1%, 99.6% and 97.4%, of life insurance premiums in 2001, 2000 and 1999, respectively.

  The portion of earnings allocated to participating pension contractholders and closed block policyholders that cannot be expected to inure to the Company is excluded from net income and shareholder's equity.

  The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

 Revenue Recognition

  Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

  Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

  Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

  Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

 Federal Income Taxes

  The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

 Foreign Currency Translation

  The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholder's equity. Gains or losses on foreign currency transactions are reflected in earnings.

 Severance

  As part of JHFS's ongoing Competitive Position Project, it has initiated a restructuring plan to reduce costs and increase future operating efficiency by consolidating portions of its operations. The plan consists primarily of reducing staff in the home office and terminating certain operations outside the home office.

  In connection with the restructuring plan, approximately 872 employees have been or will be terminated. These employees are or have been associated with operations in the Boston office and outside the home office. As of December 31, 2001 and 2000, the liability for employee termination costs, included in other liabilities was $18.0 million and $20.6 million, respectively. Employee termination costs, included in other operating costs and expenses, were $40.0 million, $18.8 million and $26.3 million for the years ended December 31, 2001, 2000 and 1999, respectively. Of the total number of employees affected, approximately 855 employees were terminated as of December 31, 2001, having received benefit payments of approximately $67.8 million.

  On January 7, 2002, as part of its ongoing expense reduction program, the Company eliminated an additional 160 jobs. During the first quarter of 2002, affected employees will receive severance benefits and outplacement services of approximately $5.7 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 Cumulative Effect of Accounting Changes

  During the first quarter of 2001, the Company changed the method of accounting for the recognition of deferred gains and losses considered in the calculation of the annual expense for its employee pension plan under SFAS No. 87, "Employers' Accounting for Pensions," and for its postretirement health and welfare plans under SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The Company changed the method of recognizing gains and losses from deferral within a 10% corridor and amortization of gains outside this corridor over the future working careers of the participants to deferral within a 5% corridor and amortization of gains and losses outside this corridor over the future working careers of the participants. The new method is preferable because in the Company's situation, it produces results that more closely match current economic realities of the Company's retirement and welfare plans through the use of the current fair values of assets while still mitigating the impact of extreme gains and losses. As a result, on January 1, 2001, the Company recorded a credit of $18.6 million (net of tax of $9.9 million), related to its employee benefit pension plans, and a credit of $4.7 million (net of tax of $2.6 million), related to its postretirement health and welfare plans. The total credit recorded as a cumulative effect of an accounting change was $23.3 million (net of tax of $12.5 million) for the year ended December 31, 2001. This change in accounting increased net income for the year ended December 31, 2001 by $4.4 million. The unaudited pro forma results for the years ended December 31, 2000 and 1999, assuming this change in accounting had taken place as of the beginning of 2000 and 1999, would not be materially different from the reported results.

  On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $16.1 million (net of tax benefit of $8.3 million) as of January 1, 2001. In addition, as of January 1, 2001, a $227.6 million (net of tax of $122.6 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS No. 133, as amended, an increase of $40.5 million (net of tax of $21.8 million), and (2) the reclassification of $12.1 billion in securities from the held-to-maturity category to the available-for-sale category, an increase of $187.1 million (net of tax of $100.8 million).

  In April 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 98-5, "Reporting the Costs of Start-Up Activities." The SOP, which was adopted by the Company on January 1, 1999, required that start-up costs capitalized prior to January 1, 1999 be written-off immediately and any start-up costs incurred on or after January 1, 1999 be expensed as incurred. The adoption of SOP 98-5 resulted in a charge to operations of $9.7 million (net of tax of $5.9 million) and was accounted for as a cumulative effect of an accounting change.

 Recent Accounting Pronouncements

  In September 2001, the Financial Accounting Standard Board's (FASB's) Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's results of operations or financial position.

  In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 is effective for business combinations initiated after June 30, 2001.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 will be effective January 1, 2002. The Company estimates that adoption of SFAS No. 142 on January 1, 2002, and the cessation of amortization of previously amortizable goodwill, will result in an increase in net income of $7.8 million (net of tax of $3.4 million) for the year ending December 31, 2002. During early 2002, the Company will perform initial impairment tests of goodwill as of January 1, 2002 based on the guidance in SFAS No. 142. The Company plans on evaluating the goodwill of each reporting unit for impairment using valuations of reporting units based on earnings and book value multiples and by reference to similar multiples of publicly traded peers. Any goodwill impairments resulting from these initial impairment tests would be recorded as the cumulative effect of a change in accounting principle. The Company has conducted preliminary impairment tests which indicated no impairments of goodwill. The Company does not expect the impact of the impairment tests required under SFAS No. 142 to have a material impact on its results of operations, earnings or financial position.

  In January 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's results of operations or financial position.

  In December 2000, the AICPA issued SOP 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and Certain Long-Duration Participating Contracts." The SOP, which was adopted with respect to accounting for demutualization expenses by the Company on December 31, 2000, requires that demutualization related expenses be classified as a single line item within income from continuing operations and should not be classified as an extraordinary item. The adoption of SOP 00-3 resulted in the reclassification of demutualization expenses previously recorded as an extraordinary item in 1999 of $93.6 million (net of tax of $2.6 million). On October 1, 2001, the Company adopted the remaining provisions of SOP 00-3 which required the reclassification of $9,710.0 million and $12,035.9 million of closed block assets and liabilities, respectively at December 31, 2000, and $1,467.7 million and $1,343.6 million of closed block revenues, and benefits and expenses, respectively, for the period from February 1, 2000 (date of demutualization) to December 31, 2000, all of which were reclassified to other existing asset, liability, revenue, and benefit and expense accounts. The required implementation of SOP 00-3 also resulted in a reduction of net income of $20.2 million (net of tax of $6.6 million), for the period from February 1, 2000 to December 31, 2000 and $3.4 million (net of tax of $1.8 million), for the nine months ended September 30, 2001. Finally, adoption also resulted in the recognition of a policyholder dividend obligation of $77.0 million at December 31, 2000, which represents cumulative actual closed block earnings in excess of expected periodic amounts calculated at the date of the demutualization. See
Note 6 for a summary description of the closed block assets, liabilities, revenues and expenses.

  In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's results of operations or financial position.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  Accounting Principles Board Opinion (APB) No. 25, "Accounting for Stock Issued to Employees," provides guidance on how to account for the issuance of stock and stock options to employees. Certain of the Company's employees are compensated, in part, with non-vested stock and stock options, issued by the parent company, JHFS, and the related expenses are borne by the Company. The Company adopted APB No. 25 upon its demutualization and upon JHFS' IPO effective February 1, 2000. Compensation cost for stock options, if any, is measured as the excess of the quoted market price of JHFS' stock at the date of grant over the amount an employee must pay to acquire the stock. Compensation cost is recognized over the requisite vesting periods based on market value on the date of grant. APB No. 25 was amended by SFAS No. 123, "Accounting for Stock-Based Compensation," to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used. On March 31, 2000, the FASB issued FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation, an interpretation of APB No. 25." The Interpretation clarifies guidance for certain issues that arose in the application of APB No. 25. The Company was required to adopt the Interpretation on July 1, 2000.
Interpretation No. 44 did not have a material impact on the Company's results of operations or financial position.

  In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) 101, "Revenue Recognition in Financial Statements." SAB 101 clarifies the SEC staff's views on applying generally accepted accounting principles to revenue recognition in financial statements. In March 2000, the SEC issued an amendment, SAB 101A, which deferred the effective date of SAB 101. In June 2000, the SEC issued a second amendment, SAB 101B, which deferred the effective date of SAB 101 to no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company adopted SAB 101 in the fourth quarter of fiscal 2000. The adoption of SAB 101 did not have a material impact on the Company's results of operations or financial position.

 Codification

  In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and its domestic life insurance subsidiaries use to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiaries have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. Implementation of Codification did not have a material impact on the Company's domestic life insurance subsidiaries' statutory-basis capital and surplus, and these companies remain in compliance with all regulatory and contractual obligations.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 2.  RELATED PARTY TRANSACTIONS

  Certain directors of the Company are members or directors of other entities that periodically perform services for or have other transactions with Company. Such transactions are either subject to bidding procedures or are otherwise entered into on terms comparable to those that would be available to unrelated third parties and are not material to the Company's results of operations or financial condition.

  The Company provides certain administrative and asset management services to its pension plans and employee welfare trust. Fees paid to the Company for these services were $8.4 million, $6.4 million and $6.5 million during the years ended December 31, 2001, 2000 and 1999, respectively.

  The Company provides JHFS with personnel, property and facilities in carrying out certain of its corporate functions. JHFS determines fees, annually, for these services and facilities based on a number of criteria. The amount of these service fees charged to JHFS were $28.5 million and $19.8 million for the years ended December 31, 2001 and 2000, respectively. These fees are included as a reduction of other operating costs and expenses in the consolidated statements of income.

  The Company has reinsured certain portions of its long term care and group pension businesses with John Hancock Reassurance Company, Ltd. of Bermuda (JHReCo), a wholly owned subsidiary of JHFS. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. As a result, the Company recorded accounts payable to JHReCo for coinsurance amounts withheld of $1,158.9 million and $633.2 million at December 31, 2001 and 2000, respectively, which are included with other liabilities in the consolidated balance sheets, and recorded reinsurance recoverable from JHReCo of $1,504.6 million and $870.4 million at December 31, 2001 and 2000, respectively, which are included with other reinsurance recoverables on the consolidated balance sheets. Premiums ceded to JHReCo were $740.8 million, $396.7 million and $306.2 million during 2001, 2000 and 1999 respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 3.  INVESTMENTS

  The following information summarizes the components of net investment income and net realized investment and other gains (losses):


                                                   YEARS ENDED DECEMBER 31

                                                  2001       2000        1999
                                               ---------  ---------  ----------
                                                       (IN MILLIONS)
NET INVESTMENT INCOME
 Fixed maturities...........................    $2,721.2   $2,456.2    $2,407.0
 Equity securities..........................        29.7       23.3        19.2
 Mortgage loans on real estate..............       774.4      796.2       750.7
 Real estate................................        67.7       82.7       147.3
 Policy loans...............................       118.4      112.7       105.3
 Short-term investments.....................        73.9      147.1        83.7
 Other......................................       101.4      200.7       161.8
                                                --------   --------    --------
 Gross investment income....................     3,886.7    3,818.9     3,675.0
   Less investment expenses.................       240.5      255.0       336.1
                                                --------   --------    --------
Net investment income.......................    $3,646.2   $3,563.9    $3,338.9
                                                ========   ========    ========
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES), NET OF RELATED AMORTIZATION OF
 DEFERRED POLICY ACQUISITION COSTS, AMOUNTS
 CREDITED TO THE POLICYHOLDER DIVIDEND
 OBLIGATION AND AMOUNTS CREDITED TO
 PARTICIPATING PENSION CONTRACTHOLDERS
 Fixed maturities...........................    $ (351.1)  $ (135.3)   $  (34.2)
 Equity securities..........................       201.8      196.1       109.7
 Mortgage loans on real estate and real
  estate to be disposed of..................       (60.4)     (15.2)      141.3
 Derivatives and other invested assets......       (40.2)      44.3        37.8
 Amortization adjustment for deferred policy
  acquisition costs.........................        29.4        9.4       (49.7)
 Amounts credited to the policyholder
  dividend obligation.......................        17.0      (14.1)         --
 Amounts credited to participating pension
  contractholders...........................       (42.3)      (6.9)      (35.3)
                                                --------   --------    --------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs, amounts
 credited to the policyholder dividend
 obligation and amounts credited to
 participating pension contractholders......    $ (245.8)  $   78.3    $  169.6
                                                ========   ========    ========



  Gross gains of $ 349.9 million in 2001, $294.6 million in 2000 and $186.4 million in 1999, and gross losses of $119.0 million in 2001, $123.6 million in 2000 and $173.7 million in 1999, were realized on the sale of available-for-sale securities.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:


                                              GROSS       GROSS
                                 AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                   COST       GAINS       LOSSES       VALUE
                                 ---------  ----------  ----------   ---------
                                                (IN MILLIONS)
DECEMBER 31, 2001
HELD-TO-MATURITY:
 Corporate securities ........   $ 1,073.9   $   28.3    $   15.2    $ 1,087.0
 Mortgage-backed securities ..       844.9       14.5        43.0        816.4
 Obligations of states and
  political subdivisions .....         4.7        0.1          --          4.8
                                 ---------   --------    --------    ---------
   Total fixed maturities
    held-to-maturity .........   $ 1,923.5   $   42.9    $   58.2    $ 1,908.2
                                 =========   ========    ========    =========
AVAILABLE-FOR-SALE:
 Corporate securities ........   $29,680.2   $1,103.5    $  879.1    $29,904.6
 Mortgage-backed securities ..     5,252.7      125.1        98.7      5,279.1
 Obligations of states and
  political subdivisions .....        93.3        5.5         0.2         98.6
 Debt securities issued by
  foreign governments ........       457.1       44.7         4.0        497.8
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies ...................       294.7        3.8         6.5        292.0
                                 ---------   --------    --------    ---------
 Fixed maturities
  available-for-sale .........    35,778.0    1,282.6       988.5     36,072.1
 Equity securities ...........       433.1      175.5        46.3        562.3
                                 ---------   --------    --------    ---------
   Total fixed maturities and
    equity securities
    available-for-sale .......   $36,211.1   $1,458.1    $1,034.8    $36,634.4
                                 =========   ========    ========    =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                GROSS       GROSS
                                   AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                     COST       GAINS       LOSSES       VALUE
                                   ---------  ----------  ----------   ---------
                                                  (IN MILLIONS)
DECEMBER 31, 2000
HELD-TO-MATURITY:
 Corporate securities ...........  $12,834.7    $553.7      $698.4     $12,690.0
 Mortgage-backed securities .....    1,202.5      11.5        53.0       1,161.0
 Obligations of states and
  political subdivisions ........      102.3       3.1         0.9         104.5
 Debt securities issued by
  foreign governments ...........        5.6       4.7          --          10.3
                                   ---------    ------      ------     ---------
   Total fixed maturities
    held-to-maturity ............  $14,145.1    $573.0      $752.3     $13,965.8
                                   =========    ======      ======     =========
AVAILABLE-FOR-SALE:
 Corporate securities ...........  $10,948.3    $457.1      $478.2     $10,927.2
 Mortgage-backed securities .....    4,105.0      94.7        33.0       4,166.7
 Obligations of states and
  political subdivisions ........       25.3       1.8          --          27.1
 Debt securities issued by
  foreign governments ...........      546.0      67.3        12.0         601.3
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies ......................      197.8       5.4         0.1         203.1
                                   ---------    ------      ------     ---------
 Fixed maturities
  available-for-sale ............   15,822.4     626.3       523.3      15,925.4
 Equity securities ..............      587.6     348.5        90.0         846.1
                                   ---------    ------      ------     ---------
   Total fixed maturities and
    equity securities
    available-for-sale
    governments .................  $16,410.0    $974.8      $613.3     $16,771.5
                                   =========    ======      ======     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below:


                                                         AMORTIZED      FAIR
                                                            COST        VALUE
                                                         ----------  -----------
                                                             (IN MILLIONS)
HELD-TO-MATURITY:
Due in one year or less ...............................  $    62.9    $    68.0
Due after one year through five years .................       15.4         22.2
Due after five years through ten years ................       67.7         65.4
Due after ten years ...................................      932.6        936.2
                                                         ---------    ---------
                                                           1,078.6      1,091.8
Mortgage-backed securities ............................      844.9        816.4
                                                         ---------    ---------
Total .................................................  $ 1,923.5    $ 1,908.2
                                                         =========    =========
AVAILABLE-FOR-SALE:
Due in one year or less ...............................  $ 1,861.7    $ 1,905.8
Due after one year through five years .................    9,874.3     10,073.3
Due after five years through ten years ................   10,902.5     10,927.6
Due after ten years ...................................    7,886.8      7,886.3
                                                         ---------    ---------
                                                          30,525.3     30,793.0
Mortgage-backed securities ............................    5,252.7      5,279.1
                                                         ---------    ---------
Total .................................................  $35,778.0    $36,072.1
                                                         =========    =========

  Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

  The sale of fixed maturities held-to-maturity relate to certain securities with amortized cost of $24.3 million for the year ended December 31, 1999, which were sold due to a significant decline in the issuers' credit quality or as part of the sale of the property and casualty operations in 1999. The related net realized investment and other gains on the sales were $0.9 million in 1999.

  The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2001, 2000 and 1999 amounted to $(1.8) million, $0.1 million and $(0.1) million, respectively.

  The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 2001 and 2000, $775.4 million and $88.6 million, respectively, of the Company's securities, at market value, were on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

  For 2001, 2000 and 1999, investment results passed through to participating pension contractholders as interest credited to policyholders' account balances amounted to $170.5 million, $171.7 million and $180.9 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change.

  Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                     BALANCE AT                       BALANCE AT
                                     BEGINNING                           END
                                      OF YEAR   ADDITIONS DEDUCTIONS   OF YEAR
                                     ---------- --------- ----------  ----------
                                                    (IN MILLIONS)
Year ended December 31, 2001
 Mortgage loans on real estate ....    $ 81.6     $37.8     $  6.6      $112.8
 Real estate to be disposed of ....      43.5      46.0        5.9        83.6
                                       ------     -----     ------      ------
Total .............................    $125.1     $83.8     $ 12.5      $196.4
                                       ======     =====     ======      ======
Year ended December 31, 2000
 Mortgage loans on real estate ....    $107.9     $ 4.6     $ 30.9      $ 81.6
 Real estate to be disposed of ....      58.1      17.1       31.7        43.5
                                       ------     -----     ------      ------
Total .............................    $166.0     $21.7     $ 62.6      $125.1
                                       ======     =====     ======      ======
Year ended December 31, 1999
 Mortgage loans on real estate ....    $ 96.0     $38.4     $ 26.5      $107.9
 Real estate to be disposed of ....     112.0      22.5       76.4        58.1
                                       ------     -----     ------      ------
Total .............................    $208.0     $60.9     $102.9      $166.0
                                       ======     =====     ======      ======

  At December 31, 2001 and 2000, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                 DECEMBER 31
                                                               2001       2000
                                                              ------     ------
                                                               (IN MILLIONS)
Impaired mortgage loans on real estate with provision for
 losses .................................................     $ 92.5     $ 32.4
Provision for losses ....................................      (42.6)     (14.9)
                                                              ------     ------
Net impaired mortgage loans on real estate ..............     $ 49.9     $ 17.5
                                                              ======     ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                      YEARS ENDED DECEMBER 31
                                                      2001     2000      1999
                                                     ------   ------    ------
                                                          (IN MILLIONS)
Average recorded investment in impaired loans .....  $62.5    $100.3    $135.5
Interest income recognized on impaired loans ......    8.4       2.9       4.9


  The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

  Restructured commercial mortgage loans aggregated $56.0 million and $60.4 million as of December 31, 2001 and 2000, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                     YEARS ENDED DECEMBER 31
                                                     2001     2000      1999
                                                    ------   ------    ------
                                                          (IN MILLIONS)
Expected ..........................................  $5.0     $5.2      $11.1
Actual ............................................   3.8      4.7        7.2

  At December 31, 2001, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:


COLLATERAL                CARRYING     GEOGRAPHIC                  CARRYING
PROPERTY TYTPE             AMOUNT      CONCENTRATION                AMOUNT
----------------------- -------------  ------------------------  -------------
                        (IN MILLIONS)                            (IN MILLIONS)
Apartments ............   $1,601.7     East North Central .....    $1,072.5
Hotels ................      451.6     East South Central .....       490.6
Industrial ............      809.8     Middle Atlantic ........     1,490.4
Office buildings ......    2,601.5     Mountain ...............       417.4
Retail ................    1,429.7     New England ............       891.1
Multi family ..........        1.8     Pacific ................     1,823.1
Mixed Use .............      108.0     South Atlantic .........     2,097.5
Agricultural ..........    2,532.3     West North Central .....       385.1
Other .................      243.4     West South Central .....       907.0
                                       Canada/Other ...........       205.1
Allowance for losses ..     (112.8)    Allowance for losses ...      (112.8)
                          --------                                 --------
Total .................   $9,667.0     Total ..................    $9,667.0
                          ========                                 ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  Mortgage loans with outstanding principal balances of $2.0 million, bonds with amortized cost of $388.7 million and real estate with a carrying value of $0.5 million were non-income producing for the year ended December 31, 2001.

  Depreciation expense on investment real estate was $4.6 million, $7.9 million, and $7.1 million in 2001, 2000, and 1999, respectively. Accumulated depreciation was $65.1 million and $60.9 million at December 31, 2001 and 2000, respectively.

  The Company sold $542.9 million, $359.2 million, and $172.0 million of commercial mortgage loans in securitization transactions in 2001, 2000, and 1999, respectively, for which it received net proceeds of $546.1 million, $362.4 million and $175.5 million, in 2001, 2000 and 1999, respectively. During 2001, 2000 and 1999, the Company recognized pre-tax gains of $3.2 million, $3.2 million and $3.5 million, respectively, related to these transactions.

  As a result of these securitizations, the Company retained mortgage servicing responsibilities which were recorded as servicing assets. These servicing assets were valued at $1.2 million and $0.8 million at December 31, 2001 and 2000, respectively.

  Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for by using the equity method of accounting totaled $1,062.1 million and $826.5 million at December 31, 2001 and 2000, respectively. Total combined assets of such investments were $12,541.6 million and $5,040.1 million (consisting primarily of investments), and total combined liabilities were $1,108.6 million and $823.3 million (including $580.0 million and $354.0 million of notes payable) at December 31, 2001 and 2000, respectively. Total combined revenues and expenses of these investments in 2001 were $942.5 million and $645.2 million, respectively, resulting in $297.3 million of total combined income from operations. Total combined revenues and expenses were $508.0 million and $172.7 million, respectively, resulting in $335.3 million of total combined income from operations in 2000. Net investment income on investments accounted for using the equity method totaled $56.4 million, $143.8 million and $65.1 million in 2001, 2000, and 1999 respectively.

NOTE 4.  DERIVATIVES AND HEDGING INSTRUMENTS

  The fair value of derivative instruments classified as assets at December 31, 2001 was $331.2 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2001 was $580.0 million, and appears on the consolidated balance sheet in other liabilities.

 Fair Value Hedges

  The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

  The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 4.  DERIVATIVES AND HEDGING INSTRUMENTS

  The Company enters into interest rate cap agreements, cancelable interest rates swap agreements, and written swaptions to manage the interest rate exposure of options that are embedded in certain assets and liabilities. A written swaption obligates the Company to enter into an interest rate agreement on the expiration date, contingent on future interest rates. Interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income.

  The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

  Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

  For the year ended December 31, 2001, the Company recognized a net loss of $16.5 million related to the ineffective portion of its fair value hedges, and a net gain of $1.9 million, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. For the year ended December 31, 2001, all of the Company's hedged firm commitments qualified as fair value hedges.

 Cash Flow Hedges

  The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During the periods in the future when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

  The Company used interest rate futures contracts to hedge the variable cash flows associated with variable benefit payments that it will make on certain annuity contracts. Amounts are reclassified from other comprehensive income when benefit payments are made.

  The Company used interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses. Amounts are reclassified from other comprehensive income if interest rates fall below certain levels.

  For the year ended December 31, 2001, the Company recognized a loss of $0.2 million related to the ineffective portion of its cash flow hedges, and a net gain of $0.4 million related to the portion of the hedging instruments that was excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. For the year ended December 31, 2001, all of the Company's hedged forecast transactions qualified as cash flow hedges.

  For the year ended December 31, 2001, a net loss of $0.2 million was reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $0.6 million of net gains will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

  For the year ended December 31, 2001, none of the Company's cash flow hedges have been discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

  The transition adjustment for the adoption of SFAS No. 133, as amended, resulted in an increase in other comprehensive income of $23.0 million (net of tax of $12.3 million) representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. For the year ended December 31, 2001, $3.8 million of loss (net of tax of $2.1 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges was added to accumulated other comprehensive income, resulting in a balance of $19.1 million (net of tax of $10.3 million).

 Derivatives Not Designated as Hedging Instruments

  The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, interest rate futures contracts, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

NOTE 5.  INCOME TAXES

  The Company participates in the filing of a life/non-life consolidated federal income tax return. The life company sub-group includes three domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company and Investors Partner Life Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company, Ltd.) that is treated as a U.S. company for federal income tax purposes. The non-life subgroup consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries, LLC and John Hancock International Holdings, Inc.

  In addition to taxes on operations, mutual life insurance companies are charged an equity base tax. As the Company was a mutual life insurance company for the entire year 1999, it was subject to the re-computation of its 1999 equity base tax liability in its 2000 tax return. The equity base tax is determined by application of an industry-based earnings rate to mutual companies' average equity base, as defined by the Internal Revenue Code. The industry earnings rate is determined by the Internal Revenue Service (IRS) and is not finalized until the subsequent year. The Company estimated its taxes for the current year based on estimated industry earnings rates and revised these estimates up or down when the earnings rates were finalized and published by the IRS in the subsequent year.

  Income before income taxes and cumulative effect of accounting changes includes the following:

                                                     YEARS ENDED DECEMBER 31
                                                     2001      2000      1999
                                                    -------  --------  --------
                                                          (IN MILLIONS)
Domestic .......................................... $761.8   $1,093.5   $210.7
Foreign ...........................................    5.6        7.6      6.4
                                                    ------   --------   ------
Income before income taxes and cumulative effect
 of accounting changes ............................ $767.4   $1,101.1   $217.1
                                                    ======   ========   ======

                       JOHN HANCOCK LIFE INSURANCE COMPANY

  The components of income taxes were as follows:

                                                    YEARS ENDED DECEMBER 31
                                                     2001     2000      1999
                                                    -------  -------  ---------
                                                         (IN MILLIONS)
CURRENT TAXES:
 Federal .......................................... $ (9.9)  $ 15.7    $(34.1)
 Foreign ..........................................    3.1      1.2       2.3
 State ............................................    4.6     12.0       5.8
                                                    ------   ------    ------
                                                      (2.2)    28.9     (26.0)
DEFERRED TAXES:
 Federal ..........................................  210.5    279.4     108.6
 Foreign ..........................................   (0.9)     1.6        --
 State ............................................   (6.7)    (1.0)     (1.1)
                                                    ------   ------    ------
                                                     202.9    280.0     107.5
                                                    ------   ------    ------
Total income taxes ................................ $200.7   $308.9    $ 81.5
                                                    ======   ======    ======

  A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                    YEARS ENDED DECEMBER 31
                                                     2001     2000      1999
                                                    -------  -------  ---------
                                                         (IN MILLIONS)
Tax at 35% ........................................ $268.6   $385.4    $ 76.0
Add (deduct):
 Equity base tax ..................................  (13.4)   (46.0)     22.2
 Prior year taxes .................................    9.9     (0.3)      1.8
 Tax credits ......................................  (28.1)   (20.6)    (12.9)
 Foreign taxes ....................................    1.3      0.4       1.0
 Tax exempt investment income .....................  (25.7)   (11.5)    (14.4)
 Non-taxable gain on sale of subsidiary ...........     --       --     (15.4)
 Disallowed demutualization expenses ..............     --       --      31.1
 Other ............................................  (11.9)     1.5      (7.9)
                                                    ------   ------    ------
   Total income taxes ............................. $200.7   $308.9    $ 81.5
                                                    ======   ======    ======

                       JOHN HANCOCK LIFE INSURANCE COMPANY

  The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                              DECEMBER 31
                                                             2001       2000
                                                           --------  ----------
                                                             (IN MILLIONS)
DEFERRED TAX ASSETS:
 Policy reserve adjustments.............................   $  485.5   $  492.2
 Other postretirement benefits..........................      136.6      148.9
 Book over tax basis of investments.....................      418.1      299.5
 Dividends payable to policyholders.....................      125.7      117.6
 Interest...............................................       34.5       38.3
 Other..................................................      163.1       51.2
                                                           --------   --------
   Total deferred tax assets............................    1,363.5    1,147.7
                                                           --------   --------
DEFERRED TAX LIABILITIES:
 Deferred policy acquisition costs......................      824.5      649.1
 Depreciation...........................................      214.2      211.7
 Basis in partnerships..................................      130.7      109.8
 Market discount on bonds...............................       72.9       64.2
 Pension plan expense...................................      133.6      104.0
 Capitalized charges related to mutual funds............       31.5       56.9
 Lease Income...........................................      523.2      339.4
 Unrealized gains.......................................      135.8       56.7
                                                           --------   --------
   Total deferred tax liabilities.......................    2,066.4    1,591.8
                                                           --------   --------
   Net deferred tax liabilities.........................   $  702.9   $  444.1
                                                           ========   ========

  The Company made an income tax payment of $3.7 million, received an income tax refund of $21.7 million and made an income tax payment of $83.4 million in 2001, 2000 and 1999, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 6.  CLOSED BLOCK

  As of February 1, 2000, the Company established a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies for which the Company had a dividend scale payable in 1999 and individual term life insurance policies that were in force on February 1, 2000. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales payable in 1999, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of JHFS. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without approval of the Massachusetts Division of Insurance.

  If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced.

  The assets and liabilities allocated to the closed block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date of demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

  If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to closed block policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.

  The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

  The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                                  DECEMBER 31,   DECEMBER 31,
                                                                      2001           2000
                                                                  ------------  --------------
                                                                         (IN MILLIONS)
LIABILITIES
Future policy benefits ...........................................   $10,198.7      $ 9,910.5
Policyholder dividend obligation .................................       251.2           77.0
Policyholders' funds .............................................     1,460.9        1,459.5
Policyholder dividends payable ...................................       433.4          409.8
Other closed block liabilities ...................................        53.7           84.6
                                                                     ---------      ---------
 Total closed block liabilities ..................................    12,397.9       11,941.4
                                                                     ---------      ---------
ASSETS
Investments
Fixed maturities:
 Held-to-maturity--at amortized cost
  (fair value: 2001--$100.7; 2000--$2,327.4) .....................       103.3        2,269.9
 Available-for-sale--at fair value
  (cost: 2001--$5,204.0; 2000--$2,378.7) .........................     5,320.7        2,353.0
Equity securities:
 Available-for-sale--at fair value
 (cost: 2001--$8.8; 2000--$5.3) ..................................        13.4            6.3
Mortgage loans on real estate ....................................     1,837.0        1,944.0
Policy loans .....................................................     1,551.9        1,540.6
Short-term investments ...........................................          --           62.1
Other invested assets ............................................        83.1           40.7
                                                                     ---------      ---------
 Total investments ...............................................     8,909.4        8,216.6
Cash and cash equivalents ........................................       192.1          305.6
Accrued investment income ........................................       158.9          149.3
Other closed block assets ........................................       297.5          317.1
                                                                     ---------      ---------
 Total closed block assets .......................................     9,557.9        8,988.6
                                                                     ---------      ---------
Excess of reported closed block liabilities over assets
 designated to the closed block ..................................     2,840.0        2,952.8
                                                                     ---------      ---------
Portion of above representing other comprehensive income:
 Unrealized appreciation (depreciation), net of tax of
  $43.3 million and $(8.8) million at 2001 and 2000,
  respectively ...................................................        80.1          (16.1)
 Allocated to the policyholder dividend obligation, net of tax
  $50.8 million and $4.7 million at 2001 and 2000,
  respectively....................................................       (94.4)          (8.8)
                                                                     ---------      ---------
   Total .........................................................       (14.3)         (24.9)
                                                                     ---------      ---------
   Maximum future earnings to be recognized from closed block
    assets and liabilities .......................................   $ 2,825.7      $ 2,927.9
                                                                     =========      =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                              DECEMBER 31,   DECEMBER 31,
                                                                                                 2001           2000
                                                                                              ------------   ------------
                                                                                                     (IN MILLIONS)
Change in the policyholder dividend obligation:
 Balance at beginning of period..............................................................   $   77.0              --
   Impact on net income before income taxes..................................................       42.5        $   63.5
   Unrealized investment gains (losses)......................................................       67.1            13.5
   Cumulative effect of change in accounting
    principle (1)............................................................................       64.6              --
                                                                                                --------        --------
 Balance at end of period....................................................................   $  251.2        $   77.0
                                                                                                ========        ========

(1) The cumulative effect of change in accounting principle represents the impact of transferring fixed maturities from held-to-maturity to available-for-sale as part of the adoption of SFAS No. 133 effective January 1, 2001.
See Note 1.

                                                                                                           FOR THE PERIOD
                                                                                                YEAR         FEBRUARY 1
                                                                                                ENDED          THROUGH
                                                                                             DECEMBER 31,    DECEMBER 31,
                                                                                                 2001            2000
                                                                                             ------------  --------------
                                                                                                   (IN MILLIONS)
REVENUES
Premiums.....................................................................................  $  940.0        $  865.0
Net investment income........................................................................     667.5           591.6
Net realized investment and other gains (losses), net of
 amounts credited to the policyholder dividend obligation of
 $(17.0) million and $14.1 million, respectively.............................................      (3.6)           (2.9)
Other closed block revenues..................................................................       0.6            (0.6)
                                                                                               --------        --------
 Total closed block revenues.................................................................   1,604.5         1,453.1
BENEFITS AND EXPENSES
Benefits to policyholders....................................................................     924.4           870.0
Change in policyholder dividend obligation...................................................      54.9            46.6
Other closed block operating costs and expenses..............................................      (6.3)          (10.0)
Dividends to policyholders...................................................................     474.9           407.1
                                                                                               --------        --------
 Total benefits and expenses.................................................................   1,447.9         1,313.7
                                                                                               --------        --------
Closed block revenues, net of closed block benefits and expenses,
 before income taxes and cumulative effect of accounting change..............................     156.6           139.4
Income taxes, net of amounts credited to the policyholder dividend
 obligation of $4.6 million and $2.8 million, respectively...................................      53.0            52.3
                                                                                               --------        --------
 Closed block revenues, net of closed block benefits and expenses
  and income taxes, before cumulative effect of accounting change............................      103.6            87.1
                                                                                                --------        --------
 Cumulative effect of accounting change, net of tax..........................................       (1.4)             --
                                                                                                --------        --------
 Closed block revenues, net of closed block benefits and expenses, income
  taxes and the cumulative effect of accounting change.......................................   $  102.2        $   87.1
                                                                                                ========        ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  Maximum future earnings from closed block assets and liabilities:

                                                                               FOR THE PERIOD
                                                                    YEAR         FEBRUARY 1
                                                                    ENDED          THROUGH
                                                                 DECEMBER 31,    DECEMBER 31,
                                                                     2001            2000
                                                                 ------------  ----------------
                                                                       (IN MILLIONS)
Beginning of period............................................     $2,927.9        $3,015.0
End of period..................................................      2,825.7         2,927.9
                                                                    --------        --------
 Change during period..........................................     $  102.2        $   87.1
                                                                    ========        ========

NOTE 7. DEBT AND LINE OF CREDIT

  Short-term and long-term debt consists of the following:

                                                                              DECEMBER 31
                                                                            2001       2000
                                                                          ---------  ---------
                                                                             (IN MILLIONS)
SHORT-TERM DEBT:
 Commercial paper........................................................       --     $222.3
 Current maturities of long-term debt....................................  $ 124.6       23.0
                                                                           -------     ------
Total short-term debt....................................................    124.6      245.3
                                                                           -------     ------
LONG-TERM DEBT:
 Surplus notes, 7.38% maturing in 2024...................................    447.3      447.2
 Notes payable, interest ranging from 5.43% to 14.0%, due in varying
  amounts through 2007...................................................    296.0      109.8
                                                                           -------     ------
Total long-term debt.....................................................    743.3      557.0
Less current maturities..................................................   (124.6)     (23.0)
                                                                           -------     ------
Long-term debt...........................................................    618.7      534.0
                                                                           -------     ------
  Total debt.............................................................  $ 743.3     $779.3
                                                                           =======     ======

  The Company issues commercial paper primarily to meet working capital needs. The Company had no commercial paper outstanding at December 31, 2001. The weighted-average interest rate for outstanding commercial paper at December 31, 2000 was 6.59%. The weighted-average life for outstanding commercial paper at December 31, 2000 was approximately 11 days. Commercial paper borrowing arrangements are supported by a syndicated line of credit.

  The issuance of surplus notes was approved by the Massachusetts Commissioner of Insurance, and any payments of interest or principal on the surplus notes requires the prior approval of the Massachusetts Commissioner of Insurance.

  At December 31, 2001, the Company had a syndicated line of credit with a group of banks totaling $1.0 billion, $500.0 million pursuant to a 364-day commitment which expires on July 26, 2002 and $500.0 million pursuant to a multi-year facility, which expires on August 3, 2005. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 2001. At December 31, 2001, the Company had no outstanding borrowings under the agreement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  Aggregate maturities of long-term debt are as follows: 2002-$124.6 million; 2003-$32.2 million; 2004-$31.5 million; 2005-$25.4 million; 2006-$7.5 million and thereafter-$522.1 million.

  Interest expense on debt, included in other operating costs and expenses, was $59.0 million, $62.6 million, and $70.1 million in 2001, 2000 and 1999, respectively. Interest paid amounted to $55.8 million in 2001, $63.4 million in 2000, and $70.1 million in 1999.

NOTE 8. MINORITY INTEREST

  Minority interest relates to preferred stock issued by Signature Tomato, a subsidiary of Signature Fruit, a subsidiary of the Company, which acquired certain assets and assumed certain liabilities out of bankruptcy proceedings of Tri-Valley Growers, Inc., a cooperative association, and equity interests in consolidated partnerships. For financial reporting purposes, the assets, the liabilities, and earnings of Signature Fruit and the partnerships are consolidated in the Company's financial statements.

  In conjunction with the transaction discussed above, Signature Tomato, a subsidiary of Signature Fruit, issued $2.1 million of 14.24% cumulative, voting preferred stock in exchange for debt. In addition, Signature Fruit sold 3.0% of its Class A membership shares to outside third parties with put options exercisable in a period from one to three years from acquisition. All amounts arising from these transactions have been included in minority interest in the accompanying consolidated balance sheets.

  The minority interest in the equity of consolidated partnerships of approximately $26.1 million reflects the original investment by minority shareholders in various consolidated partnerships, along with their proportional share of the earnings or losses of these partnerships.

NOTE 9. REINSURANCE

  The effect of reinsurance on premiums written and earned was as follows:

                                                          2001                    2000                    1999
                                                        PREMIUMS                PREMIUMS                PREMIUMS
                                                   WRITTEN     EARNED      WRITTEN     EARNED      WRITTEN      EARNED
                                                  ----------  ----------  ----------  ----------  ----------  -----------
                                                                              (IN MILLIONS)
LIFE, HEALTH AND ANNUITY:
Direct........................................    $ 3,076.8   $ 3,080.7   $ 3,181.1   $ 3,180.3   $ 2,940.2    $ 2,938.3
Assumed.......................................        427.7       427.7       465.3       465.4       311.3        311.3
Ceded.........................................     (1,156.5)   (1,156.5)   (1,255.0)   (1,255.0)   (1,228.5)    (1,228.5)
                                                  ---------   ---------   ---------   ---------   ---------    ---------
 Net life, health and annuity premiums........      2,348.0     2,351.9     2,391.4     2,390.7     2,023.0      2,021.1
                                                  ---------   ---------   ---------   ---------   ---------    ---------
PROPERTY AND CASUALTY:
Direct........................................           --          --          --          --          --           --
Assumed.......................................           --          --          --          --         0.3          0.3
Ceded.........................................           --          --          --          --          --           --
                                                  ---------   ---------   ---------   ---------   ---------    ---------
 Net property and casualty premiums...........           --          --          --          --         0.3          0.3
                                                  ---------   ---------   ---------   ---------   ---------    ---------
   Net premiums...............................    $ 2,348.0   $ 2,351.9   $ 2,391.4   $ 2,390.7   $ 2,023.3    $ 2,021.4
                                                  =========   =========   =========   =========   =========    =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  For the years ended December 31, 2001, 2000 and 1999, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $552.7 million, $649.4 million, and $514.5 million, respectively.

  On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

  Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter of 1999 the Company recognized a charge for uncollectible reinsurance of $133.7 million, after tax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of December 31, 2001, would not be material.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 10.  PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS

  The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both qualified defined benefit and defined contribution pension plans. In addition, through nonqualified plans, the Company provides supplemental pension benefits to employees with salaries and/ or pension benefits in excess of the qualified plan limits imposed by federal tax law. Pension benefits under the defined benefit plans had been based on years of service and average compensation generally during the three years prior to retirement. In 2001, the defined benefit pension plans were amended to a cash balance basis under which benefits are based on career average compensation. Under grandfathering rules, employees over a certain age and with at least a certain number of years of service will receive pension benefits based on the greater of the benefit from the cash balance basis or the prior final average salary basis. This amendment became effective on January 1, 2002. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $115.9 million in 2001, $102.2 million in 2000, and $97.6 million in 1999. Plan assets consist principally of listed equity securities and corporate obligations and U.S. government securities.

  The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. Because the qualified defined benefit plans are overfunded, no amounts were contributed to these plans in 2001 or 2000. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plans, which are underfunded, for which accumulated benefit obligations are in excess of plan assets were $258.7 million, and $236.2 million, respectively, at December 31, 2001, and $256.3 million, and $244.3 million, respectively, at December 31, 2000. Non-qualified plan assets, at fair value, were $4.6 million and $0.8 million at December 31, 2000 and 1999, respectively.

  Defined contribution plans include The Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $10.6 million, $8.3 million, and $8.3 million, in 2001, 2000 and 1999, respectively.

  In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel.

  Substantially all employees may become eligible for these benefits if they reach certain age and service requirements while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

  The Company's policy is to fund postretirement benefits in amounts at or below the annual tax qualified limits. As of December 31, 2001 and 2000, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees. Plan assets related to union employees were comprised of approximately 60% equity securities and 40% fixed income investments.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 10.  PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS
  (CONTINUED)

  The changes in benefit obligation and plan assets related to the Company's qualified and nonqualified benefit plans are summarized as follows:

                                                                                      YEARS ENDED DECEMBER 31

                                                                                                   OTHER POSTRETIREMENT
                                                                            PENSION BENEFITS              BENEFITS
                                                                        ------------------------  ------------------------
                                                                           2001         2000        2001         2000
                                                                        -----------  -----------  ----------  ------------
                                                                                         (IN MILLIONS)
CHANGE IN BENEFIT OBLIGATION:
 Benefit obligation at beginning of year...............................   $1,803.6     $1,905.3     $ 486.8      $ 443.2
 Service cost..........................................................       30.7         34.0         5.9          7.8
 Interest cost.........................................................      129.1        129.2        31.8         30.9
 Amendments............................................................       50.1        (10.3)      (48.3)          --
 Actuarial loss (gain).................................................       46.7       (143.7)       (1.3)        36.6
 Benefits paid.........................................................     (127.1)      (110.9)      (29.6)       (31.7)
 Curtailment...........................................................         --           --        (3.9)          --
                                                                          --------     --------     -------      -------
 Benefit obligation at end of year.....................................    1,933.1      1,803.6       441.4        486.8
                                                                          --------     --------     -------      -------
CHANGE IN PLAN ASSETS:
 Fair value of plan assets at beginning of year........................    2,410.9      2,384.4       261.4        232.9
 Actual return on plan assets..........................................     (105.8)       125.2        (6.7)         0.3
 Employer contribution.................................................       18.9         12.2          --         35.5
 Benefits paid.........................................................     (127.1)      (110.9)       (9.0)        (7.3)
                                                                          --------     --------     -------      -------
 Fair value of plan assets at end of year..............................    2,196.9      2,410.9       245.7        261.4
                                                                          --------     --------     -------      -------
Funded status..........................................................      263.8        607.3      (195.7)      (225.4)
Unrecognized actuarial loss (gain).....................................       24.3       (400.5)      (95.3)      (139.7)
Unrecognized prior service cost........................................       67.9         24.1       (47.5)        (1.4)
Unrecognized net transition asset......................................        0.1          0.2          --           --
                                                                          --------     --------     -------      -------
Prepaid (accrued) benefit cost, net....................................   $  356.1     $  231.1     $(338.5)     $(366.5)
                                                                          ========     ========     =======      =======
AMOUNTS RECOGNIZED IN THE CONSOLIDATED BALANCE SHEETS
CONSIST OF:
 Prepaid benefit cost..................................................   $  523.9     $  380.7
 Accrued benefit liability.............................................     (231.6)      (243.5)
 Intangible asset......................................................        0.5          6.0
 Accumulated other comprehensive income................................       63.3         87.9
                                                                          --------     --------
Prepaid benefit cost, net..............................................   $  356.1     $  231.1
                                                                          ========     ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 10.  PENSION BENEFIT PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS
  (CONTINUED)

  The assumptions used in accounting for the Company's qualified and nonqualified benefit plans were as follows:

                                                              YEARS ENDED DECEMBER 31

                                                                            OTHER POSTRETIREMENT
                                                    PENSION BENEFITS             BENEFITS
                                                ------------------------  ------------------------
                                                   2001         2000         2001         2000
                                                -----------  -----------  ----------  ------------
Discount rate .................................     7.25%        7.25%       7.25%        7.25%
Expected return on plan assets ................     9.50%        9.00%       9.50%        9.00%
Rate of compensation increase .................     4.20%        4.77%       4.20%        4.77%

  For measurement purposes, an 8.75% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2002. The rate was assumed to decrease gradually to 5.25% in 2006 and remain at that level thereafter.

  For the prior valuation, a 5.50% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2001. The rate was assumed to decrease gradually to 5.25% in 2001 and remain at that level thereafter.

  The net periodic benefit (credit) cost related to the Company's qualified and nonqualified benefit plans includes the following components:

                                                             YEARS ENDED DECEMBER 31

                                                                            OTHER POSTRETIREMENT
                                                   PENSION BENEFITS                BENEFITS
                                            ----------------------------  ---------------------------
                                              2001      2000      1999      2001     2000      1999
                                            --------  --------  --------  -------  -------  ---------
                                                                  (IN MILLIONS)
Service cost...............................  $  30.7   $  34.0   $  33.8   $  5.9   $  7.8    $  7.5
Interest cost..............................    129.1     129.2     119.0     31.8     30.9      28.7
Expected return on plan assets.............   (223.8)   (209.9)   (182.9)   (24.4)   (24.1)    (18.3)
Amortization of transition asset...........      0.1     (12.0)    (12.1)      --       --        --
Amortization of prior service cost.........      6.5       4.6       3.9     (2.2)    (0.2)     (0.2)
Recognized actuarial gain..................    (18.3)     (9.3)     (6.3)    (6.8)    (8.7)     (8.5)
Other......................................       --        --        --     (3.9)      --        --
                                             -------   -------   -------   ------   ------    ------
 Net periodic benefit (credit) cost........  $ (75.7)  $ (63.4)  $ (44.6)  $  0.4   $  5.7    $  9.2
                                             =======   =======   =======   ======   ======    ======

  Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                              1-PERCENTAGE     1-PERCENTAGE
                                                             POINT INCREASE   POINT DECREASE
                                                             --------------  ----------------
                                                                      (IN MILLIONS)
Effect on total of service and interest costs in 2001.......      $ 4.0           $ (3.7)
Effect on postretirement benefit obligations
  as of December 31, 2001...................................       42.2            (38.8)

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 11.  COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase fixed maturity investments, preferred and common stock, and other invested assets and to issue mortgage loans on real estate totaling $518.4 million, $0.3 million, $491.2 million and $212.9 million, respectively at December 31, 2001. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $1.2 billion at December 31, 2001. The majority of these commitments expire in 2002.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2001. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

 Class Action

  During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $52.7 million and $224.0 million at December 31, 2001 and 2000, respectively. Costs incurred related to the settlement were $30.0 million and $140.2 million in 2001 and 1999, respectively. No such costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

  During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution (ADR) relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted as noted above, in the fourth quarter of 2001. The adjustment to the reserve in 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims. The better estimate comes from experience with actual settlements on similar claims.

  Administration of the ADR component of the settlement continues to date. Although some uncertainty remains as to the cost of claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 Harris Trust

  Since 1983, the Company has been involved in complex litigation known as Harris Trust and Savings Bank, as Trustee of Sperry Master Retirement Trust No. 2 v. John Hancock Mutual Life Insurance Company (S.D.N.Y. Civ. 83-5491). After successive appeals to the Second Circuit and to the U.S. Supreme Court, the case was remanded to the District Court and tried to a Federal District Court judge in 1997. The judge issued an opinion in November 2000.

  In that opinion the Court found against the Company and awarded the Trust approximately $13.8 million in relation to this claim together with unspecified additional pre-judgment interest on this amount from October 1988. The Court also found against the Company on issues of liability valuation and ERISA law. Damages in the amount of approximately $5.7 million, together with unspecified pre-judgment interest from December 1996, were awarded on these issues. As part of the relief, the judge ordered the removal of Hancock as a fiduciary to the plan. On April 11, 2001, the Court entered a judgment against the Company for approximately $84.9 million, which includes damages to the plaintiff, pre-judgment interest, attorney's fees and other costs.

  The Company believes that the underlying case was incorrectly decided and there are promising grounds for challenging the District Court's decision. Therefore, the Company has filed an appeal and believes that it is probable that the Appeals Court will reverse the lower court's decision. Notwithstanding what the Company believes to be the merits of the Company's position in this case, if unsuccessful, its ultimate liability, including fees, costs and interest could have a material adverse impact on net income. However, the Company does not believe that any such liability would be material in relation to its financial position or liquidity.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 12.  SHAREHOLDER'S EQUITY

  (a) Common Stock

  As result of the Reorganization, as described in Note 1, the Company was converted to a stock life insurance company. The Company has one class of capital stock, common stock ($10,000 par value, 1,000 shares authorized and outstanding). All of the outstanding common stock of the Company is owned by JHFS, the parent.

 (b) Other Comprehensive Income

  The components of accumulated other comprehensive income are as follows:

                                                               NET
                                                           ACCUMULATED     FOREIGN                  ACCUMULATED
                                               NET         GAIN (LOSS)     CURRENCY     MINIMUM        OTHER
                                            UNREALIZED    ON CASH FLOW   TRANSLATION    PENSION    COMPREHENSIVE
                                          GAINS (LOSSES)     HEDGES       ADJUSTMENT   LIABILITY       INCOME
                                          --------------  -------------  -----------   ---------   -------------
                                                                        (IN MILLIONS)
Balance at December 31, 1998...............   $ 320.5            --         $(0.7)      $(38.3)        $ 281.5
Gross unrealized gains (losses)
 (net of deferred income tax
 benefit of $234.7 million)................    (453.8)           --            --           --          (453.8)
Reclassification (losses),
 realized in net income
 (net of tax expense of
 $4.5 million).............................       8.2            --            --           --             8.2
Adjustment for participating
 group annuity contracts
 (net of deferred income tax
 expense of $40.1 million).................      74.6            --            --           --            74.6
Adjustment for deferred policy
 acquisition costs and present
 value of future profits (net
 of deferred income tax
 expense of $60.7 million).................     119.6            --            --           --           119.6
                                              -------          ----         -----       ------         -------
Net unrealized gains (losses)..............    (251.4)           --            --           --          (251.4)
Foreign currency translation
 adjustment................................        --            --          (1.8)          --            (1.8)
Minimum pension liability (net of
 deferred income tax
 benefit of $12.3 million).................        --            --            --        (22.9)          (22.9)
                                              -------          ----         -----       ------         -------
Balance at December 31, 1999...............   $  69.1            --         $(2.5)      $(61.2)        $   5.4
                                              =======          ====         =====       ======         =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                NET
                                                            ACCUMULATED     FOREIGN                 ACCUMULATED
                                                NET         GAIN (LOSS)    CURRENCY     MINIMUM        OTHER
                                             UNREALIZED     ON CASH FLOW  TRANSLATION   PENSION    COMPREHENSIVE
                                           GAINS (LOSSES)      HEDGES     ADJUSTMENT   LIABILITY       INCOME
                                           --------------  -------------  -----------  ---------   -------------
                                                                       (IN MILLIONS)
Balance at December 31, 1999..............     $ 69.1             --         $(2.5)      $(61.2)        $  5.4
Gross unrealized gains (losses)
 (net of deferred income tax
 benefit of $8.1 million).................      (12.7)            --            --           --          (12.7)
Reclassification adjustments for
 gains (losses), realized in net
 income (net of tax expense of
 $59.8 million)...........................      111.2             --            --           --          111.2
Adjustment for participating
 group annuity contracts
 (net of deferred income tax
 expense of $3.6 million).................       (6.8)            --            --           --           (6.8)
Adjustment for policyholder dividend
 obligation (net of income tax
 benefit of $4.7 million..................       (8.8)            --            --           --           (8.8)
Adjustment for deferred policy
 acquisition costs and present
 value of future profits (net
 of deferred income tax
 expense of $15.4 million)................      (28.3)            --            --           --          (28.3)
                                               ------           ----         -----       ------         ------
Net unrealized gains (losses).............       54.6             --            --           --           54.6
Foreign currency translation
 adjustment...............................         --             --          (1.5)          --           (1.5)
Minimum pension liability (net of
 deferred income tax
 benefit of $4.4 million).................         --             --            --          8.2            8.2
                                               ------           ----         -----       ------         ------
Balance at December 31, 2000..............     $123.7             --         $(4.0)      $(53.0)        $ 66.7
                                               ======           ====         =====       ======         ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                             NET
                                                         ACCUMULATED      FOREIGN                  ACCUMULATED
                                              NET         GAIN (LOSS)     CURRENCY     MINIMUM         OTHER
                                           UNREALIZED    ON CASH FLOW   TRANSLATION    PENSION    COMPREHENSIVE
                                         GAINS (LOSSES)      HEDGES      ADJUSTMENT   LIABILITY       INCOME
                                         --------------  -------------  -----------  ----------   -------------
                                                                       (IN MILLIONS)
Balance at December 31, 2000............      $123.7             --         $(4.0)      $(53.0)        $ 66.7
Gross unrealized gains (losses)
 (net of deferred income tax
 benefit of $49.1 million)..............       (88.3)            --            --           --          (88.3)
Reclassification adjustment for
 gains (losses), realized in net
 income (net of tax expense of
 $80.8 million).........................       150.1             --            --           --          150.1
Adjustment for participating
 group annuity contracts (net
 of deferred income tax
 benefit of $5.1 million)...............        (9.5)            --            --           --           (9.5)
Adjustment for deferred policy
 acquisition costs and present
 value of future profits (net of
 deferred income tax benefit
 of $25.8 million)......................       (47.8)            --            --           --          (47.8)
Adjustment for net shadow
 policyholder dividend
 obligation (net of tax benefit
 of $46.1 million)......................       (85.6)            --            --           --          (85.6)
                                              ------          -----         -----       ------         ------
Net unrealized gains (losses)...........       (81.1)            --            --           --          (81.1)
Foreign currency translation
 adjustment.............................          --             --           1.0           --            1.0
Minimum pension liability (net
 of deferred income tax
 expense of $8.2 million)...............          --             --            --         15.2           15.2
Net accumulated gains (losses)
 on cash flow hedges (net
 of tax benefit of $2.1
 million)...............................          --           (3.8)           --           --           (3.8)
Change in accounting principle
 (net of income tax expense of
 $122.6 million)........................       204.7           22.9            --           --          227.6
                                              ------          -----         -----       ------         ------
Balance at December 31, 2001............      $247.3          $19.1         $(3.0)      $(37.8)        $225.6
                                              ======          =====         =====       ======         ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  Net unrealized investment and other gains (losses), included in the consolidated balance sheets as a component of shareholder's equity, are summarized as follows:

                                                                                        YEAR ENDED

                                                                                 2001       2000       1999
                                                                               ---------  --------  ----------
                                                                                        (IN MILLIONS)
BALANCE, END OF YEAR COMPRISES:
 Unrealized investment gains (losses) on:
  Fixed maturities............................................................  $ 294.1    $ 103.0    $(190.5)
  Equity investments..........................................................    129.2      258.5      136.6
  Derivatives and other.......................................................    205.0     (155.8)     107.5
                                                                                -------    -------    -------
Total.........................................................................    628.3      205.7       53.6
AMOUNTS OF UNREALIZED INVESTMENT (GAINS) LOSSES ATTRIBUTABLE TO:
  Participating group annuity contracts.......................................    (49.0)     (34.4)     (24.0)
  Deferred policy acquisition cost and present value of future profits........    (51.0)      22.6       66.3
  Policyholder dividend obligation............................................   (145.2)     (13.5)        --
  Deferred federal income taxes...............................................   (135.8)     (56.7)     (26.8)
                                                                                -------    -------    -------
Total.........................................................................   (381.0)     (82.0)      15.5
                                                                                -------    -------    -------
Net unrealized investment gains                                                 $ 247.3    $ 123.7    $  69.1
                                                                                =======    =======    =======

 (c) Statutory Results

  The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiaries use to prepare their statutory-basis financial statements.

  The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Life Company the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

  Prior to 2001, the Commissioner had provided the Company approval to recognize as an admitted asset the pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." Beginning in 2001, the Commissioner has provided the Company with approval to phase-in over a three-year period the impact of implementing the material provisions of statutory SSAP No. 8, "Pensions." As a result of this permitted practice, the Company's reported statutory surplus as of December 31, 2001 is increased by $319.5 million over what it would be under NAIC SAP. Statutory net income is not impacted by this permitted practice.

  In addition, during 2000 and 1999, the Company received permission from the Commonwealth of Massachusetts Division of Insurance to record its Asset Valuation Reserve in excess of the prescribed maximum reserve level by $36.7 million and $48.0 million at December 31, 2000 and 1999, respectively. There are no other material permitted practices.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  Statutory net income and surplus include the accounts of the Company and its variable life insurance subsidiary, John Hancock Variable Life Insurance Company, including its wholly-owned subsidiary, Investors Partner Life Insurance Company. Investors Guaranty Life Insurance Company, a former subsidiary of the Company, was sold in 2001, and its statutory net income for the period January 1, 2001 to May 22, 2001 and for the years 2000 and 1999, and its statutory surplus at December 31, 2000 and 1999, are included in the table below.


                                    AS OF OR FOR THE YEARS ENDED DECEMBER 31

                                        2001           2000           1999
                                        ----           ----           ----
                                                  (IN MILLIONS)
Statutory surplus................     $3,513.6       $3,700.5       $3,456.7
Statutory net income.............        631.4          617.6          573.2



  Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

NOTE 13.  SEGMENT INFORMATION

  The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

 Protection Segment

  Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and retail and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

 Asset Gathering Segment

  Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds and closed end funds. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

 Guaranteed and Structured Financial Products (G&SFP) Segment

  Offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 Investment Management Segment

  Offers a wide range of investment management products and services to investors covering a variety of private and publicly traded asset classes including fixed income, equity, mortgage loans, and real estate. This segment distributes its products through a combination of dedicated sales and marketing professionals, independent marketing specialists, and investment professionals.

 Corporate and Other Segment

  Primarily consists of the Company's international group insurance program, certain corporate operations, and businesses that are either disposed or in run-off. The international group insurance program consists of an international network of 46 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 50 countries and territories. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

  The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

  Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

  Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs, amounts credited to participating pension contractholder accounts and policyholder dividend obligation (the adjustment for net realized investment and other gains (losses) excludes gains and losses from mortgage securitizations and investments backing short-term funding agreements because management views the related gains and losses as an integral part of the core business of those operations); (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems, retail operations and mutual fund operations; (iv) the surplus tax on mutual life insurance companies which as a stock company is no longer applicable to the Company; (v) a fourth quarter 1999 charge for uncollectible reinsurance related to certain assumed reinsurance business; (vi) a fourth quarter 1999 charge for a group pension dividend resulting from demutualization related asset transfers and the formation of a corporate account; (vii) a charge for certain one time costs associated with the demutualization process; and (viii) cumulative effect of accounting changes.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income (in millions)



                                                              ASSET                 INVESTMENT  CORPORATE
2001                                            PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
----                                            ----------  ----------  ----------  ----------  ---------  --------------
REVENUES:
Segment revenues......................          $ 3,054.7   $ 1,155.0   $ 2,369.5   $  143.2    $  650.6     $ 7,373.0
Net realized investment and other
 gains (losses).......................              (98.1)      (54.8)     (121.1)      (0.2)       25.2        (249.0)
                                                ---------   ---------   ---------   --------    --------     ---------
Revenues..............................          $ 2,956.6   $ 1,100.2   $ 2,248.4   $  143.0    $  675.8     $ 7,124.0
                                                =========   =========   =========   ========    ========     =========
Net investment income.................          $ 1,258.5   $   498.5   $ 1,834.5   $   28.7    $   26.0     $ 3,646.2
NET INCOME:
Segment after-tax operating income....              284.3       148.3       238.0       29.8        55.4         755.8
Realized investment gains
 (losses), net........................              (62.2)      (34.7)      (77.0)      (0.2)       16.6        (157.5)
Class action lawsuit..................                 --          --          --         --       (19.5)        (19.5)
Restructuring charges.................               (4.4)      (17.6)       (1.2)      (0.9)       (1.3)        (25.4)
Surplus tax...........................                9.6         0.2         2.6        0.1         0.8          13.3
Cumulative effect of accounting
 changes, net of tax..................               11.7        (0.5)       (1.2)      (0.2)       (2.6)          7.2
                                                ---------   ---------   ---------   --------    --------     ---------
Net income............................          $   239.0   $    95.7   $   161.2   $   28.6    $   49.4     $   573.9
                                                =========   =========   =========   ========    ========     =========
SUPPLEMENTAL
 INFORMATION:
Inter-segment revenues................                 --          --          --   $   28.0    $  (28.0)           --
Equity in net income of investees
 accounted for by the equity method...          $    12.9   $     7.0   $    24.8        6.9         4.8     $    56.4
Amortization of deferred policy
 acquisition costs....................              171.3        75.0         2.4         --         0.3         249.0
Interest expense......................                0.9         1.9          --       12.4        43.8          59.0
Income tax expense....................              108.8        35.0        71.0       16.2       (30.3)        200.7
Segment assets........................           28,912.5    14,740.5    32,253.9    2,049.8     3,168.0      81,124.7

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                     ASSET              INVESTMENT  CORPORATE
2001                                   PROTECTION  GATHERING   G&SFP    MANAGEMENT  AND OTHER   CONSOLIDATED
----                                  -----------  ---------  --------  ----------  ---------  -------------
NET REALIZED INVESTMENT AND OTHER
 GAINS (LOSSES) DATA:
Net realized investment and other
 gains (losses).....................     (122.9)     (76.4)     (78.8)      3.0       25.2         (249.9)
Less amortization of deferred
 policy acquisition costs related
 to net realized investment and
 other gains (losses)...............        7.8       21.6         --        --         --           29.4
Less amounts credited to
 participating pension
 contractholder
 accounts...........................         --         --      (42.3)       --         --          (42.3)
Add amounts credited to the
 policyholder dividend obligation...       17.0         --         --        --         --           17.0
                                        -------     ------    -------     -----      -----        -------
Net realized investment and other
 gains (losses), net of related
 amortization of deferred policy
 acquisition costs, amounts
 credited to participating pension
 contractholders and amounts
 credited to the policyholder
 dividend obligation-per the
 consolidated financial statements..      (98.1)     (54.8)    (121.1)      3.0       25.2         (245.8)
Less net realized investment and
 other gains (losses) attributable
 to mortgage securitizations........         --         --         --      (3.2)        --           (3.2)
                                        -------     ------    -------     -----      -----        -------
Net realized investment and other
 gains (losses), net-pre-tax
 adjustment made to calculate
 segment operating income...........      (98.1)     (54.8)    (121.1)     (0.2)      25.2         (249.0)
Less income tax effect..............       35.9       20.1       44.1        --       (8.6)          91.5
                                        -------     ------    -------     -----      -----        -------
Net realized investment and other
 gains (losses), net-after-tax
 adjustment made to calculate
 segment operating income...........    $ (62.2)    $(34.7)   $ (77.0)    $(0.2)     $16.6        $(157.5)
                                        =======     ======    =======     =====      =====        =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                            ASSET                 INVESTMENT  CORPORATE
2000                                          PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
----                                          ----------  ----------  ----------  ----------  ---------  --------------
REVENUES:
Segment revenues.......................       $ 2,887.0   $ 1,195.9   $ 2,427.2    $  212.0   $  577.0     $ 7,299.1
Net realized investment and
 other gains (losses)..................           (24.4)       15.4       (64.7)        7.1      141.7          75.1
                                              ---------   ---------   ---------    --------   --------     ---------
Revenues...............................       $ 2,862.6   $ 1,211.3   $ 2,362.5    $  219.1   $  718.7     $ 7,374.2
                                              =========   =========   =========    ========   ========     =========
Net investment income..................       $ 1,196.3   $   445.8   $ 1,741.9    $   22.7   $  157.2     $ 3,563.9
NET INCOME:
Segment after-tax operating income.....           238.8       128.8       211.6        46.8       82.4         708.4
Realized investment gains
 (losses), net.........................           (18.2)       18.6       (40.5)        4.4       87.3          51.6
Restructuring charges..................            (6.7)       (1.4)       (2.6)         --       (1.3)        (12.0)
Surplus tax............................            20.8         0.6         6.5          --       18.1          46.0
Demutualization expenses...............             1.6         0.4         0.4          --        0.1           2.5
Other demutualization related costs....            (6.8)       (1.3)       (1.7)         --       (0.2)        (10.0)
Group pension dividend transfer........              --          --         5.7          --         --           5.7
                                              ---------   ---------   ---------    --------   --------     ---------
Net income.............................       $   229.5   $   145.7   $   179.4    $   51.2   $  186.4     $   792.2
                                              =========   =========   =========    ========   ========     =========
SUPPLEMENTAL INFORMATION:
Inter-segment revenues.................              --          --          --    $   39.1   $  (39.1)           --
Equity in net income of investees
 accounted for by the equity
 method................................       $     7.5   $     3.5   $    11.2        16.8      104.8     $   143.8
Amortization of deferred policy
 acquisition costs.....................           106.0        78.8         2.6          --       (0.3)        187.1
Interest expense.......................             2.9         3.5         1.0        12.1       43.1          62.6
Income tax expense.....................            82.0        57.9        78.3        35.2       55.5         308.9
Segment assets.........................        27,091.5    14,067.2    31,161.1     3,124.5    2,967.7      78,412.0

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                                      ASSET             INVESTMENT  CORPORATE
2000                                    PROTECTION  GATHERING   G&SFP   MANAGEMENT  AND OTHER   CONSOLIDATED
----                                    ----------  ---------  -------  ----------  ---------  --------------
NET REALIZED INVESTMENT AND
OTHER GAINS (LOSSES) DATA:
Net realized investment and other
 gains (losses) .......................     (23.2)      18.9      (57.8)     10.3       141.7         89.9
Less amortization of deferred policy
 acquisition costs related to net
 realized investment and other
 gains (losses) .......................      12.9       (3.5)        --        --          --          9.4
Less amounts credited to
 participating pension
 contractholder accounts ..............        --         --       (6.9)       --          --         (6.9)
Less amounts credited to
 policyholder dividend
 obligation ...........................     (14.1)        --         --        --          --        (14.1)
                                           ------      -----     ------     -----      ------       ------
Net realized investment and other
 gains (losses), net of related
 amortization of deferred policy
 acquisition costs, amounts
 credited to participating pension
 contractholders and amounts
 credited to the policyholder
 dividend obligation- per
 consolidated financial
 statements ...........................     (24.4)      15.4      (64.7)     10.3       141.7         78.3
Less net realized investment and
 other gains (losses) attributable
 to mortgage securitizations ..........        --         --         --      (3.2)         --         (3.2)
                                           ------      -----     ------     -----      ------       ------
Net realized investment and other
 gains (losses), net-pre-tax
 adjustment made to calculate
 segment operating income .............     (24.4)      15.4      (64.7)      7.1       141.7         75.1
Less income tax effect.................       6.2        3.2       24.2      (2.7)      (54.4)       (23.5)
                                           ------      -----     ------     -----      ------       ------
Net realized investment and other
 gains (losses), net-after-tax
 adjustment made to calculate
 segment operating income .............    $(18.2)     $18.6     $(40.5)    $ 4.4      $ 87.3       $ 51.6
                                           ======      =====     ======     =====      ======       ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                      ASSET                 INVESTMENT  CORPORATE
1999                    PROTECTION  GATHERING     G&SFP     MANAGEMENT  AND OTHER   CONSOLIDATED
----                    ----------  ----------  ----------  ----------  ---------  --------------
REVENUES:
Segment revenues....... $ 2,756.9   $ 1,057.3   $ 2,028.2   $  189.9    $  532.4     $ 6,564.7
Net realized investment
 and other gains
 (losses)..............     173.6       (11.0)       93.3        3.1       (61.7)        197.3
                        ---------   ---------   ---------   --------    --------     ---------
Revenues............... $ 2,930.5   $ 1,046.3   $ 2,121.5   $  193.0    $  470.7     $ 6,762.0
                        =========   =========   =========   ========    ========     =========
Net investment income.. $ 1,101.9   $   388.6   $ 1,681.3   $   45.9    $  121.2     $ 3,338.9
NET INCOME:
Segment after-tax
 operating income......     188.7       115.1       201.7       37.3        45.6         588.4
Realized investment
 gains (losses), net...     108.6        (6.9)       58.4        2.0       (45.6)        116.5
Class action lawsuit...        --          --          --         --       (91.1)        (91.1)
Restructuring charges..      (8.6)       (7.3)       (0.6)        --        (0.5)        (17.0)
Surplus tax............     (12.5)       (1.0)       (6.5)        --        (2.3)        (22.3)
Workers compensation
 reinsurance reserves..        --          --          --         --      (133.7)       (133.7)
Group pension dividend
 transfer..............        --          --      (205.8)        --          --        (205.8)
Demutualization
 expenses..............     (61.3)      (13.0)      (16.1)        --        (2.2)        (92.6)
Other demutualization
 related costs.........      (4.6)       (0.9)       (1.1)        --        (0.2)         (6.8)
Cumulative effect of
 accounting change.....        --        (9.6)         --       (0.1)         --          (9.7)
                        ---------   ---------   ---------   --------    --------     ---------
Net income............. $   210.3   $    76.4   $    30.0   $   39.2    $ (230.0)    $   125.9
                        =========   =========   =========   ========    ========     =========
SUPPLEMENTAL
 INFORMATION:
Inter-segment
 revenues..............        --          --          --   $   43.6    $  (43.6)           --
Equity in net income
 of investees accounted
for by the equity
 method................ $    46.2   $    (0.3)  $    14.3        3.5         1.4     $    65.1
Amortization of
 deferred policy
 acquisition costs.....      69.2        53.5         3.1         --        (0.8)        125.0
Interest expense.......       0.7         6.2          --        5.3        57.9          70.1
Income tax expense
 (credit)..............     138.9        52.6        (7.5)      26.5      (129.0)         81.5
Segment assets.........  25,372.1    14,297.2    30,370.5    3,531.4     2,488.7      76,059.9

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NET REALIZED INVESTMENT
 AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment
 and other gains (losses).........   228.4   (16.1)   97.4    6.6    (61.7)   254.6
Less amortization of
 deferred policy acquisition
 costs related to net
 realized investment and
 other gains (losses).............   (54.8)    5.1      --     --       --    (49.7)
Less amounts credited to
 participating pension
 contractholder
 accounts.........................      --      --   (35.3)    --       --    (35.3)
                                    ------  ------  ------  -----   ------   ------
Net realized investment
 and other gains (losses),
 net of related amortization of
 deferred policy acquisition costs
 and amounts credited to
 participating pension
 contractholders - per
 consolidated financial
 statements.......................   173.6   (11.0)   62.1    6.6    (61.7)   169.6
Less net realized
 investment and other gains (losses)
 attributable to mortgage
 securitizations and investments
 backing short-term funding
 agreements.......................      --      --    31.2   (3.5)      --     27.7
Less gain on sale of business.....      --      --      --     --    (33.0)   (33.0)
                                    ------  ------  ------  -----   ------   ------
Net realized investment
 and other gains (losses),
 net-pre-tax adjustment made to
 calculate segment operating
 income...........................   173.6   (11.0)   93.3    3.1    (94.7)   164.3
Less income tax effect............   (65.0)    4.1   (34.9)  (1.1)    49.1    (47.8)
                                    ------  ------  ------  -----   ------   ------
Net realized investment
 and other gains (losses),
 net-after-tax adjustment made to
 calculate segment operating
 income...........................  $108.6  $ (6.9) $ 58.4  $ 2.0   $(45.6)  $116.5
                                    ======  ======  ======  =====   ======   ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  The Company operates primarily in the United States and also in Indonesia. In addition, the international group insurance program consists of a network of 46 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 50 countries and territories. The following table summarizes selected financial information by geographic location for the year ended or at December 31:


                                                              INCOME BEFORE
                                                               INCOME TAXES
                                                              AND CUMULATIVE
                                               LONG-LIVED       EFFECT OF
LOCATION                     REVENUES  ASSETS    ASSETS     ACCOUNTING CHANGES
--------                     --------  ------  ----------  --------------------
                                              (IN MILLIONS)
2001
United States.............   $6,917.4  $533.8  $81,052.9         $  761.4
Foreign - other...........      206.6     0.6       71.8              6.0
                             --------  ------  ---------         --------
                             $7,124.0  $534.4  $81,124.7         $  767.4
                             ========  ======  =========         ========
2000
United States.............   $7,201.4  $419.6  $78,346.9         $1,093.4
Foreign - other...........      172.8     0.3       65.1              7.7
                             --------  ------  ---------         --------
                             $7,374.2  $419.9  $78,412.0         $1,101.1
                             ========  ======  =========         ========
1999
United States.............   $6,573.0  $440.0  $75,993.0         $  211.2
Foreign - other...........      189.0     0.4       66.9              5.9
                             --------  ------  ---------         --------
                             $6,762.0  $440.4  $76,059.9         $  217.1
                             ========  ======  =========         ========





  The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

NOTE 14.  FAIR VALUE OF FINANCIAL INSTRUMENTS

  The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

  The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

  Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 14.  FAIR VALUE OF FINANCIAL INSTRUMENTS

  The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

  The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

  The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying amounts for commercial paper and short-term borrowings approximate fair value.

  Fair values for the Company's guaranteed investment contracts and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

  The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

  The fair value for commitments approximates the amount of the initial commitment.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 14.  FAIR VALUE OF FINANCIAL INSTRUMENTS

  The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                                       DECEMBER 31
                                      ---------------------------------------------
                                              2001                   2000
                                      --------------------   ----------------------
                                      CARRYING     FAIR      CARRYING      FAIR
                                        VALUE      VALUE       VALUE       VALUE
                                      ---------  ----------  ----------  ----------
                                                      (IN MILLIONS)
ASSETS
Fixed maturities:
 Held-to-maturity...................  $ 1,923.5  $ 1,908.2   $14,145.1    $13,965.8
 Available-for-sale.................   36,072.1   36,072.1    15,925.4     15,925.4
Equity securities:
 Available-for-sale.................      562.3      562.3       846.1        846.1
 Trading securities.................        1.4        1.4         1.6          1.6
Mortgage loans on real estate.......    9,667.0   10,215.0     9,659.4     10,075.2
Policy loans........................    1,927.0    1,927.0       447.9        447.9
Short-term investments..............       78.6       78.6       174.9        174.9
Cash and cash equivalents...........    1,025.3    1,025.3     2,966.3      2,966.3
Derivatives:
Futures contracts, net..............         --         --       (14.8)       (14.8)
Interest rate swap agreements.......       24.9       24.9      (178.2)      (296.8)
Interest rate swap CMT..............        7.5        7.5          --           --
Interest rate cap agreements........        3.6        3.6         0.1          0.1
Interest rate floor agreements......       56.5       56.5          --           --
Interest rate swaption
 agreements.........................         --         --        (1.3)        (1.3)
Currency rate swap agreements.......      401.6      401.6        11.4         11.4
Equity collar agreements............       16.7       16.7        11.7         11.7
LIABILITIES:
Debt................................      743.3      758.8       779.3        771.5
Guaranteed investment contracts and
 funding agreements.................   16,142.7   15,947.0    14,333.9     13,953.8
Fixed rate deferred and
 immediate annuities................    6,212.2    6,123.3     5,195.2      5,101.3
Supplementary contracts
 without life contingencies.........       54.4       58.4        60.0         63.1
Derivatives:
Futures contracts, net..............        0.9        0.9         1.4          1.4
Interest rate swap agreements.......      420.3      420.3          --        114.3
Interest rate swap CMT..............         --         --          --         (5.2)
Interest rate cap agreements........         --         --         2.1          2.1
Interest rate floor agreements......         --         --        59.0         59.0
Interest rate swaption
 agreements.........................        1.3        1.3          --           --
Currency rate swap agreements.......      318.2      318.2          --       (473.0)
Equity collar agreements............       18.9       18.9          --           --
Commitments.........................         --   (1,241.3)         --     (1,694.2)

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15.  STOCK COMPENSATION PLANS

  On January 5, 2000, the Company, as sole shareholder of John Hancock Financial Services, Inc., approved and adopted the 1999 Long-Term Stock Incentive Plan (the Incentive Plan), which originally had been approved by the Board of Directors (the Board) of the Company on August 31, 1999. Under the Incentive Plan, which became effective on February 1, 2000, the effective date of the Plan of Reorganization of the Company, options of JHFS common stock granted may be either non-qualified options or incentive stock options qualifying under Section 422 of the Internal Revenue Code. The Incentive Plan objectives include attracting and retaining the best personnel, providing for additional performance incentives, and promoting the success of the Company by providing employees the opportunity to acquire JHFS' common stock. In 2001, JHFS' Board adopted and the shareholders approved the amended and restated 1999 Long-Term Stock Incentive Plan (as amended, the Long-Term Stock Incentive Plan) and the Non-Employee Directors Long-Term Stock Incentive Plan (the Directors' Plan, collectively, the Incentive Plans).

  The maximum number of shares of JHFS common stock available under the Long-Term Stock Incentive Plan is 40,741,403. Of these, no more than 8,148,281 shares shall be available for stock awards, and the maximum number of shares that may be granted as incentive stock options is 32,593,122 shares. The aggregate number of shares that may be covered by awards for any one participant over the period that the Long-Term Stock Incentive Plan is in effect shall not exceed 8,148,281 shares. Subject to these overall limits, there is no annual limit on the number of stock options or stock awards that may be granted in any one year.

  The maximum number of shares available in the Non-Employee Directors' Long-Term Stock Incentive Plan is 1,000,000 shares of common stock. Pursuant to the Non-Employee Directors' Long-Term Stock Incentive Plan, each director receives 50% of the annual retainer paid to eligible directors in the form of stock awards. If a director elects to have the remaining 50% of their retainer invested in shares of the JHFS' common stock through purchases on the open market, JHFS grants a partial matching stock award, which is forfeitable within three years prior to a change of control if his/her service as a director terminates (other than for death, disability or retirement). In addition, on shareholder approval of the Non-Employee Directors' Long-Term Stock Incentive Plan, each director received a non-qualified stock option award of 15,000 shares and annually thereafter will receive non-qualified stock option awards for 5,000 shares (except that each new director shall receive an option exercisable for 15,000 shares and will not be eligible for an annual grant in the same year.)

  The Incentive Plans have options exercisable at the dates listed in the table below. JHFS granted 11.0 million options to the Company's employees during the year ended December 31, 2001. Options outstanding under the Long-Term Stock Incentive Plan were granted at a price equal to the fair market value of the stock on the date of grant, vest over a two-year period, and expire five years after the grant date. Options outstanding under the Non-Employee Director's Long Term Stock Incentive Plan were granted at a price equal to the fair market value of the stock on the date of grant, vest immediately, and expire five years after grant date.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15.  STOCK COMPENSATION PLANS

  The status of JHFS stock options held by the Company's employees under the Long-Term Stock Incentive Plan and by Directors of the Company under the Non-Employee Directors' Long-Term Stock Incentive Plan are summarized below as of December 31:


                                          WEIGHTED-
                                           AVERAGE        SHARES SUBJECT       WEIGHTED-
                           NUMBER OF    EXERCISE PRICE   TO EXERCISABLE     AVERAGE EXERCISE
                           OPTIONS        PER OPTION         OPTIONS        PRICE PER OPTION
                        --------------  --------------  -----------------  ------------------
                        (IN THOUSANDS)                   (IN THOUSANDS)
Outstanding at
 February 1, 2000                --             --
 Granted                    4,165.0         $14.06
 Exercised                      0.2          13.94
 Canceled                     275.8          13.94
                           --------         ------
Outstanding at
 December 31, 2000          3,889.0         $14.07
                           ========         ======
 Granted                   10,992.1          35.96
 Exercised                    746.3          14.05
 Canceled                     984.8          29.61
                           --------         ------           -------             ------
Outstanding at
 December 31, 2001         13,150.0         $31.21           2,270.5             $26.03
                           ========         ======           =======             ======



  The Company accounts for stock-based compensation using the intrinsic value method prescribed by APB Opinion No. 25, under which no compensation cost for stock options is recognized for stock option awards granted at or above fair market value, with the exception of the Signator Stock Option Program. Had compensation expense for the remaining Company's stock-based compensation plans been determined based upon fair values at the grant dates for awards under the plan in accordance with SFAS No. 123, the Company's net earnings would have been reduced to the pro forma amounts indicated below. Additional stock option awards are anticipated in future years. The effects of applying SFAS No. 123 on proforma disclosures of net income indicated below are not likely to be representative of the pro-forma effects on net income in future years for the following reasons: 1) the number of future shares to be issued under these plans is not known, 2) the effect of an additional year of vesting options granted in prior years is not considered in the assumptions and 3) the assumptions used to determine the fair value can vary significantly.

  The Black-Scholes option valuation model was developed for use in estimating fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require input of highly subjective assumptions including the expected stock price volatility. Because the JHFS stock options granted to the employees of the Company have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of the employee stock options.

  The estimated weighted-average fair value per share using the Black-Scholes option valuation model is $9.24 and $3.66, respectively, for the years ending December 31, 2001 and 2000, using the following assumptions:

                              2001                   2000
                      --------------------  --------------------
Expected term               3-5 years              2 -5 years
Risk free rate (1)          4.6%-6.0%              4.8%-5.6%
Dividend yield                 1.0%                   1.8%
Expected volatility           32.0 %                 24.0 %


(1) Dependent on grant date.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15.  STOCK COMPENSATION PLANS

  For the purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows:


                                                YEAR ENDED           FOR THE PERIOD
                           YEAR ENDED        DECEMBER 31, 2000     FEBRUARY 1 THROUGH
                        DECEMBER 31, 2001  PRO FORMA (UNAUDITED)   DECEMBER 31, 2000
                        -----------------  ---------------------  --------------------
                                               (IN MILLIONS)
Net income:
 As reported                 $573.9               $792.2                 $750.3
 Pro forma (unaudited)        540.6                790.0                  748.8




  The following table summarizes information about JHFS' stock options held by the Company's employees, outstanding at December 31, 2001:


                 NUMBER OF     WEIGHTED-AVERAGE                      NUMBER OF
  RANGE OF        OPTIONS         REMAINING      WEIGHTED-AVERAGE   EXERCISABLE       WEIGHTED-AVERAGE
   EXERCISE     OUTSTANDING    CONTRACTUAL LIFE   EXERCISE PRICE     OPTIONS AT      EXERCISE PRICE PER
    PRICE       AT 12/31/01        (YEARS)          PER OPTION        12/31/01       EXERCISABLE OPTION
-------------  --------------  ----------------  ----------------  --------------  ----------------------
               (IN THOUSANDS)                                      (IN THOUSANDS)
$12.29-$16.39      2,849.3           3.2              $13.94          1,013.9              $13.94
$20.49-$24.58         35.2           3.6               23.59             16.6               23.59
$32.78-$36.88      9,240.0           4.1               35.55          1,045.0               35.53
$36.88-$40.98      1,025.5           4.4               39.31            195.0               38.18
                  --------           ---              ------          -------              ------
                  13,150.0           3.9              $30.92          2,270.5              $26.03
                  ========           ===              ======          =======              ======




  In February 2001, JHFS implemented the Signator Stock Options Grant Program, under the Long-Term Stock Incentive Plan. The program granted 339,307 stock options to non-employee general agents (agents) at the market price of $35.53 per share. The stock options vest over a two-year period, subject to continued participation in the JHFS sales program and attainment of established, individual sales goals. After one year of vesting, an agent is allowed to exercise 50% of the stock options granted. The Company amortizes compensation expense for the grant over a 24-month period commencing on grant date at a fair value of $9.24 per option determined by the Black-Scholes option valuation model. Total expense recognized for the year ended December 31, 2001, is $1.3 million. The total grant date fair value of the stock options granted under the program from January 1, 2001 through December 31, 2001, is $3.1 million. During 2001, 4,737 stock options were forfeited with a total grant date price of $0.01 million. The outstanding option balance in the Signator Grant Program is 334,570 at December 31, 2001.

  On March 13, 2000, JHFS granted 281,084 shares of non-vested stock to key Company personnel at a weighted- average grant price of $14.34 per share. These grants of non-vested stock are forfeitable and vest at three or five years of service within the Company. The Company recognizes compensation expense immediately, as the grants are based on historical compensation. The total grant-date price of the non-vested stock granted from January 1, 2000 through December 31, 2000 is $4.0 million. During 2001 and 2000, 12,142 and 50,837 shares of this non-vested stock were forfeited with a total grant date price of $0.2 million and $0.7 million, respectively. The outstanding share balance in the 2000 plan is 218,105 as of December 31, 2001.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

NOTE 15.  STOCK COMPENSATION PLANS

  On February 12, March 12 and March 15, 2001, JHFS granted an aggregate 265,391 total shares of non-vested stock to key Company personnel. The program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $37.22 per share. These grants of non-vested stock are forfeitable and vest at three years of service within the Company. The Company recognizes compensation expense immediately, as the grants are based on historical compensation. The total grant-date price of the non-vested stock granted from January 1, 2001 through December 31, 2001 is $9.9 million. During 2001, 16,414 shares of non-vested stock were forfeited with a total grant-date price of $0.6 million. The outstanding share balance in the 2001 plan is 248,977.

  During 2001, JHFS granted 72,749 shares of non-vested stock to Company executive officers at a weighted-average grant price of $35.72 per share. These grants of non-vested stock are forfeitable and vest at three or five years of
service within the Company.   The Company amortizes compensation expense for the
grant over the vesting period. Total amortization for the period ending December 31, 2001, is $0.3 million. The total grant-date price of the non-vested stock granted from January 1, 2001 through December 31, 2001, is $2.6 million. During 2001, 14,000 shares of non-vested stock were forfeited with a total grant-date exercise price of $0.5 million. The outstanding share balance in the Executive Restricted Stock Compensation Plan is 58,749 at December 31, 2001.

  In 2001, JHFS issued 3,129 shares to Non-Employee Directors as payment of 50% of their quarterly retainer. These shares are not forfeitable and vest immediately. The total grant-date price of this stock issued to the Company's non-employee directors from January 1, 2001 through December 31, 2001 is $0.1 million. In addition, in July 2001, the Company implemented a plan that would allow directors, at their discretion, to invest one half of their quarterly retainer in JHFS' common stock in lieu of receiving cash. JHFS will match any investment at a rate of 50%. The restricted stock given as matching shares, is forfeitable and vests over three years, thus amortizes the balance to director compensation expense over the vesting period. At December 31, 2001, 256 shares were matched under the program at a weighted-average grant price per share of $39.07. Total amortization expense recognized for the period ending December 31, 2001 is $0.01 million. There were no forfeitures through December 31, 2001.

  On January 9, 2002, the Compensation Committee of JHFS' Board of Directors approved stock and stock option grants to the Policy Committee and certain key employees of the Company. The equity grants were made in compliance with the terms of the Long-Term Stock Incentive Plan. A total of 550.0 thousand shares of non-vested stock was granted, with a total grant date price of $22.9 million. A total of 6.2 million options were granted, with a grant date fair value of $12.57 per option as determined by the Black-Scholes option valuation model.

  On February 5, 2002, the Compensation Committee of JHFS' Board of Directors approved stock grants to executive officers and approved stock and stock option
grants to certain key employees and agents of the Company.   A total of 87.4
thousand shares of non-vested stock was issued by the Company to executive officers for cash totaling $3.3 million or $38.22 per share. A total of 154.6 thousand shares of non-vested stock was granted to certain key personnel, with a total grant price of $5.9 million. This program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $38.22 per share. A total of 602.0 thousand options were granted, with a grant date price of $11.34 per option as determined by the Black-Scholes option valuation model.

  Stock Ownership Loan Program

  In January 2000, JHFS adopted a loan program whereby JHFS may extend credit to key Company executives to purchase JHFS stock in order for them to meet mandatory stock ownership requirements. These full recourse loans bear interest at variable rates and principal and interest are payable no later than the death of the executive, termination of employment or five years. As of December 31, 2001 and 2000, these amounts loaned by JHFS to Company executives were $2.9 million and $3.6 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     SCHEDULE I -- SUMMARY OF INVESTMENTS -
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                            AS OF DECEMBER 31, 2001
                                 (IN MILLIONS)


                  COLUMN A                COLUMN B   COLUMN C        COLUMN D

                                                                   AMOUNT AT
                                                                  WHICH SHOWN
                                                                    IN THE
                                                                 CONSOLIDATED
TYPE OF INVESTMENT                        COST (2)     VALUE     BALANCE SHEET
------------------                        ---------  ---------  ---------------
FIXED MATURITY SECURITIES,
 AVAILABLE-FOR-SALE:
Bonds:
United States government and government
 agencies and authorities...............  $   332.7  $   330.1     $   330.1
States, municipalities and political
 subdivisions...........................      202.6      206.9         206.9
Foreign governments.....................      457.0      497.8         497.8
Public utilities........................    3,178.5    3,198.0       3,198.0
Convertibles and bonds with warrants
 attached...............................      496.7      503.5         503.5
All other corporate bonds...............   30,405.2   30,644.0      30,644.0
Certificates of deposits................         --         --            --
Redeemable preferred stock..............      705.3      691.8         691.8
                                          ---------  ---------     ---------
Total fixed maturity securities,
 available-for-sale.....................  $35,778.0  $36,072.1     $36,072.1
                                          =========  =========     =========
EQUITY SECURITIES, AVAILABLE-FOR-SALE:
Common stocks:
Public utilities........................         --         --            --
Banks, trust and insurance companies....         --         --            --
Industrial, miscellaneous and all other.  $   307.2  $   433.7     $   433.7
Non-redeemable preferred stock..........      125.9      128.6         128.6
                                          ---------  ---------     ---------
Total equity securities,
 available-for-sale.....................  $   433.1  $   562.3     $   562.3
                                          =========  =========     =========
FIXED MATURITY SECURITIES,
 HELD-TO-MATURITY:
Bonds
United States government and government
 agencies and authorities...............  $    25.8  $    27.2     $    25.8
States, municipalities and political
 subdivisions...........................      509.8      499.6         509.8
Foreign governments.....................         --         --            --
Public utilities........................      140.2      140.1         140.2
Convertibles and bonds with warrants
 attached...............................         --         --            --
All other corporate bonds...............    1,169.1    1,164.4       1,169.1
Certificates of deposits................       78.6       76.9          78.6
Redeemable preferred stock..............         --         --            --
                                          ---------  ---------     ---------
Total fixed maturity securities,
 held-to-maturity.......................  $ 1,923.5  $ 1,908.2     $ 1,923.5
                                          =========  =========     =========

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                     SCHEDULE I -- SUMMARY OF INVESTMENTS -
             OTHER THAN INVESTMENTS IN RELATED PARTIES (CONTINUED)
                            AS OF DECEMBER 31, 2001
                                 (IN MILLIONS)


                  COLUMN A                     COLUMN B   COLUMN C        COLUMN D

                                                                        AMOUNT AT
                                                                       WHICH SHOWN
                                                                         IN THE
                                                                      CONSOLIDATED
TYPE OF INVESTMENT                             COST (2)     VALUE     BALANCE SHEET
------------------                             ---------  ---------  ---------------
EQUITY SECURITIES, TRADING:
Common stocks:
Public utilities............................          --         --            --
Banks, trust and insurance companies........          --         --            --
Industrial, miscellaneous and all other.....   $     2.7  $     1.4     $     1.4
Non-redeemable preferred stock..............          --         --            --
                                               ---------  ---------     ---------
Total equity securities, trading............         2.7        1.4           1.4
                                               ---------  ---------     ---------
Mortgage loans on real estate, net (1)......     9,779.8       XXXX       9,667.0
REAL ESTATE, NET:
Investment properties (1)...................       290.0       XXXX         253.3
Acquired in satisfaction of debt (1)........       174.0       XXXX         127.1
Policy loans................................     1,927.0       XXXX       1,927.0
Other long-term investments (2).............     1,676.9       XXXX       1,676.9
Short-term investments......................        78.6       XXXX          78.6
                                               ---------  ---------     ---------
Total investments...........................   $52,060.5  $38,544.0     $52,289.2
                                               =========  =========     =========



(1) Difference between Column B and Column D is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation. See Note 3 to the audited consolidated financial statements.

(2) Difference between Column B and Column C is primarily due to operating gains (losses) of investments in limited partnerships.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
  AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR EACH OF THE YEARS THEN ENDED
                                 (IN MILLIONS)


       COLUMN A          COLUMN B    COLUMN C     COLUMN D    COLUMN E   COLUMN F

                                      FUTURE                   OTHER
                                      POLICY                   POLICY
                                     BENEFITS,                 CLAIMS
                         DEFERRED     LOSSES,                   AND
                          POLICY      CLAIMS                  BENEFITS
                        ACQUISITION  AND LOSS     UNEARNED    PAYABLE    PREMIUM
SEGMENT                    COSTS     EXPENSES   PREMIUMS (1)    (1)      REVENUE
-------                 -----------  ---------  ------------  --------  ----------
2001:
Protection.............  $2,557.1    $18,369.2    $280.4      $102.0     $1,363.8
Asset Gathering........     616.2      6,689.4        --         0.1         74.8
Guaranteed &
 Structured
 Financial Products....       8.8     24,375.1      65.7         4.9        483.3
Investment Management..        --           --        --          --           --
Corporate & Other......       4.2      1,284.4      (0.1)       96.8        430.0
                         --------    ---------    ------      ------     --------
Total..................  $3,186.3    $50,718.1    $346.0      $203.8     $2,351.9
                         ========    =========    ======      ======     ========
2000:
Protection.............  $2,455.7    $16,671.2    $262.6      $ 89.9     $1,295.5
Asset Gathering........     558.2      5,619.9        --        (4.5)        63.4
Guaranteed &
 Structured
 Financial Products....       8.5     21,944.2      60.4         0.7        620.3
Investment Management..        --           --        --          --           --
Corporate & Other......       4.7      1,488.3       0.1       170.3        411.5
                         --------    ---------    ------      ------     --------
Total..................  $3,027.1    $45,723.6    $323.1      $256.4     $2,390.7
                         ========    =========    ======      ======     ========
1999:
Protection.............  $2,291.6    $15,035.0    $217.4      $112.1     $1,291.0
Asset Gathering........     521.5      5,166.8        --         0.2         17.2
Guaranteed &
 Structured
 Financial Products....       8.4     20,310.4      56.1         0.5        298.2
Investment Management..        --           --        --          --           --
Corporate & Other......       4.8      1,882.4       0.1       171.5        415.0
                         --------    ---------    ------      ------     --------
Total..................  $2,826.3    $42,394.6    $273.6      $284.3     $2,021.4
                         ========    =========    ======      ======     ========



The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR EACH OF THE YEARS THEN ENDED
                                 (IN MILLIONS)


       COLUMN A          COLUMN B    COLUMN C          COLUMN D         COLUMN E

                                                     AMORTIZATION
                                                     OF DEFERRED
                                                        POLICY
                                                     ACQUISITION
                                     BENEFITS,     COSTS EXCLUDING
                                      CLAIMS,     AMOUNTS RELATED TO
                           NET      LOSSES, AND      NET REALIZED         OTHER
                        INVESTMENT  SETTLEMENT   INVESTMENT AND OTHER   OPERATING
SEGMENT                   INCOME     EXPENSES       GAINS (LOSSES)      EXPENSES
-------                 ----------  -----------  --------------------  -----------
2001:
Protection.............  $1,258.5    $1,603.3          $171.3           $  346.0
Asset Gathering........     498.5       441.6            75.0              452.4
Guaranteed & Structured
 Financial Products....   1,834.5     1,869.2             2.4              107.0
Investment Management..      28.7          --              --               97.9
Corporate & Other......      26.0       414.0             0.3              224.5
                         --------    --------          ------           --------
Total..................  $3,646.2    $4,328.1          $249.0           $1,227.8
                         ========    ========          ======           ========
2000:
Protection.............  $1,196.3    $1,550.1          $106.0           $  405.2
Asset Gathering........     445.8       371.3            78.8              557.2
Guaranteed & Structured
 Financial Products....   1,741.9     1,963.4             2.6              108.8
Investment Management..      22.7          --              --              132.7
Corporate & Other......     157.2       362.6            (0.3)              84.9
                         --------    --------          ------           --------
Total..................  $3,563.9    $4,247.4          $187.1           $1,288.8
                         ========    ========          ======           ========
1999:
Protection.............  $1,101.9    $1,595.0          $ 69.2           $  401.2
Asset Gathering........     388.6       299.3            53.5              542.1
Guaranteed & Structured
 Financial Products....   1,681.3     1,959.9             3.1               94.5
Investment Management..      45.9          --              --              127.2
Corporate & Other......     121.2       731.2            (0.8)              86.0
                         --------    --------          ------           --------
Total..................  $3,338.9    $4,585.4          $125.0           $1,251.0
                         ========    ========          ======           ========


(1) Unearned premiums and other policy claims and benefits payable are included in Column C amounts.

(2) Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change by segment if different methods were applied.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                           SCHEDULE IV - REINSURANCE
  AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR EACH OF THE YEARS THEN ENDED:
                                 (IN MILLIONS)


                                                 ASSUMED                PERCENTAGE
                                     CEDED TO     FROM                   OF AMOUNT
                          GROSS       OTHER       OTHER       NET       ASSUMED TO
                          AMOUNT    COMPANIES   COMPANIES    AMOUNT         NET
                        ----------  ----------  ---------  ----------  -------------
2001:
Life insurance in
 force                  $282,557.8  $107,601.2  $27,940.6  $202,897.2      13.8%
                        ==========  ==========  =========  ==========
PREMIUMS:
Life insurance........     2,551.6       787.6      233.2     1,997.2      11.7%
Accident and health
 Insurance............       529.1       368.9      194.5       354.7      54.8%
P&C...................          --          --         --          --       0.0%
                        ----------  ----------  ---------  ----------
  Total...............  $  3,080.7  $  1,156.5  $   427.7  $  2,351.9      18.2%
                        ==========  ==========  =========  ==========

2000:
Life insurance in
 force................  $245,171.2  $ 49,119.2  $27,489.1  $223,541.0      12.3%
                        ==========  ==========  =========  ==========
PREMIUMS:
Life insurance........     2,369.9       313.7      279.0     2,335.2      11.9%
Accident and health
 Insurance............       810.4       941.3      186.4        55.5     335.9%
P&C...................          --          --         --          --       0.0%
                        ----------  ----------  ---------  ----------
  Total...............  $  3,180.3  $  1,255.0  $   465.4  $  2,390.7      19.5%
                        ==========  ==========  =========  ==========
1999:
Life insurance in
 force................  $283,946.1  $ 43,244.4  $29,214.6  $269,916.3      10.8%
                        ==========  ==========  =========  ==========
PREMIUMS:
Life insurance........     2,074.5       408.1      139.4     1,806.1       7.7%
Accident and health
 Insurance............       863.8       820.4      171.6       215.0      79.8%
P&C...................          --          --        0.3         0.3     100.0%
                        ----------  ----------  ---------  ----------
  Total...............  $  2,938.3  $  1,228.5  $   311.3  $  2,021.4      15.4%
                        ==========  ==========  =========  ==========


Note: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and the universal life insurance products.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                         REPORT OF INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account UV
 of John Hancock Life Insurance Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account UV (the Account) (comprising of, respectively, the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets (formerly Emerging Markets Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Value, Fidelity VIP Growth, Fidelity VIP II Contrafund, MFS New Discovery Series, V.A. Strategic Income, Health Sciences, International Equity, Large/Mid Cap Value, Small Cap Value (formerly Small/Mid Cap Value), AIM V.I. Growth Series, MFS Research Series, and Templeton International Subaccounts) as of December 31, 2001, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account UV at December 31, 2001, the results of their operations for the year then ended, and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 8, 2002

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2001

                                            LARGE CAP                INTERNATIONAL
                                             GROWTH     ACTIVE BOND  EQUITY INDEX
                                           SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                           -----------  -----------  -------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust
  I, at value..........................    $40,778,508  $ 97,207,604  $ 5,224,610
Policy loans and accrued interest
 receivable............................      2,816,552    11,610,304      429,026
Receivable from portfolio/JHLICO.......        112,189        70,028        2,647
                                           -----------  ------------  -----------
Total assets...........................     43,707,249   108,887,936    5,656,283
LIABILITIES
Payable to portfolio/JHLICO............        110,064        65,739        2,377
Asset charges payable..................          2,125         4,289          269
                                           -----------  ------------  -----------
Total liabilities......................        112,189        70,028        2,646
                                           -----------  ------------  -----------
                                           $43,595,060  $108,817,908  $ 5,653,637
                                           -----------  ------------  -----------
NET ASSETS:
 Accumulation units....................    $43,595,060  $108,817,908  $ 5,653,637
                                           -----------  ------------  -----------
  Total net assets.....................    $43,595,060  $108,817,908  $ 5,653,637
                                           -----------  ------------  -----------
  Units outstanding....................        627,315     1,941,434      221,470
                                           -----------  ------------  -----------
  Unit value (accumulation)............    $     69.49  $      56.05  $     25.53
                                           ===========  ============  ===========


                                            SMALL CAP      GLOBAL       MID CAP
                                             GROWTH      BALANCED      GROWTH
                                           SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                           ----------   ----------   ------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I,
  at value.............................
Policy loans and accrued interest          $ 4,876,292  $  3,248,070  $17,593,663
 receivable............................
Receivable from portfolio/JHLICO.......             --            --           --
                                                34,125           160       64,808
Total assets...........................    -----------  ------------  -----------
LIABILITIES                                  4,910,417     3,248,230   17,658,471
Payable to portfolio/JHLICO............
Asset charges payable..................         33,891            --       63,946
                                                   234           160          862
Total liabilities......................    -----------  ------------  -----------
                                                34,125           160       64,808
                                           -----------  ------------  -----------
                                           $ 4,876,292  $  3,248,070  $17,593,663
NET ASSETS:                                -----------  ------------  -----------
 Accumulation units....................
                                           $ 4,876,292  $  3,248,070  $17,593,663
  Total net assets.....................    -----------  ------------  -----------
                                           $ 4,876,292  $  3,248,070  $17,593,663
  Units outstanding....................    -----------  ------------  -----------
                                               329,623       290,809    1,234,358
  Unit value (accumulation)............    -----------  ------------  -----------
                                           $     14.79  $      11.17  $     14.25
                                           ===========  ============  ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2001

                                       LARGE CAP      MONEY      SMALL/MID CAP
                                         VALUE       MARKET         GROWTH
                                      SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                      ----------   ----------     ----------
ASSETS
Investment in shares of portfolios
 of:
 John Hancock Variable Series Trust
  I, at value ......................  $23,397,684  $20,091,408    $8,467,406
Policy loans and accrued interest
 receivable ........................           --    2,238,941            --
Receivable from portfolio/JHLICO ...       98,670      217,372         3,185
                                      -----------  -----------    ----------
Total assets .......................   23,496,354   22,547,721     8,470,591
LIABILITIES
Payable to portfolio/JHLICO ........       97,521      218,321         2,768
Asset charges payable ..............        1,149          336           417
                                      -----------  -----------    ----------
Total liabilities ..................       98,670      218,657         3,185
                                      -----------  -----------    ----------
                                      $23,397,684  $22,329,064    $8,467,406
                                      -----------  -----------    ----------
NET ASSETS:
 Accumulation units ................  $23,397,684  $22,329,064    $8,467,406
                                      -----------  -----------    ----------
  Total net assets .................  $23,397,684  $22,329,064    $8,467,406
                                      -----------  -----------    ----------
  Units outstanding ................    1,282,001      683,765       388,270
                                      -----------  -----------    ----------
  Unit value (accumulation) ........  $     18.25  $     32.66    $    21.81
                                      ===========  ===========    ==========




                                      REAL ESTATE    GROWTH &
                                        EQUITY        INCOME         MANAGED
                                      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                      ----------    ----------     -----------
ASSETS
Investment in shares of portfolios
 of:
 John Hancock Variable Series Trust
  I, at value ......................   $5,525,379   $197,711,222   $ 94,814,008
Policy loans and accrued interest
 receivable ........................     375,743     32,585,795     13,948,330
Receivable from portfolio/JHLICO ...      41,181        125,660         25,333
                                      ----------   ------------   ------------
Total assets .......................   5,942,303    230,422,677    108,787,671
LIABILITIES
Payable to portfolio/JHLICO ........      40,902        117,099         20,850
Asset charges payable ..............         276          8,561          5,168
                                      ----------   ------------   ------------
Total liabilities ..................      41,178        125,660         26,018
                                      ----------   ------------   ------------
                                      $5,901,125   $230,297,017   $108,761,653
                                      ----------   ------------   ------------
NET ASSETS:
 Accumulation units ................  $5,901,125   $230,297,017   $108,761,653
                                      ----------   ------------   ------------
  Total net assets .................  $5,901,125   $230,297,017   $108,761,653
                                      ----------   ------------   ------------
  Units outstanding ................     132,974      1,818,448      1,272,533
                                      ----------   ------------   ------------
  Unit value (accumulation).........  $    44.38   $     126.64   $      85.47
                                      ==========   ============   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2001


                                        SHORT-TERM  SMALL CAP    INTERNATIONAL
                                           BOND       EQUITY     OPPORTUNITIES
                                        SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                        ----------  ----------   -------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I,
  at value ...........................  $1,054,613  $4,641,466    $11,919,734
Policy loans and accrued interest
 receivable ..........................          --          --             --
Receivable from portfolio/JHLICO .....       2,603      39,222         24,763
                                        ----------  ----------    -----------
Total assets .........................   1,057,216   4,680,688     11,944,497
LIABILITIES
Payable to portfolio/JHLICO ..........       2,553      39,008         24,187
Asset charges payable ................          50         215            576
                                        ----------  ----------    -----------
Total liabilities ....................       2,603      39,223         24,763
                                        ----------  ----------    -----------
                                        $1,054,613  $4,641,465    $11,919,734
                                        ----------  ----------    -----------
NET ASSETS:
 Accumulation units ..................  $1,054,613  $4,641,465    $11,919,734
                                        ----------  ----------    -----------
  Total net assets ...................  $1,054,613  $4,641,465    $11,919,734
                                        ----------  ----------    -----------
  Units outstanding ..................      70,417     436,086      1,103,525
                                        ----------  ----------    -----------
  Unit value (accumulation) ..........  $    14.98  $    10.64    $     10.80
                                        ==========  ==========    ===========


                                                                    EMERGING
                                        EQUITY INDEX  GLOBAL BOND    MARKETS
                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                        ------------  -----------  ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I,
  at value ...........................  $51,694,821    $797,319      $893,036
Policy loans and accrued interest
 receivable ..........................           --          --            --
Receivable from portfolio/JHLICO .....       53,474         230         8,020
                                        -----------    --------      --------
Total assets .........................   51,748,295     797,549       901,056
LIABILITIES
Payable to portfolio/JHLICO ..........       50,918         194         7,978
Asset charges payable ................        2,555          36            43
                                        -----------    --------      --------
Total liabilities ....................       53,473         230         8,021
                                        -----------    --------      --------
                                        $51,694,822    $797,319      $893,035
                                        -----------    --------      --------
NET ASSETS:
 Accumulation units ..................  $51,694,822    $797,319      $893,035
                                        -----------    --------      --------
  Total net assets ...................  $51,694,822    $797,319      $893,035
                                        -----------    --------      --------
  Units outstanding ..................    2,838,268      60,288       122,482
                                        -----------    --------      --------
  Unit value (accumulation) ..........  $     18.21    $  13.23      $   7.29
                                        ===========    ========      ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2001


                                                      SMALL/MID CAP   HIGH YIELD
                                          BOND INDEX      CORE           BOND
                                          SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                          ----------   -----------    ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I,
  at value .............................  $5,365,289   $   505,368     $980,405
Receivable from portfolio / JHLICO .....       2,746         7,956        3,357
                                          ----------   -----------     --------
Total assets ...........................   5,368,035       513,324      983,762
LIABILITIES
Payable to portfolio / JHLICO ..........       2,483         7,931        3,310
Asset charges payable ..................         263            25           46
                                          ----------   -----------     --------
Total liabilities ......................       2,746         7,956        3,356
                                          ----------   -----------     --------
                                          $5,365,289   $   505,368     $980,406
                                          ----------   -----------     --------
NET ASSETS:
 Accumulation units ....................  $5,365,289   $   505,368     $980,406
                                          ----------   -----------     --------
  Total net assets .....................  $5,365,289   $   505,368     $980,406
                                          ----------   -----------     --------
  Units outstanding ....................     435,798        45,196      107,798
                                          ----------   -----------     --------
  Unit value (accumulation) ............  $    12.31   $     11.18     $   9.09
                                          ==========   ===========     ========

                                                        BRANDES       FRONTIER
                                       TURNER CORE   INTERNATIONAL    CAPITAL
                                         GROWTH         EQUITY      APPRECIATION
                                       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                       -----------    ----------     ----------
ASSETS
Investment in shares of portfolios
 of:
 Outside Trust, at value .............  $362,393      $1,127,660      $459,976
Receivable from portfolio / JHLICO ...        10              29            15
                                        --------      ----------      --------
Total assets .........................   362,403       1,127,689       459,991
LIABILITIES
Payable to portfolio / JHLICO ........        --              --            --
Asset charges payable ................        11              29            15
                                        --------      ----------      --------
Total liabilities ....................        11              29            15
                                        --------      ----------      --------
                                        $362,392      $1,127,660      $459,976
                                        --------      ----------      --------
NET ASSETS:
 Accumulation units ..................  $362,392      $1,127,660      $459,976
                                        --------      ----------      --------
  Total net assets ...................  $362,392      $1,127,660      $459,976
                                        --------      ----------      --------
  Units outstanding ..................    21,047          71,396        21,343
                                        --------      ----------      --------
  Unit value (accumulation) ..........  $  17.22      $    15.79      $  21.55
                                        ========      ==========      ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2001

                                                                               CLIFTON    LARGE CAP
                                                                              ENHANCED   AGGRESSIVE   FUNDAMENTAL
                                                                              US EQUITY     GROWTH       GROWTH
                                                                              SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                                              ----------  ----------  -------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ............................    $    --      $1,524       $10,796
 Outside Trust, at value ...................................................     28,059          --            --
Receivable from portfolio / JHLICO .........................................          1          --             1
                                                                                -------      ------       -------
Total assets ...............................................................     28,060       1,524        10,797
LIABILITIES
Payable to portfolio / JHLICO ..............................................         --          --            --
Asset charges payable ......................................................          1          --             1
                                                                                -------      ------       -------
Total liabilities ..........................................................          1          --             1
                                                                                -------      ------       -------
                                                                                $28,059      $1,524       $10,796
                                                                                -------      ------       -------
NET ASSETS:
 Accumulation units ........................................................    $28,059      $1,524       $10,796
                                                                                -------      ------       -------
  Total net assets .........................................................    $28,059      $1,524       $10,796
                                                                                -------      ------       -------
  Units outstanding ........................................................      2,738         221         1,558
                                                                                -------      ------       -------
  Unit value (accumulation) ................................................    $ 10.25      $ 6.90       $  6.93
                                                                                =======      ======       =======

                                                                                           FIDELITY VIP  FIDELITY VIP II
                                                                           AIM V.I. VALUE     GROWTH        CONTRAFUND
                                                                             SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                                           --------------  ------------  ---------------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value ...................................................    $12,416      $  671       $12,123
Receivable from portfolio / JHLICO .........................................          1          --             1
                                                                                -------      ------       -------
Total assets ...............................................................     12,417         671        12,124
LIABILITIES
Payable to portfolio / JHLICO ..............................................         --          --            --
Asset charges payable ......................................................         --          --            --
Total liabilities ..........................................................          1          --             1
                                                                                -------      ------       -------
                                                                                $12,416      $  671       $12,123
                                                                                -------      ------       -------
NET ASSETS:
 Accumulation units ........................................................    $12,416      $  671       $12,123
                                                                                -------      ------       -------
  Total net assets .........................................................    $12,416      $  671       $12,123
                                                                                -------      ------       -------
  Units outstanding ........................................................      1,695          91         1,443
                                                                                -------      ------       -------
  Unit value (accumulation) ................................................    $  7.33      $ 7.37       $  8.40
                                                                                =======      ======       =======

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2001

                                                               MFS NEW
                                                              DISCOVERY    V.A. STRATEGIC
                                                                SERIES         INCOME     HEALTH SCIENCES
                                                              SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                              ----------   -------------- ---------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust, at value...............   $     --       $       --      $ 3,348
 Declaration Trust..........................................         --              144           --
 Outside Trust, at value....................................    106,557               --           --
Receivable from portfolio / JHLICO..........................          5               --           --
                                                               --------       ----------      -------
Total assets................................................    106,562              144        3,348
LIABILITIES
Payable to portfolio / JHLICO...............................         --               --           --
Asset charges payable.......................................          5               --           --
                                                               --------       ----------      -------
Total liabilities...........................................          5               --           --
                                                               --------       ----------      -------
                                                               $106,557       $      144      $ 3,348
                                                               --------       ----------      -------
NET ASSETS:
 Accumulation units.........................................   $106,557       $      144      $ 3,348
                                                               --------       ----------      -------
  Total net assets..........................................   $106,557       $      144      $ 3,348
                                                               --------       ----------      -------
  Units outstanding.........................................     11,273               14          343
                                                               --------       ----------      -------
  Unit value (accumulation).................................   $   9.45       $    10.29      $  9.76
                                                               ========       ==========      =======

                                                            INTERNATIONAL   LARGE/MID CAP   SMALL CAP
                                                                EQUITY          VALUE         VALUE
                                                              SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                            -------------  -------------- ---------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust, at value...............   $1,032         $4,393,211      $31,149
Receivable from portfolio / JHLICO..........................       --              1,711            1
                                                               ------         ----------      -------
Total assets................................................    1,032          4,394,922       31,150
LIABILITIES
Payable to portfolio / JHLICO...............................       --              1,523           --
Asset charges payable.......................................       --                188            2
                                                               ------         ----------      -------
Total liabilities...........................................       --              1,711            2
                                                               ------         ----------      -------
                                                               $1,032         $4,393,211      $31,148
                                                               ------         ----------      -------
NET ASSETS:
 Accumulation units.........................................   $1,032         $4,393,211      $31,148
                                                               ------         ----------      -------
  Total net assets..........................................   $1,032         $4,393,211      $31,148
                                                               ------         ----------      -------
  Units outstanding.........................................      123            322,043        2,980
                                                               ------         ----------      -------
  Unit value (accumulation).................................   $ 8.39         $    13.64      $ 10.45
                                                               ======         ==========      =======

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                               DECEMBER 31, 2001


                                     AIM V.I.     MFS RESEARCH     TEMPLETON
                                   GROWTH SERIES     SERIES      INTERNATIONAL
                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                   -------------  ------------  ---------------
ASSETS
Investment in shares of
 portfolios of:
 Outside Trust, at value .......      $1,712         $1,754         $2,133
Receivable from portfolio /
 JHLICO ........................          --             --             --
                                      ------         ------         ------
Total assets ...................       1,712         $1,754          2,133
LIABILITIES
Payable to portfolio / JHLICO ..          --             --             --
Total liabilities ..............          --             --             --
                                      ------         ------         ------
                                      $1,712         $1,754         $2,133
                                      ------         ------         ------
NET ASSETS:
 Accumulation units ............      $1,712         $1,754         $2,133
                                      ------         ------         ------
  Total net assets .............      $1,712         $1,754         $2,133
                                      ------         ------         ------
  Units outstanding ............         203            204            261
                                      ------         ------         ------
  Unit value (accumulation) ....      $ 8.43         $ 8.60         $ 8.17
                                      ======         ======         ======


See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                            LARGE CAP                 INTERNATIONAL
                                                                             GROWTH     ACTIVE BOND   EQUITY INDEX
                                                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                          ------------  ------------  ------------
Investment income:
 Income:
  Dividends ...........................................................    $    75,058   $5,575,227    $    92,540
  Interest on policy loans ............................................        224,030      840,444         32,013
                                                                           -----------   ----------    -----------
Total investment income ...............................................        299,088    6,415,671        124,553
Expenses:
 Mortality and expense risks ..........................................        237,021      492,587         35,964
                                                                           -----------   ----------    -----------
Net investment income .................................................         62,067    5,923,084         88,589
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares ............................       (303,166)    (578,863)      (244,081)
 Realized gain distributions ..........................................             --           --            690
                                                                           -----------   ----------    -----------
Realized losses .......................................................       (303,166)    (578,863)      (243,391)
Change in unrealized appreciation (depreciation) during the period ....     (6,989,603)   1,577,966     (1,167,176)
                                                                           -----------   ----------    -----------
Net increase (decrease) in net assets resulting from operations .......    $(7,230,702)  $6,922,187    $(1,321,978)
                                                                           ===========   ==========    ===========

                                                                           SMALL CAP       GLOBAL        MID CAP
                                                                             GROWTH       BALANCED       GROWTH
                                                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                          ------------  ------------  ------------
Investment income:
 Income:
  Dividends ...........................................................    $        --   $    4,344    $        --
                                                                           -----------   ----------    -----------
Total investment income ...............................................             --        4,344             --
Expenses:
 Mortality and expense risks ..........................................         27,911        1,319         85,083
                                                                           -----------   ----------    -----------
Net investment income (loss) ..........................................        (27,911)       3,025        (85,083)
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares ............................       (193,161)     (18,478)    (2,329,455)
 Realized gain distributions ..........................................             --           --             --
                                                                           -----------   ----------    -----------
Realized losses .......................................................       (193,161)     (18,478)    (2,329,455)
Change in unrealized appreciation (depreciation) during the period ....       (449,625)      12,916     (4,249,250)
                                                                           -----------   ----------    -----------
Net decrease in net assets resulting from operations ..................    $  (670,697)  $   (2,537)   $(6,663,788)
                                                                           ===========   ==========    ============


See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                          LARGE CAP         MONEY       SMALL/MID CAP
                                            VALUE          MARKET          GROWTH
                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                        ------------    ------------    -------------
Investment income:
 Income:
  Dividends .........................   $    278,945    $    797,762     $         --
  Interest on policy loans ..........             --         169,029               --
                                        ------------    ------------     ------------
Total investment income .............        278,945         966,791               --
Expenses:
 Mortality and expense risks ........        108,117         132,202           34,942
                                        ------------    ------------     ------------
Net investment income (loss)  .......        170,828         834,589          (34,942)
Realized gains (losses) on
 investments:
 Realized gain (loss) on sale of
  portfolio shares ..................         69,861              --         (212,465)
 Realized gain distributions ........        274,383              --               --
                                        ------------    ------------     ------------
Realized gains (losses) .............        344,244              --         (212,465)
Change in unrealized appreciation
 (depreciation) during the period ...       (277,488)             --          391,420
                                        ------------    ------------     ------------
Net increase in net assets resulting
 from operations ....................   $    237,584    $    834,589     $    144,013
                                        ============    ============     ============


                                         REAL ESTATE      GROWTH &
                                           EQUITY          INCOME           MANAGED
                                         SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                        ------------    ------------     ------------
Investment income:
 Income:
  Dividends .........................   $    233,523    $  1,000,312     $  2,011,926
  Interest on policy loans ..........         29,769       2,433,647        1,055,240
                                        ------------    ------------     ------------
Total investment income .............        263,292       3,433,959        3,067,166
Expenses:
 Mortality and expense risks ........         33,541       1,065,963          624,031
                                        ------------    ------------     ------------
Net investment income ...............        229,751       2,367,996        2,443,135
Realized gains (losses) on
 investments:
 Realized gain (loss) on sale of
  portfolio shares ..................       (234,535)        205,711           33,494
 Realized gain distributions ........        167,156              --          495,279
                                        ------------    ------------     ------------
Realized gains (losses)  ............        (67,379)        205,711          528,773
Change in unrealized appreciation
 (depreciation) during the period ...        128,322     (37,067,063)      (5,276,809)
                                        ------------    ------------     ------------
Net increase (decrease) in net
 assets resulting from operations ...   $    290,694    $(34,493,356)    $ (2,304,901)
                                        ============    ============     ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                         SHORT-TERM     SMALL CAP     INTERNATIONAL
                                            BOND          EQUITY      OPPORTUNITIES
                                         SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                        ------------   ------------   -------------
Investment income:
 Income:
  Dividends .........................   $    27,491     $     2,669     $   104,368
                                        -----------     -----------     -----------
Total investment income .............        27,491           2,669         104,368
Expenses:
 Mortality and expense risks ........         3,039          21,562          78,353
                                        -----------     -----------     -----------
Net investment income (loss)  .......        24,452         (18,893)         26,015
Realized gains (losses) on
 investments:
 Realized gain (loss) on sale of
  portfolio shares ..................         8,797        (553,686)     (2,366,905)
 Realized gain distributions ........            --              --              --
                                        -----------     -----------     -----------
Realized gains (losses) .............         8,797        (553,686)     (2,366,905)
Change in unrealized appreciation
 (depreciation) during the period ...        (2,372)        580,661        (510,586)
                                        -----------     -----------     -----------
Net increase (decrease) in net assets
 resulting from operations ..........   $    30,877     $     8,082     $(2,851,476)
                                        ===========     ===========     ===========


                                                                          EMERGING
                                        EQUITY INDEX     GLOBAL BOND      MARKETS
                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                        ------------    -------------   ------------
Investment income:
 Income:
  Dividends .........................   $   580,736     $    39,052     $     1,896
                                        -----------     -----------     -----------
Total investment income .............       580,736          39,052           1,896
Expenses:
 Mortality and expense risks ........       288,749           6,664           4,801
                                        -----------     -----------     -----------
Net investment income (loss)  .......       291,987          32,388          (2,905)
Realized gains (losses) on
 investments:
 Realized loss on sale of portfolio
  shares ............................      (350,536)         (4,928)       (512,242)
 Realized gain distributions ........     1,572,305              --              --
                                        -----------     -----------     -----------
Realized gains (losses)  ............     1,221,769          (4,928)       (512,242)
Change in unrealized appreciation
 (depreciation) during the period ...    (8,084,684)        (45,004)        454,961
                                        -----------     -----------     -----------
Net decrease in net assets resulting
 from operations ....................   $(6,570,928)    $   (17,544)    $   (60,186)
                                        ===========     ===========     ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                       SMALL/MID CAP     HIGH YIELD
                                         BOND INDEX         CORE            BOND
                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                        ------------   -------------    ------------
Investment income:
 Income:
  Dividends .........................     $ 146,628       $   2,616       $  62,648
                                          ---------       ---------       ---------
Total investment income .............       146,628           2,616          62,648
Expenses:
 Mortality and expense risks ........        14,407           3,013           4,178
                                          ---------       ---------       ---------
Net investment income (loss)  .......       132,221            (397)         58,470
Realized gains (losses) on
 investments:
 Realized gain (loss) on sale of
  portfolio shares ..................         9,436          (3,169)       (133,868)
 Realized gain distributions ........         8,792              --              --
                                          ---------       ---------       ---------
Realized gains (losses) .............        18,228          (3,169)       (133,868)
Change in unrealized appreciation
 (depreciation) during the period ...       (26,418)         25,735         132,879
                                          ---------       ---------       ---------
Net increase in net assets resulting
 from operations ....................     $ 124,031       $  22,169       $  57,481
                                          =========       =========       =========


                                                           BRANDES       FRONTIER
                                         TURNER CORE    INTERNATIONAL    CAPITAL
                                           GROWTH           EQUITY     APPRECIATION
                                         SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
                                        ------------    -------------  ------------
Investment income:
 Income:
  Dividends .........................     $     420       $  14,525       $      --
                                          ---------       ---------       ---------
Total investment income .............           420          14,525              --
Expenses:
 Mortality and expense risks ........         1,981           5,876           2,728
                                          ---------       ---------       ---------
Net investment income (loss)  .......        (1,561)          8,649          (2,728)
Realized gains (losses) on
 investments:
 Realized gain (loss) on sale of
  portfolio shares ..................       (91,201)         28,195         (54,796)
 Realized gain distributions ........            --          43,702           4,602
                                          ---------       ---------       ---------
Realized gains (losses)  ............       (91,201)         71,897         (50,194)
Change in unrealized appreciation
 (depreciation) during the period ...       (12,342)       (246,498)         52,457
                                          ---------       ---------       ---------
Net decrease in net assets
 resulting from operations ..........     $(105,104)      $(165,952)      $    (465)
                                          =========       =========       =========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                             CLIFTON       LARGE CAP
                                             ENHANCED     AGGRESSIVE    FUNDAMENTAL
                                            US EQUITY       GROWTH        GROWTH
                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                           ------------  ------------  ------------
Investment income:
 Income:
  Dividends ............................      $ 1,266       $    --        $    --
                                              -------       -------        -------
Total investment income ................        1,266            --             --
Expenses:
 Mortality and expense risks ...........          149            11             62
                                              -------       -------        -------
Net investment income (loss) ...........        1,117           (11)           (62)
Realized gains (losses) on investments:
 Realized loss on sale of portfolio
  shares ...............................         (826)          (68)          (340)
 Realized gain distributions ...........           --            --             --
                                              -------       -------        -------
Realized losses ........................         (826)          (68)          (340)
Change in unrealized depreciation during
 the period ............................       (3,148)         (216)        (3,866)
                                              -------       -------        -------
Net decrease in net assets resulting
 from operations .......................      $(2,857)      $  (295)       $(4,268)
                                              =======       =======        =======


                                             AIM V.I.    FIDELITY VIP  FIDELITY VIP II
                                              VALUE         GROWTH       CONTRAFUND
                                            SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                           ------------  ------------  ---------------
Investment income:
 Income:
  Dividends ............................      $    17       $    --        $    41
                                              -------       -------        -------
Total investment income ................           17            --             41
Expenses:
 Mortality and expense risks ...........           61            18             65
                                              -------       -------        -------
Net investment loss ....................          (44)          (18)           (24)
Realized gains (losses) on
 investments:
 Realized loss on sale of
  portfolio shares .....................         (754)       (1,717)        (1,122)
 Realized gain distributions ...........          251           272            164
                                              -------       -------        -------
Realized losses ........................         (503)       (1,445)          (958)
Change in unrealized appreciation
 (depreciation) during the period ......       (1,395)          469           (616)
                                              -------       -------        -------
Net decrease in net assets
 resulting from operations .............      $(1,942)      $  (994)       $(1,598)
                                              =======       =======        =======

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                     MFS NEW
                                  DISCOVERY       V.A. STRATEGIC    HEALTH
                                      SERIES          INCOME        SCIENCES
                                    SUBACCOUNT      SUBACCOUNT*    SUBACCOUNT*
                                  --------------  --------------  -------------
Investment income:
 Income:
  Dividends .....................     $ 3,157         $     3         $    --
                                      -------         -------         -------
Total investment income .........       3,157               3              --
Expenses:
 Mortality and expense risks ....         422              --               3
                                      -------         -------         -------
Net investment income (loss) ....       2,735               3              (3)
Realized gains (losses) on
 investments:
 Realized gain (loss) on sale of
  portfolio shares ..............      (2,026)              1              (1)
 Realized gain distributions ....         125              --              --
                                      -------         -------         -------
Realized gains (losses) .........      (1,901)              1              (1)
Change in unrealized appreciation
 (depreciation) during the period        (743)              1             (22)
                                      -------         -------         -------
Net increase (decrease) in net
 assets resulting from operations     $    91         $     5         $   (26)
                                      =======         =======         =======

                                   INTERNATIONAL   LARGE/MID CAP     SMALL CAP
                                      EQUITY           VALUE           VALUE
                                    SUBACCOUNT*     SUBACCOUNT*     SUBACCOUNT*
                                   -------------   -------------   -------------
Investment income:
 Income:
  Dividends .....................     $    --         $ 3,406         $    91
                                      -------         -------         -------
Total investment income .........          --           3,406              91
Expenses:
 Mortality and expense risks ....           1           1,049              33
                                      -------         -------         -------
Net investment income (loss) ....          (1)          2,357              58
Realized gains (losses) on
 investments:
 Realized loss on sale of
  portfolio shares ..............          --          (5,237)           (308)
 Realized gain distributions ....          --              --             164
                                      -------         -------         -------
Realized losses .................          --          (5,237)           (144)
Change in unrealized appreciation
 (depreciation) during the period           7          (4,848)          2,861
                                      -------         -------         -------
Net increase (decrease) in net
 assets resulting from operations     $     6         $(7,728)        $ 2,775
                                      =======         =======         =======

---------
* From commencement of operations (refer to footnote d in notes to financial statements #6)

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                       AIM V.I.     MFS RESEARCH     TEMPLETON
                                    GROWTH SERIES      SERIES      INTERNATIONAL
                                     SUBACCOUNT*     SUBACCOUNT*    SUBACCOUNT*
                                    -------------   -------------  -------------
Investment income:
 Income:
  Dividends .....................      $   4              $--          $--
                                       -----            -----          -----
Total investment income .........          4             --             --
Expenses:
 Mortality and expense risks ....          2                2              3
                                       -----            -----          -----
Net investment income (loss) ....          2               (2)            (3)
Realized gains (losses) on
 investments:
 Realized gain on sale of
  portfolio shares ..............       --                  1              1
                                       -----            -----          -----
 Realized gains .................       --                  1              1
Change in unrealized appreciation
 during the period ..............         68              114             83
                                       -----            -----          -----
Net increase in net assets
 resulting from operations ......      $  70            $ 113          $  81
                                       =====            =====          =====

---------
* From commencement of operations (refer to footnote d in notes to financial statements #6)

See accompanying notes.
                                      118

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                       STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                          LARGE CAP GROWTH SUBACCOUNT
                                     -----------------------------------------------
                                         2001             2000             1999
                                     -------------    -------------    -------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) ....   $      62,067    $   6,287,826    $   6,329,395
 Realized gains (losses) .........        (303,166)       1,809,410        1,146,308
 Change in unrealized appreciation
  (depreciation) during the
  period..........................      (6,989,603)     (17,039,660)         320,087
                                     -------------    -------------    -------------
Net increase (decrease) in net
 assets resulting from
 operations.......................       (7,230,702)      (8,942,424)       7,795,790
Policy transactions:
 Net premiums from policyholders..      14,342,571       16,225,070       10,950,682
 Net transfers to policyholders
  for benefits and terminations...      (6,740,426)      (8,421,666)      (5,776,293)
 Net transfers between
  subaccounts.....................        (239,029)            --               --
 Net change in policy loans ......         165,268          407,961             --
                                     -------------    -------------    -------------
Net increase (decrease) in net
 assets resulting from policy
 transactions ....................       7,528,384        8,211,365        5,174,389
                                     -------------    -------------    -------------
Total increase (decrease) in net
 assets ..........................         297,682         (731,059)      12,970,179
Net assets at beginning of
 period...........................      43,297,378       44,028,437       31,058,258
                                     -------------    -------------    -------------
Net assets at end of period ......   $  43,595,060    $  43,297,378    $  44,028,437
                                     =============    =============    =============


                                                ACTIVE BOND SUBACCOUNT
                                     -----------------------------------------------
                                         2001             2000             1999
                                     -------------    -------------    -------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss).....   $   5,923,084    $   5,332,953    $   5,481,982
 Realized gains (losses) .........        (578,863)      (1,058,175)        (388,883)
 Change in unrealized
  appreciation (depreciation)
  during the period ..............       1,577,966        3,862,398       (5,439,148)
                                     -------------    -------------    -------------
Net increase (decrease) in net
 assets resulting from
 operations.......................        6,922,187        8,137,176         (346,049)
Policy transactions:
 Net premiums from policyholders..      15,445,246       26,218,788       11,668,600
 Net transfers to policyholders
  for benefits and terminations ..     (10,820,630)     (17,903,281)      (7,543,864)
 Net change in policy loans ......        (691,455)         620,295             --
                                     -------------    -------------    -------------
Net increase in net assets
 resulting from policy
 transactions ....................       3,933,161        8,935,802        4,124,736
                                     -------------    -------------    -------------
Total increase in net assets .....      10,855,348       17,072,978        3,778,687
Net assets at beginning of
 period...........................      97,962,560       80,889,582       77,110,895
                                     -------------    -------------    -------------
Net assets at end of period ......   $ 108,817,908    $  97,962,560    $  80,889,582
                                     =============    =============    =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                        INTERNATIONAL EQUITY INDEX SUBACCOUNT
                                      -----------------------------------------
                                        2001          2000           1999
                                      -----------    -----------    -----------
Increase (decrease) in net assets
 from operations:
 Net investment income ............   $    88,589    $   322,155    $   200,569
 Realized gains (losses) ..........      (243,391)        76,586         62,140
 Change in unrealized appreciation
  (depreciation) during the
  period...........................     (1,167,176)    (1,706,468)     1,295,768
                                      -----------    -----------    -----------
Net increase (decrease) in net
 assets resulting from operations..    (1,321,978)    (1,307,727)     1,558,477
Policy transactions:
 Net premiums from policyholders ..     1,612,633      2,208,528      1,634,643
 Net transfers to policyholders for
  benefits and terminations .......    (1,532,111)    (1,307,479)    (1,119,500)
 Net change in policy loans .......        10,754        110,023           --
                                      -----------    -----------    -----------
Net increase in net assets
 resulting from policy
 transactions......................        91,276      1,011,072        515,143
                                      -----------    -----------    -----------
Total increase (decrease) in net
 assets ...........................    (1,230,702)      (296,655)     2,073,620
Net assets at beginning of period .     6,884,339      7,180,994      5,107,374
                                      -----------    -----------    -----------
Net assets at end of period .......   $ 5,653,637    $ 6,884,339    $ 7,180,994
                                      ===========    ===========    ===========

                                            SMALL CAP GROWTH SUBACCOUNT
                                      -----------------------------------------
                                        2001          2000           1999
                                      -----------    -----------    -----------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) .....   $   (27,911)   $   581,967    $   527,624
 Realized gains (losses) ..........      (193,161)       159,388         48,210
 Change in unrealized appreciation
  (depreciation) during the
  period...........................      (449,625)    (2,654,137)     1,125,829
                                      -----------    -----------    -----------
Net increase (decrease) in net
 assets resulting from operations..      (670,697)    (1,912,782)     1,701,663
Policy transactions:
 Net premiums from policyholders ..     2,267,910      4,738,730      1,398,160
 Net transfers to policyholders for
  benefits and terminations .......    (3,102,740)      (956,063)      (390,180)
                                      -----------    -----------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions .....................      (834,830)     3,782,667      1,007,980
                                      -----------    -----------    -----------
Total increase (decrease) in net
 assets ...........................    (1,505,527)     1,869,885      2,709,643
Net assets at beginning of period..     6,381,819      4,511,934      1,802,291
                                      -----------    -----------    -----------
Net assets at end of period .......   $ 4,876,292    $ 6,381,819    $ 4,511,934
                                      ===========    ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                                   GLOBAL BALANCED SUBACCOUNT
                                           --------------------------------------------
                                               2001            2000            1999
                                           ------------    ------------    ------------
Increase (decrease) in net assets from
 operations:
 Net investment income .................   $      3,025    $      7,198    $     15,944
 Realized gains (losses) ...............        (18,478)         (3,641)          1,061
 Change in unrealized appreciation
  (depreciation) during the period .....         12,916         (21,945)         (8,559)
                                           ------------    ------------    ------------
Net increase (decrease) in net assets
 resulting from operations .............         (2,537)        (18,388)          8,446
Policy transactions:
 Net premiums from policyholders .......      3,159,097          75,380         115,573
 Net transfers to policyholders for
  benefits and terminations ............        (82,211)        (83,639)       (133,983)
                                           ------------    ------------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions ....      3,076,886          (8,259)        (18,410)
                                           ------------    ------------    ------------
Total increase (decrease) in net assets       3,074,349         (26,647)         (9,964)
Net assets at beginning of period ......        173,721         200,368         210,332
                                           ------------    ------------    ------------
Net assets at end of period ............   $  3,248,070    $    173,721    $    200,368
                                           ============    ============    ============


                                                    MID CAP GROWTH SUBACCOUNT
                                           --------------------------------------------
                                               2001            2000            1999
                                           ------------    ------------    ------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) ..........   $    (85,083)   $  2,182,817    $  1,338,175
 Realized gains (losses) ...............     (2,329,455)      1,892,763         420,826
 Change in unrealized appreciation
  (depreciation) during the period .....     (4,249,250)    (11,690,290)      4,283,452
                                           ------------    ------------    ------------
Net increase (decrease) in net
 assets resulting from operations ......     (6,663,788)     (7,614,710)      6,042,453
Policy transactions:
 Net premiums from policyholders .......     12,612,039      13,112,643       7,041,199
 Net transfers to policyholders
  for benefits and terminations ........     (3,031,534)     (4,430,561)       (947,660)
                                           ------------    ------------    ------------
Net increase in net assets
 resulting from policy
 transactions ..........................      9,580,505       8,682,082       6,093,539
                                           ------------    ------------    ------------
Total increase in net assets ...........      2,916,717       1,067,372      12,135,992
Net assets at beginning of period ......     14,676,946      13,609,574       1,473,582
                                           ------------    ------------    ------------
Net assets at end of period ............   $ 17,593,633    $ 14,676,946    $ 13,609,574
                                           ============    ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                               LARGE CAP VALUE SUBACCOUNT
                                      --------------------------------------------
                                          2001            2000            1999
                                      ------------    ------------    ------------
Increase (decrease) in net assets
 from operations:
 Net investment income ............   $    170,828    $    693,327    $    474,149
 Realized gains (losses) ..........        344,244         (47,306)        123,242
 Change in unrealized appreciation
  (depreciation) during the
  period...........................       (277,488)        854,807        (499,454)
                                      ------------    ------------    ------------
Net increase in net assets
 resulting from operations ........        237,584       1,500,828          97,937
Policy transactions:
 Net premiums from policyholders ..     10,170,978       7,024,748       5,449,922
 Net transfers to policyholders for
  benefits and terminations .......     (2,001,066)     (1,798,175)     (1,059,147)
                                      ------------    ------------    ------------
Net increase in net assets
 resulting from policy
 transactions......................      8,169,912       5,226,573       4,390,775
                                      ------------    ------------    ------------
Total increase in net assets ......      8,407,496       6,727,401       4,488,712
Net assets at beginning of period..     14,990,188       8,268,787       3,774,075
                                      ------------    ------------    ------------
Net assets at end of period .......   $ 23,397,684    $ 14,990,188    $  8,262,787
                                      ============    ============    ============


                                                MONEY MARKET SUBACCOUNT
                                      --------------------------------------------
                                          2001            2000            1999
                                      ------------    ------------    ------------
Increase (decrease) in net
 assets from operations:
 Net investment income ............   $    834,589    $  1,290,563    $  1,143,104
 Realized gains (losses) ..........           --              --              --
 Change in unrealized
  appreciation (depreciation)
  during the period ...............           --              --              --
                                      ------------    ------------    ------------
Net increase in net assets
 resulting from operations ........        834,589       1,290,563       1,143,104
Policy transactions:
 Net premiums from policyholders ..     22,170,735      26,609,851      16,733,655
 Net transfers to policyholders
  for benefits and terminations ...    (26,886,651)    (22,265,301)    (46,642,184)
 Net change in policy loans .......         (5,337)         77,509            --
                                      ------------    ------------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions .....................     (4,721,253)      4,422,059     (29,908,529)
                                      ------------    ------------    ------------
Total increase (decrease) in net
 assets ...........................     (3,886,664)      5,712,622     (28,765,425)
Net assets at beginning of
 period ...........................     26,215,728      20,503,106      49,268,531
                                      ------------    ------------    ------------
Net assets at end of period .......   $ 22,329,064    $ 26,215,728    $ 20,503,106
                                      ============    ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                           SMALL/MID CAP GROWTH SUBACCOUNT
                                      -----------------------------------------
                                         2001           2000            1999
                                      -----------    -----------    -----------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) .....   $   (34,942)   $   570,559    $   810,295
 Realized gains (losses) ..........      (212,465)      (136,669)        16,952
 Change in unrealized appreciation
  (depreciation) during the
  period...........................       391,420         (2,663)      (590,295)
                                      -----------    -----------    -----------
Net increase in net assets
 resulting from operations ........       144,013        431,227        236,952
Policy transactions:
 Net premiums from policyholders ..     3,794,737      1,474,342      1,533,102
 Net transfers to policyholders for
  benefits and terminations .......    (1,326,766)    (1,536,191)    (1,200,248)
                                      -----------    -----------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions .....................     2,467,971        (61,849)       332,854
                                      -----------    -----------    -----------
Total increase in net assets ......     2,611,984        369,378        569,806
Net assets at beginning of period..     5,855,422      5,486,044      4,916,238
                                      -----------    -----------    -----------
Net assets at end of period .......   $ 8,467,406    $ 5,855,422    $ 5,486,044
                                      ===========    ===========    ===========

                                            REAL ESTATE EQUITY SUBACCOUNT
                                      -----------------------------------------
                                         2001           2000            1999
                                      -----------    -----------    -----------
Increase (decrease) in net assets
 from operations:
 Net investment income ............   $   229,751    $   465,264    $   255,391
 Realized losses ..................       (67,379)      (159,205)      (168,994)
 Change in unrealized appreciation
  (depreciation) during the
  period...........................       128,322        919,904       (220,380)
                                      -----------    -----------    -----------
Net increase (decrease) in net
 assets resulting from operations..       290,694      1,225,963       (133,983)
Policy transactions:
 Net premiums from policyholders ..     1,712,308      1,762,038        968,627
 Net transfers to policyholders for
  benefits and terminations .......    (2,078,180)    (1,130,179)    (2,335,552)
 Net change in policy loans .......       (26,470)       114,851           --
                                      -----------    -----------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions .....................      (392,342)       746,710     (1,366,925)
                                      -----------    -----------    -----------
Total increase (decrease) in net
 assets ...........................      (101,648)     1,972,673     (1,500,908)
Net assets at beginning of period..     6,002,773      4,030,100      5,531,008
                                      -----------    -----------    -----------
Net assets at end of period .......   $ 5,901,125    $ 6,002,773    $ 4,030,100
                                      ===========    ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                             GROWTH & INCOME SUBACCOUNT
                                   -----------------------------------------------
                                       2001             2000             1999
                                   -------------    -------------    -------------
Increase (decrease) in net
 assets from operations:
 Net investment income .........   $   2,367,996    $  44,427,885    $  35,556,691
 Realized gains ................         205,711       18,300,286        5,502,422
 Change in unrealized
  appreciation (depreciation)
  during the period ............     (37,067,063)     (96,829,044)       2,405,417
                                   -------------    -------------    -------------
Net increase (decrease) in net
 assets resulting from
 operations ....................     (34,493,356)     (34,100,873)      43,464,530
Policy transactions:
 Net premiums from
  policyholders.................      25,738,713       31,462,247       34,593,082
 Net transfers to policyholders
  for benefits and
  terminations..................     (29,810,655)     (71,685,409)     (34,650,911)
 Net change in policy loans ....       1,375,781        1,310,472               --
                                   -------------    -------------    -------------
Net decrease in net assets
 resulting from policy
 transactions ..................      (2,696,161)     (38,912,690)         (57,829)
                                   -------------    -------------    -------------
Total increase (decrease) in net
 assets ........................     (37,189,517)     (73,013,563)      43,406,701
Net assets at beginning of
 period ........................     267,486,534      340,500,097      297,093,396
                                   -------------    -------------    -------------
Net assets at end of period ....   $ 230,297,017    $ 267,486,534    $ 340,500,097
                                   =============    =============    =============


                                                MANAGED SUBACCOUNT
                                   -----------------------------------------------
                                       2001             2000             1999
                                   -------------    -------------    -------------
Increase (decrease) in net
 assets from operations:
 Net investment income .........   $   2,443,135    $  11,092,640    $  10,302,317
 Realized gains ................         528,773        1,551,519          996,546
 Change in unrealized
  depreciation during the
  period........................      (5,276,809)     (12,278,637)      (2,108,530)
                                   -------------    -------------    -------------
Net increase (decrease) in net
 assets resulting from
 operations ....................      (2,304,901)         365,522        9,190,333
Policy transactions:
 Net premiums from
  policyholders.................      12,491,524       12,192,565       13,430,282
 Net transfers to policyholders
  for benefits and
  terminations..................     (13,566,962)     (19,842,234)     (14,305,859)
 Net change in policy loans ....        (334,235)         630,955             --
                                   -------------    -------------    -------------
Net decrease in net assets
 resulting from policy
 transactions ..................      (1,409,673)      (7,018,714)        (875,577)
                                   -------------    -------------    -------------
Total increase (decrease) in net
 assets ........................      (3,714,574)      (6,653,192)       8,314,756
Net assets at beginning of
 period ........................     112,476,227      119,129,419      110,814,663
                                   -------------    -------------    -------------
Net assets at end of period ....   $ 108,761,653    $ 112,476,227    $ 119,129,419
                                   =============    =============    =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                                   SHORT-TERM BOND SUBACCOUNT
                                            -----------------------------------------
                                               2001           2000           1999
                                            -----------    -----------    -----------
Increase (decrease) in net assets from
 operations:
 Net investment income ..................   $    24,452    $    15,494    $    14,042
 Realized gains (losses) ................         8,797         (2,287)        (8,638)
 Change in unrealized appreciation
  (depreciation) during the period ......        (2,372)         6,756         (2,442)
                                            -----------    -----------    -----------
Net increase in net assets resulting from
 operations .............................        30,877         19,963          2,962
Policy transactions:
 Net premiums from policyholders ........       814,841        167,135        109,732
 Net transfers to policyholders for
  benefits and terminations .............      (148,073)       (69,043)      (370,270)
                                            -----------    -----------    -----------
Net increase (decrease) in net assets
 resulting from policy transactions .....       666,768         98,092       (260,538)
                                            -----------    -----------    -----------
Total increase (decrease) in net assets .       697,645        118,055       (257,576)
Net assets at beginning of period .......       356,968        238,913        496,489
                                            -----------    -----------    -----------
Net assets at end of period .............   $ 1,054,613    $   356,968    $   238,913
                                            ===========    ===========    ===========


                                                  SMALL CAP EQUITY SUBACCOUNT
                                            -----------------------------------------
                                               2001           2000           1999
                                            -----------    -----------    -----------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) ...........   $   (18,893)   $   297,508    $    61,905
 Realized losses ........................      (553,686)      (110,857)       (33,134)
 Change in unrealized appreciation
  (depreciation) during the period ......       580,661       (668,463)      (148,401)
                                            -----------    -----------    -----------
Net increase (decrease) in net
 assets resulting from operations .......         8,082       (481,812)      (119,630)
Policy transactions:
 Net premiums from policyholders ........     2,680,094      1,608,648      1,483,922
 Net transfers to policyholders for
  benefits and terminations .............    (2,188,533)      (452,406)      (447,402)
                                            -----------    -----------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions ...........................      (491,561)     1,156,242      1,036,520
                                            -----------    -----------    -----------
Total increase in net assets ............       499,643        674,430        916,890
Net assets at beginning of period .......     4,141,822      3,467,392      2,550,502
                                            -----------    -----------    -----------
Net assets at end of period .............   $ 4,641,465    $ 4,141,822    $ 3,467,392
                                            ===========    ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                             INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                           -----------------------------------------
                                               2001           2000           1999
                                           -----------    -----------    -----------
Increase (decrease) in net assets
 from operations:
 Net investment income ................    $    26,015    $   564,716    $   223,214
 Realized gains (losses) ..............     (2,366,905)       348,813        155,412
 Change in unrealized appreciation
  (depreciation) during the period ....       (510,586)    (2,497,504)       387,412
                                           -----------    -----------    -----------
Net increase (decrease) in net
 assets resulting from operations .....     (2,851,476)    (1,583,975)       766,038
Policy transactions:
 Net premiums from policyholders ......      9,239,568      9,284,275      2,354,681
 Net transfers to policyholders for
  benefits and terminations ...........     (5,328,329)      (469,272)    (3,673,500)
                                           -----------    -----------    -----------
Net increase (decrease) in net
 assets resulting from policy
 transactions .........................      3,911,239      8,815,003     (1,318,819)
                                           -----------    -----------    -----------
Total increase (decrease) in net
 assets ...............................      1,059,763      7,231,028       (552,781)
Net assets at beginning of period .....     10,859,971      3,628,943      4,181,724
                                           -----------    -----------    -----------
Net assets at end of period ...........    $11,919,734    $10,859,971    $ 3,628,943
                                           ===========    ===========    ===========


                                                    EQUITY INDEX SUBACCOUNT
                                           -----------------------------------------
                                               2001           2000           1999
                                           -----------    -----------    -----------
Increase (decrease) in net assets
 from operations:
 Net investment income ................    $   291,987    $ 2,141,880    $   529,375
 Realized gains .......................      1,221,769        485,643        271,978
 Change in unrealized appreciation
  (depreciation) during the period ....     (8,084,684)    (8,035,375)     1,282,937
                                           -----------    -----------    -----------
Net increase (decrease) in net
 assets resulting from operations .....     (6,570,928)    (5,407,852)     2,084,290
Policy transactions:
 Net premiums from policyholders ......     13,985,392     43,728,519      6,697,385
 Net transfers to policyholders for
  benefits and terminations ...........     (5,816,358)    (2,630,030)    (1,623,429)
                                           -----------    -----------    -----------
Net increase in net assets
 resulting from policy transactions ...      8,169,034     41,098,489      5,073,956
                                           -----------    -----------    -----------
Total increase in net assets ..........      1,598,106     35,690,637      7,158,246
Net assets at beginning of period .....     50,096,716     14,406,079      7,247,833
                                           -----------    -----------    -----------
Net assets at end of period ...........    $51,694,822    $50,096,716    $14,406,079
                                           ===========    ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,


                                                     GLOBAL BOND SUBACCOUNT
                                            -----------------------------------------
                                                2001           2000           1999
                                            -----------    -----------    -----------
Increase (decrease) in net assets from
 operations:
 Net investment income ..................   $    32,388    $    57,408    $    33,778
 Realized losses ........................        (4,928)       (14,302)          (151)
 Change in unrealized appreciation
  (depreciation) during the period ......       (45,004)        63,359        (52,953)
                                            -----------    -----------    -----------
Net increase (decrease) in net assets
 resulting from operations ..............       (17,544)       106,465        (19,326)
Policy transactions:
 Net premiums from policyholders ........       352,334        396,099        696,619
 Net transfers to policyholders for
  benefits and terminations .............      (677,332)      (192,421)      (317,999)
                                            -----------    -----------    -----------
Net increase (decrease) in net assets
 resulting from policy transactions .....      (324,998)       203,678        378,620
                                            -----------    -----------    -----------
Total increase (decrease) in net assets .      (342,542)       310,143        359,294
Net assets at beginning of period .......     1,139,861        829,718        470,424
                                            -----------    -----------    -----------
Net assets at end of period .............   $   797,319    $ 1,139,861    $   829,718
                                            ===========    ===========    ===========


                                                   EMERGING MARKETS SUBACCOUNT
                                            -----------------------------------------
                                                2001           2000           1999
                                            -----------    -----------    -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ...........   $    (2,905)   $    58,591    $    15,170
 Realized gains (losses) ................      (512,242)        19,902          1,838
 Change in unrealized appreciation
  (depreciation) during the period ......       454,961       (571,486)        92,713
                                            -----------    -----------    -----------
Net increase (decrease) in net assets
 resulting from operations ..............       (60,186)      (492,993)       109,721
Policy transactions:
 Net premiums from policyholders ........       801,949      1,133,676        336,277
 Net transfers to policyholders for
  benefits and terminations .............      (590,080)      (337,143)        (8,915)
                                            -----------    -----------    -----------
Net increase in net assets resulting from
 policy transactions ....................       211,869        796,533        327,362
                                            -----------    -----------    -----------
Total increase in net assets ............       151,683        303,540        437,083
Net assets at beginning of period .......       741,352        437,812            729
                                            -----------    -----------    -----------
Net assets at end of period .............   $   893,035    $   741,352    $   437,812
                                            ===========    ===========    ===========


See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,


                                                      BOND INDEX SUBACCOUNT
                                             -----------------------------------------
                                                2001           2000          1999
                                             -----------    -----------    -----------
Increase (decrease) in net assets from
 operations:
 Net investment income ...................   $   132,221    $     6,712    $     2,701
 Realized gains (losses) .................        18,228           (607)        (1,613)
 Change in unrealized appreciation
  (depreciation) during the period .......       (26,418)         6,100         (1,753)
                                             -----------    -----------    -----------
Net increase (decrease) in net assets
 resulting from operations ...............       124,031         12,205           (665)
Policy transactions:
 Net premiums from policyholders .........     5,105,113        196,240         80,921
 Net transfers to policyholders for
  benefits and terminations ..............      (129,767)       (16,742)       (20,596)
                                             -----------    -----------    -----------
Net increase in net assets resulting from
 policy transactions .....................     4,975,346        179,498         60,325
                                             -----------    -----------    -----------
Total increase (decrease) in net assets ..     5,099,377        191,703         59,660
Net assets at beginning of period ........       265,912         74,209         14,549
                                             -----------    -----------    -----------
Net assets at end of period ..............   $ 5,365,289    $   265,912    $    74,209
                                             ===========    ===========    ===========


                                                   SMALL/MID CAP CORE SUBACCOUNT
                                             -----------------------------------------
                                                2001           2000          1999
                                             -----------    -----------    -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ............   $      (397)   $    21,792    $     6,364
 Realized gains (losses) .................        (3,169)         1,505          1,093
 Change in unrealized appreciation
  (depreciation) during the period .......        25,735        (13,928)         4,719
                                             -----------    -----------    -----------
Net increase in net assets resulting from
 operations ..............................        22,169          9,369         12,176
Policy transactions:
 Net premiums from policyholders .........       288,067        479,768         44,493
 Net transfers to policyholders for
  benefits and terminations ..............      (364,419)        (6,951)       (12,003)
                                             -----------    -----------    -----------
Net increase (decrease) in net assets
 resulting from policy transactions ......       (76,352)       472,817         32,490
                                             -----------    -----------    -----------
Total increase (decrease) in net assets ..       (54,183)       482,186         44,666
Net assets at beginning of period ........       559,551         77,365         32,699
                                             -----------    -----------    -----------
Net assets at end of period ..............   $   505,368    $   559,551    $    77,365
                                             ===========    ===========    ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                                   HIGH YIELD BOND SUBACCOUNT
                                            -----------------------------------------
                                                2001           2000          1999
                                            -----------    -----------    -----------
Increase (decrease) in net assets from
 operations:
 Net investment income ..................   $    58,470    $    78,692    $     2,791
 Realized losses ........................      (133,868)       (12,114)          (396)
 Change in unrealized appreciation
  (depreciation) during the period ......       132,879       (188,735)        (1,172)
                                            -----------    -----------    -----------
Net increase (decrease) in net assets
 resulting from operations ..............        57,481       (122,157)         1,223
Policy transactions:
 Net premiums from policyholders ........       906,532      1,514,684         69,375
 Net transfers to policyholders for
  benefits and terminations .............    (1,363,474)       (88,711)          --
                                            -----------    -----------    -----------
Net increase (decrease) in net assets
 resulting from policy transactions .....      (456,942)     1,425,973         69,375
                                            -----------    -----------    -----------
Total increase (decrease) in net assets .      (399,461)     1,303,816         70,598
Net assets at beginning of period .......     1,379,867         76,051          5,453
                                            -----------    -----------    -----------
Net assets at end of period .............   $   980,406    $ 1,379,867    $    76,051
                                            ===========    ===========    ===========


                                                   TUNER CORE GROWTH SUBACCOUNT
                                            -----------------------------------------
                                                2001           2000          1999
                                            -----------    -----------    -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ...........   $    (1,561)   $    50,617    $    18,189
 Realized gains (losses) ................       (91,201)        20,969         26,736
 Change in unrealized appreciation
  (depreciation) during the period ......       (12,342)      (120,040)        23,628
                                            -----------    -----------    -----------
Net increase (decrease) in net assets
 resulting from operations ..............      (105,104)       (48,454)        68,553
Policy transactions:
 Net premiums from policyholders ........       316,791        192,556        109,802
 Net transfers to policyholders for
  benefits and terminations .............      (219,789)       (31,415)       (45,555)
                                            -----------    -----------    -----------
Net increase in net assets resulting from
 policy transactions ....................        97,002        161,141         64,247
                                            -----------    -----------    -----------
Total increase (decrease) in net assets .        (8,102)       112,687        132,800
Net assets at beginning of period .......       370,494        257,807        125,007
                                            -----------    -----------    -----------
Net assets at end of period .............   $   362,392    $   370,494    $   257,807
                                            ===========    ===========    ===========


See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                     BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                                                                    -----------------------------------------
                                                                                       2001            2000          1999
                                                                                    -----------     ----------    -----------
Increase (decrease) in net assets from operations:
 Net investment income ........................................................     $     8,649     $   87,962    $    14,188
 Realized gains ...............................................................          71,897         13,902         11,526
 Change in unrealized appreciation (depreciation) during the period ...........        (246,498)       (35,201)       122,734
                                                                                    -----------     ----------    -----------
Net increase (decrease) in net assets resulting from operations ...............        (165,952)        66,663        148,448
Policy transactions:
 Net premiums from policyholders ..............................................       1,103,449        616,308        152,629
 Net transfers to policyholders for benefits and terminations .................        (979,043)       (39,267)       (31,332)
                                                                                    -----------     ----------    -----------
Net increase in net assets resulting from policy transactions .................         124,406        577,041        121,297
                                                                                    -----------     ----------    -----------
Total increase (decrease) in net assets .......................................         (41,546)       643,704        269,745
Net assets at beginning of period .............................................       1,169,206        525,502        255,757
                                                                                    -----------     ----------    -----------
Net assets at end of period ...................................................     $ 1,127,660     $1,169,206    $   525,502
                                                                                    ===========     ==========    ===========

                                                                                     FRONTIER CAPITAL APPRECIATION SUBACCOUNT
                                                                                    -----------------------------------------
                                                                                       2001            2000           1999
                                                                                    -----------     ----------    -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss) .................................................     $    (2,728)    $  130,136    $     8,771
 Realized gains (losses) ......................................................         (50,194)        68,311        (59,550)
 Change in unrealized appreciation (depreciation) during the period ...........          52,457       (175,994)        89,369
                                                                                    -----------     ----------    -----------
Net increase (decrease) in net assets resulting from operations ...............            (465)        22,453         38,590
Policy transactions:
 Net premiums from policyholders ..............................................         445,490        219,803        103,675
 Net transfers to policyholders for benefits and terminations .................        (501,765)      (179,523)    (2,221,410)
                                                                                    -----------     ----------    -----------
Net increase (decrease) in net assets resulting from policy transactions ......         (56,275)        40,280     (2,117,735)
                                                                                    -----------     ----------    -----------
Total increase (decrease) in net assets .......................................         (56,740)        62,733     (2,079,145)
Net assets at beginning of period .............................................         516,716        453,983      2,533,128
                                                                                    -----------     ----------    -----------
Net assets at end of period ...................................................     $   459,976     $  516,716    $   453,983
                                                                                    ===========     ==========    ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                             CLIFTON ENHANCED US EQUITY SUBACCOUNT
                                                                                           -----------------------------------------
                                                                                               2001          2000          1999*
                                                                                           ------------  ------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income ..................................................................    $ 1,117       $ 3,190        $ 1,374
 Realized gains (losses) ................................................................       (826)          302             11
 Change in unrealized appreciation (depreciation) during the period .....................     (3,148)       (5,562)         1,285
                                                                                             -------       -------        -------
Net increase (decrease) in net assets resulting from operations .........................     (2,857)       (2,070)         2,670
Policy transactions:
 Net premiums from policyholders ........................................................     10,070        16,541         15,505
 Net transfers to policyholders for benefits and terminations ...........................     (2,449)       (9,351)            --
                                                                                             -------       -------        -------
Net increase in net assets resulting from policy transactions ...........................      7,621         7,190         15,505
                                                                                             -------       -------        -------
Total increase in net assets ............................................................      4,764         5,120         18,175
Net assets at beginning of period .......................................................     23,295        18,175             --
                                                                                             -------       -------        -------
Net assets at end of period .............................................................    $28,059       $23,295        $18,175
                                                                                             =======       =======        =======

                                                                                     LARGE CAP                  FUNDAMENTAL
                                                                            AGGRESSIVE GROWTH SUBACCOUNT     GROWTH SUBACCOUNT
                                                                            ----------------------------  ------------------------
                                                                                2001           2000**       2001         2000**
                                                                            ------------  --------------  --------   -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ...............................................  $  (11)        $   30       $   (62)   $     1,351
 Realized losses ............................................................     (68)            (8)         (340)           (10)
 Change in unrealized depreciation during the period ........................    (216)          (616)       (3,866)        (1,226)
                                                                               ------         ------       -------    -----------
Net increase (decrease) in net assets resulting from operations .............    (295)          (594)       (4,268)           115
Policy transactions:
 Net premiums from policyholders ............................................       5          2,528         9,554      9,264,914
 Net transfers to policyholders for benefits and terminations ...............    (120)            --        (7,743)    (9,251,776)
                                                                               ------         ------       -------    -----------
Net increase (decrease) in net assets resulting from policy transactions ....    (115)         2,528         1,811         13,138
                                                                               ------         ------       -------    -----------
Total increase (decrease) in net assets .....................................    (410)         1,934        (2,457)        13,253
Net assets at beginning of period ...........................................   1,934             --        13,253             --
                                                                               ------         ------       -------    -----------
Net assets at end of period .................................................  $1,524         $1,934       $10,796    $    13,253
                                                                               ======         ======       =======    ===========


------------
  * From May 1, 1999 (commencement of operations).
 ** From April 24, 2000 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                 AIM V.I. VALUE    FIDELITY VIP GROWTH
                                                                                   SUBACCOUNT           SUBACCOUNT
                                                                               ------------------  -------------------
                                                                                 2001      2000*     2001      2000*
                                                                               --------  --------  --------  ---------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ...............................................  $   (44)  $   230    $   (18)   $   (6)
 Realized losses ............................................................     (503)      (11)    (1,445)       (7)
 Change in unrealized appreciation (depreciation) during the period .........   (1,395)   (1,068)       469      (525)
                                                                               -------   -------    -------    ------
Net decrease in net assets resulting from operations ........................   (1,942)     (849)      (994)     (538)
Policy transactions:
 Net premiums from policyholders ............................................   12,072    12,213      1,474     5,160
 Net transfers to policyholders for benefits and terminations ...............   (3,006)   (6,072)    (4,037)     (394)
                                                                               -------   -------    -------    ------
Net increase (decrease) in net assets resulting from policy transactions ....    9,066     6,141     (2,563)    4,766
                                                                               -------   -------    -------    ------
Total increase (decrease) in net assets .....................................    7,124     5,292     (3,557)    4,228
Net assets at beginning of period ...........................................    5,292        --      4,228        --
                                                                               -------   -------    -------    ------
Net assets at end of period .................................................  $12,416   $ 5,292    $   671    $4,228
                                                                               =======   =======    =======    ======

                                                                                            FIDELITY VIP II CONTRAFUND
                                                                                                    SUBACCOUNT
                                                                                            --------------------------
                                                                                               2001            2000*
                                                                                            ----------      ----------
Increase (decrease) in net assets from operations:
 Net investment loss ....................................................................    $   (24)        $   (12)
 Realized losses ........................................................................       (958)             (4)
 Change in unrealized depreciation during the period ....................................       (616)           (366)
                                                                                             -------         -------
Net decrease in net assets resulting from operations ....................................     (1,598)           (382)
Policy transactions:
 Net premiums from policyholders ........................................................     10,866          13,880
 Net transfers to policyholders for benefits and terminations ...........................     (3,652)         (6,991)
                                                                                             -------         -------
Net increase in net assets resulting from policy transactions ...........................      7,214           6,889
                                                                                             -------         -------
Total increase in net assets ............................................................      5,616           6,507
Net assets at beginning of period .......................................................      6,507              --
                                                                                             -------         -------
Net assets at end of period .............................................................    $12,123         $ 6,507
                                                                                             =======         =======


---------
 * From April 24, 2000 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                      MFS NEW         V.A. STRATEGIC
                                                                                  DISCOVERY SERIES        INCOME
                                                                                     SUBACCOUNT         SUBACCOUNT
                                                                               ---------------------- --------------
                                                                                  2001        2000*        2001**
                                                                               ----------  ---------- --------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ..............................................    $  2,735   $    (19)    $        3
 Realized gains (losses) ...................................................      (1,901)        (7)             1
 Change in unrealized appreciation (depreciation) during the period ........        (743)       197              1
                                                                                --------   --------     ----------
Net increase in net assets resulting from operations .......................          91        171              5
Policy transactions:
 Net premiums from policyholders ...........................................     102,334     37,394          2,513
 Net transfers to policyholders for benefits and terminations ..............     (14,675)   (18,758)        (2,374)
                                                                                --------   --------     ----------
Net increase in net assets resulting from policy transactions ..............      87,659     18,636            139
                                                                                --------   --------     ----------
Total increase in net assets ...............................................      87,750     18,807            144
Net assets at beginning of period ..........................................      18,807         --             --
                                                                                --------   --------     ----------
Net assets at end of period ................................................    $106,557   $ 18,807     $      144
                                                                                ========   ========     ==========
                                                                                 HEALTH   INTERNATIONAL  LARGE/MIDCAP
                                                                                SCIENCES     EQUITY         VALUE
                                                                               SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                                                               ---------- -------------  ------------
                                                                                 2001**      2001**          2001**
                                                                               ---------- -------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ..............................................    $     (3)  $     (1)    $    2,357
 Realized losses ...........................................................          (1)        --         (5,237)
 Change in unrealized appreciation (depreciation) during the period ........         (22)         7         (4,848)
                                                                                --------   --------     ----------
Net increase (decrease) in net assets resulting from operations ............         (26)         6         (7,728)
Policy transactions:
 Net premiums from policyholders ...........................................       3,403      1,026      4,400,939
 Net transfers to policyholders for benefits and terminations ..............         (29)        --             --
                                                                                --------   --------     ----------
Net increase in net assets resulting from policy transactions ..............       3,374      1,026      4,400,939
                                                                                --------   --------     ----------
Total increase in net assets ...............................................       3,348      1,032      4,393,211
Net assets at beginning of period ..........................................          --         --             --
                                                                                --------   --------     ----------
Net assets at end of period ................................................    $  3,348   $  1,032     $4,393,211
                                                                                ========   ========     ==========



------------
  * From April 24, 2000 (commencement of operations).
 ** From commencement of operations (refer to footnote d in notes to financial statements #6)

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                                                                                      MFS
                                                                         SMALL CAP     AIM V.I.     RESEARCH      TEMPLETON
                                                                           VALUE    GROWTH SERIES    SERIES     INTERNATIONAL
                                                                        SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                                        ----------  -------------  ----------   -------------
                                                                           2001*         2001*        2001*         2001*
                                                                        ----------  -------------  ----------   -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ......................................     $    58       $    2       $   (2)        $   (3)
 Realized gains (losses) ...........................................        (144)          --            1              1
 Change in unrealized appreciation during the period ...............       2,861           68          114             83
                                                                         -------       ------       ------         ------
Net increase in net assets resulting from operations ...............       2,775           70          113             81
Policy transactions:
 Net premiums from policyholders ...................................      34,295        1,655        1,655          2,069
 Net transfers to policyholders for benefits and terminations ......      (5,922)         (13)         (14)           (17)
                                                                         -------       ------       ------         ------
Net increase in net assets resulting from policy transactions ......      28,373        1,642        1,641          2,052
                                                                         -------       ------       ------         ------
Total increase in net assets .......................................      31,148        1,712        1,754          2,133
Net assets at beginning of period ..................................          --           --           --             --
                                                                         -------       ------       ------         ------
Net assets at end of period ........................................     $31,148       $1,712       $1,754         $2,133
                                                                         =======       ======       ======         ======



---------
 *From commencement of operations (refer to footnote d in notes to financial statements #6)

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 2001

1. ORGANIZATION

John Hancock Variable Life Account UV (the Account) is a separate investment account of John Hancock Insurance Company (JHLICO), a wholly-owned subsidiary of John Hancock Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHLICO. Currently, the Account funds the UV VLI Class #1, UV VLI Class #2, UV MVL Class #3, UV Flex Class #4, UV Flex II Class #5, UV VEP Class #7, UV VEP Class #8, UV VEP Class #9, NY MEVL3 Class #13, NY MVUL98 Class #14, NY VCOLI1 Class #15, NY VCOLI2 Class #16, and NY VCOLI3 Class #17 Policies. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of thirty-nine subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust), John Hancock Declaration Trust (Declaration Trust) or of other Outside Investment Trusts (Outside Trust). New subaccounts may be added as new Portfolios are added to the Trust, Declaration Trust, or to the Outside Trust, or as other investment options are developed and made available to policyholders. The thirty-nine Portfolios of the Trust, Declaration Trust, and the Outside Trust which are currently available are the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets (formerly Emerging Markets Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Value, Fidelity VIP Growth, Fidelity VIP Contrafund, MFS New Discovery Series, V.A. Strategic Income, Health Sciences, International Equity, Large/ Mid Cap Value, Small Cap Value (formerly Small/Mid Cap Value), AIM V.I. Growth Series, MFS Research Series, and Templeton International II Portfolios. Each portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Investment in shares of the Trust, Declaration Trust and of the Outside Trust are valued at the reported net asset values of the respective Funds. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Fund shares are determined on the basis of identified cost.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

                         NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

JHLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables to/from portfolios/JHLICO are due to unsettled policy transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due to/ from either the respective portfolio and/or John Hancock Life Insurance Company for the benefit of policyholders.

3. TRANSACTION WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHLICO or the Trust.

4. NEW AUDIT GUIDE

Effective January 1, 2001, the Account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2001. The adoption of the Guide did not impact the total net assets of the subaccounts for fiscal year 2001. Certain disclosures in the financial statements of the Account have changed as a result of the adoption of the Guide. The financial statement presentation of the account for the years prior to 2001 have not been restated.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

5. DETAILS OF INVESTMENTS

The details of the shares owned, cost and value of investments in the Subaccounts of the Trust, Declaration Trust and of the Outside Trust at December 31, 2001 were as follows:


                                         SHARES
             SUBACCOUNT                  OWNED         COST          VALUE
------------------------------------- -----------  ------------  -------------

Large Cap Growth ..................     2,623,627  $ 57,185,452   $ 40,778,508
Active Bond .......................    10,175,029    97,694,098     97,207,604
International Equity Index ........       432,725     6,967,156      5,224,610
Small Cap Growth ..................       414,200     6,562,618      4,876,292
Global Balanced ...................       379,126     3,256,776      3,248,070
Mid Cap Growth ....................     1,788,114    28,987,247     17,593,663
Large Cap Value ...................     1,653,036    23,170,864     23,397,684
Money Market ......................    20,091,408    20,091,408     20,091,408
Small/Mid Cap Growth ..............       600,897     8,631,789      8,467,406
Real Estate Equity ................       407,874     5,396,915      5,525,379
Growth & Income ...................    16,569,601   265,476,417    197,711,222
Managed ...........................     7,248,546   102,582,559     94,814,008
Short Term Bond ...................       104,302     1,057,065      1,054,613
Small Cap Equity Portfolio ........       527,967     4,993,102      4,641,466
International Opportunities .......     1,281,466    14,273,081     11,919,734
Equity Index ......................     3,480,909    65,793,278     51,694,821
Global Bond .......................        81,878       826,341        797,319
Emerging Markets ..................       138,705       916,897        893,036
Bond Index ........................       542,637     5,387,511      5,365,289
Small/Mid Cap CORE ................        51,482       486,954        505,368
High Yield Bond ...................       143,544     1,037,452        980,405
Turner Core Growth ................        27,044       441,220        362,393
Brandes International Equity ......        91,161     1,280,573      1,127,660
Frontier Capital Appreciation .....        27,169       461,198        459,976
Clifton Enhanced US Equity ........         2,069        35,484         28,059
Large Cap Aggressive Growth .......           188         2,356          1,524
Fundamental Growth ................         1,273        15,888         10,796
AIM V.I. Value ....................         5,532        14,880         12,416
Fidelity VIP Growth ...............            20           727            671
Fidelity VIP II Contrafund ........           604        13,106         12,123
MFS New Discovery Series ..........         6,978       107,103        106,557
V.A. Strategic Income .............            16           143            144
Health Sciences Fund ..............           341         3,370          3,348
International Equity ..............           137         1,025          1,032
Large/Mid Cap Value ...............       411,986     4,398,059      4,393,211
Small Cap Value ...................         2,264        28,288         31,149
AIM V.I. Growth Series ............           105         1,644          1,712
MFS Research Series ...............           122         1,640          1,754
Templeton International ...........           182         2,050          2,133

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust, Declaration Trust and of the Outside Trust during 2001 were as follows:


     SUBACCOUNT                                       PURCHASES       SALES
     ----------                                       ---------       -----
Large Cap Growth ................................    $10,804,464   $ 3,042,541
Active Bond .....................................     16,609,722     7,469,708
International Equity Index ......................      1,185,789       993,377
Small Cap Growth ................................      1,648,903     2,511,644
Global Balanced .................................      3,149,776        69,865
Mid Cap Growth ..................................     12,345,246     2,849,824
Large Cap Value .................................      9,841,981     1,226,858
Money Market ....................................     15,460,482    19,348,199
Small/Mid Cap Growth ............................      3,467,498     1,034,469
Real Estate Equity ..............................      1,668,166     1,690,773
Growth & Income .................................     13,637,246    12,552,806
Managed .........................................      8,042,371     6,853,899
Short Term Bond .................................      1,003,940       312,720
Small Cap Equity ................................      2,687,802     2,215,133
International Opportunities .....................      8,249,954     4,312,700
Equity Index ....................................     14,738,704     4,705,379
Global Bond .....................................        350,575       643,185
Emerging Markets ................................        752,255       543,290
Bond Index ......................................      5,382,722       266,363
Small/Mid Cap CORE ..............................        540,923       617,672
High Yield Bond .................................      1,143,455     1,541,928
Turner Core Growth ..............................        316,156       220,714
Brandes International Equity ....................      1,072,801       896,044
Frontier Capital Appreciation ...................        482,709       537,110
Clifton Enhanced US Equity ......................         11,334         2,596
Large Cap Aggressive Growth .....................             --           126
Fundamental Growth ..............................          2,150           401
AIM V.I. Value ..................................         10,887         1,614
Fidelity VIP Growth .............................          1,088         3,397
Fidelity VIP II Contrafund ......................         11,048         3,694
MFS New Discovery Series ........................         97,625         7,106
V.A. Strategic Income ...........................            242           100
Health Sciences Fund ............................          3,402            31
International Equity ............................          1,034             9
Large/Mid Cap Value .............................      4,503,258        99,962
Small Cap Value .................................         34,680         6,084
AIM V.I. Growth Series ..........................          1,659            15
MFS Research Series .............................          1,655            16
Templeton International .........................          2,068            19

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

6. UNIT VALUES

A summary of unit values and units outstanding for variable life contracts and the expense and the investment income ratios, excluding expenses of the underlying Portfolios were as follows:

                                      AT DECEMBER 31, 2001               FOR THE YEAR OR PERIODS ENDED DECEMBER 31, 2001
                               -----------------------------------  ---------------------------------------------------------
                               UNITS       UNIT FAIR       ASSETS    EXPENSE RATIO*      INVESTMENT              TOTAL
         SUBACCOUNT
         ----------            (000S)    VALUE LOWEST      (000S)   LOWEST TO HIGHEST  INCOME RATIO**          RETURN***
                               ------                      ------   -----------------  --------------
                                          TO HIGHEST                                                           LOWEST TO
                                         ------------
                                                                                                                HIGHEST
                                                                                                               ---------
Large Cap Growth                 627   $14.90 to $58.93   $ 43,595    0.05% to 0.625%       0.98%        (18.04)% to 49.00%/e/
Active Bond                    1,941    13.84 to 66.70     108,818     0.05 to 0.625        7.87           6.80 to 38.40/e/
International Equity Index       221    10.19 to 19.15       5,654     0.05 to 0.625        2.70          (20.79) to 1.90/e/
Small Cap Growth                 330    14.70 to 16.83       4,876     0.05 to 0.625       --/c/           (13.12) to 68.30
Global Balanced                  291    10.88 to 11.56       3,248     0.60 to 0.625        0.57           (7.08) to (6.99)
Mid Cap Growth                 1,234    14.20 to 16.04      17,594     0.05 to 0.625       --/c/          (37.33) to 60.40/e/
Large Cap Value                1,282    15.89 to 18.90      23,398     0.05 to 0.625        1.83           0.66 to 58.90/e/
Money Market                     684    12.56 to 34.50      22,329     0.05 to 0.625        5.38           3.29 to 25.60/e/
Small/Mid Cap Growth             388    14.38 to 23.01       8,467     0.05 to 0.625       --/c/           2.00 to 121.80/e/
Real Estate Equity               133    13.29 to 32.43       5,901     0.05 to 0.625        5.72           5.07 to 32.90/e/
Growth & Income                1,818    13.99 to 137.76    230,297     0.05 to 0.625        1.94          (16.00) to 39.90/e/
Managed                        1,273    14.88 to 45.24     108,762     0.60 to 0.625        3.72           (3.47) to (3.41)
Short Term Bond                   70    13.29 to 15.68       1,055     0.05 to 0.625        5.62          (11.57) to 32.90/e/
Small Cap Equity                 436    10.30 to 11.04       4,641     0.05 to 0.625        0.09           (4.40) to 3.00/e/
International Opportunities    1,104    10.52 to 11.18      11,920     0.05 to 0.625        1.07          (21.41) to 5.20/e/
Equity Index                   2,838    15.82 to 18.87      51,695     0.05 to 0.625        1.52          (12.54) to 58.20/e/
Global Bond                       60    12.73 to 13.63         797     0.05 to 0.625        4.57          (2.07) to 27.30/e/
Emerging Markets                 122      7.29 to 7.46         893     0.05 to 0.625        0.31         (26.20) to (4.07)/e/
Bond Index                       436    12.30 to 12.58       5,365     0.60 to 0.625        6.46             6.86 to 7.22
Small/Mid Cap CORE                45    11.19 to 11.44         505     0.60 to 0.625        0.71            (0.36) to 0.09
High Yield Bond                  108     9.08 to 9.29          980     0.50 to 0.625       10.50           (8.00) to 1.68/e/
Turner Core Growth                21    16.67 to 19.69         362     0.50 to 0.625        0.14          (24.04) to 66.70/e/
Brandes International Equity      71    15.28 to 16.10       1,128     0.50 to 0.625        1.55          (13.33) to 61.00/e/
Frontier Capital Appreciation     21    19.76 to 24.69         460     0.50 to 0.625   0.60 to 0.625      (2.09) to 97.60/e/
Clifton Enhanced US Equity         3    10.25 to 13.83          28         0.60        0.60 to 0.625            (13.50)
Large Cap Aggressive Growth    --/a/     6.71 to 8.33            2        0.625            --/c/                (15.34)
Fundamental Growth                 2     6.12 to 10.16          11        0.625            --/c/                (32.72)
AIM V.I. Value                     2     7.13 to 29.72          12   0.525 to 0.625         0.19          (13.17) to (12.95)
Fidelity VIP Growth            --/a/     7.12 to 71.07           1        0.625            --/c/                (18.22)
Fidelity VIP II Contrafund         1     8.26 to 27.72          12   0.575 to 0.625         0.43          (13.06) to (12.86)
MFS New Discovery Series          11     9.12 to 16.49         107   0.575 to 0.625         5.14           (5.69) to (5.59)
V.A. Strategic Income          --/a/    10.33 to 13.79       --/b/        0.625            3.11/d/              3.30/f/
Health Sciences Fund           --/a/     9.77 to 9.81            3        0.625            --/c/               (2.30)/f/
International Equity           --/a/     8.03 to 8.43            1        0.625            --/c/              (16.00)/f/
Large/Mid Cap Value              322     9.40 to 16.44       4,393     0.50 to 0.625       0.30/d/        (6.00) to 64.40/f/
Small Cap Value                    3    10.44 to 16.79          31     0.50 to 0.625       0.97/d/          4.40 to 4.80/f/
AIM V.I. Growth Series         --/a/     8.44 to 20.77           2        0.625            0.34/d/            (15.60)/f/
MFS Research Series            --/a/     8.61 to 18.67           2        0.625            --/c/              (14.10)/f/
Templeton International        --/a/     8.17 to 8.19            2        0.60             --/c/              (18.30)/f/

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT UV

 *These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolios are excluded.

 ** These amounts represent the dividends and other income received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the subaccounts invest.

 *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the commencement date through the end of the reporting period.

 a. Total accumulation units not greater than 500 units.

 b. Total assets not greater than $500.

 c. Portfolio distributed no dividends during the year.

 d. From May 1, 2001 (commencement of operations). Investment Income Ratio is annualized.

 e. From July 20, 2001 (inception of investment option). $10.00 initial offering price.

 f. From May 1, 2001 (inception of investment option). $10.00 initial offering price.

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE                                                         PAGE

Account ..................................................................  29
attained age .............................................................  10
beneficiary ..............................................................  36
business day .............................................................  29
cash value ...............................................................   8
charges ..................................................................   9
Code .....................................................................  32
cost of insurance rates ..................................................  10 date of issue ............................................................  30
death benefit ............................................................   5
deductions ...............................................................   9
dividends ................................................................   8
expenses of the Series Fund ..............................................  10
Fixed Extended Term ......................................................   7
full surrender ...........................................................  12
fund .....................................................................   2
grace period .............................................................   6
guaranteed minimum death benefit .........................................  13 insurance charge .........................................................  10
insured person ...........................................................   5
investment options .......................................................   1
John Hancock .............................................................  29
John Hancock Variable Series Trust .......................................   2
lapse ....................................................................   6
loan .....................................................................  12
loan interest ............................................................  12
monthly deduction date ...................................................  29 mortality and expense risk charge ........................................  10
optional benefits charge .................................................   9
owner ....................................................................   5
Paid-Up Whole Life .......................................................   7
partial surrender ........................................................  12
payment options ..........................................................  14
policy anniversary .......................................................  30
policy year ..............................................................  30
premium; premium payment .................................................   6
prospectus ...............................................................   3
receive; receipt .........................................................  16
reinstate; reinstatement .................................................   6
SEC ......................................................................   2
Separate Account UV ......................................................  29
Servicing Office .........................................................   2
special loan account .....................................................  13
subaccount ...............................................................  29
Sum Insured ..............................................................  13
surrender ................................................................   5
surrender value ..........................................................  12
tax considerations .......................................................  32
telephone transfers ......................................................  16
transfers of cash value ..................................................  11
variable investment options ..............................................   1
Variable Sum Insured .....................................................  13
we; us ...................................................................  29
you; your ................................................................   5